                                                                  EXHIBIT 10.17

                                               Confidential Treatment Requested
                                         Under 17 C.F.R. Sections 200.80(b)(4),
                                                             200.83 and 230.406



Page ___ of ___  GOVERNMENT OF THE DISTRICT OF COLUMBIA    Encumbrance Code:
                 Office of Contracting and Procurement
                          PURCHASE NOTIFICATION

P/N NO: T00C9 122720

                                   REQUISITIONER

               / / 1(a) REQUISITION
(Check One) [ / / 1(b) RELEASE AGAINST DCSS NO. _____
            [ / / 1(c) PURCHASE ORDER (OCP use only)
2. Requisition Date:     2/10/99

3. Requested Delivery Date:  /  /

4. Requisitioner Name: Mary Ellen Hanley

5. Requisitioning Agency:  OCT

6. REQUISITIONING OFFICE:

   Address:      Office of Chief Tech.
                 441 4th St., NW 9305
                 Washington, DC 20001
   Telephone #   202-727-2277
   Fax:          202-727-6857

7. DELIVER TO: (complete if different from Requisitioning Office)

   Address:          Same

   Name of Contact:
   Telephone #
   Fax:

7. BILL TO:

   Address:          Same

   Name of Contact:
   Telephone #
   Fax:

                                   PROCUREMENT

  PROCUREMENT AUTHORIZATION RELEASE, PURCHASE ORDER OR OTHER (SEE BLOCK #12)



LINE    NIGP CODE            PRODUCT DESCRIPTION                                UNIT    QTY       UNIT PRICE        AMOUNT
9(a)       9(b)                     9(c)                                        9(d)    9(e)          9(f)           9(g)

01        958-23              ASSESSMENT, REMEDIATION                                                               $10,710,000
                              OF Y2K APPLICATION PER
                              ATTACHED ILLEGIBLE
--------------------------------------------------------------------------------------------------------------------------------
                         TOTAL PRICES MUST BE INCLUSIVE OF FREIGHT CHARGES
                                                                                                            TOTAL:  $10,710,000


15. SUPPLIER INFORMATION:
    Name:              Titan/CAP Gemini
    Supplier Address:  1900 Campus Commons
                       Drive Suite 600
                       Reston, VA 22091
    Name of Contact:   M. Walker
    Telephone #:       800-227-4230 x1785
    DUNS #:
    Tax I.D. #:        134008544

10. P.O. Date:  /  /

11. Quote Date: /  /

12. If used in conjunction with a Contract award, Purchase Order is placed in accordance with all provisions of Contract No: _____________________

13. Time Discount
    -------------
       Terms

(Applies to Purchase Order Only)

14.

F.O.B. ________________
Delivery Date:

   /  /

                                  CERTIFICATIONS

16. AUTHORIZING REQUESTING OFFICIAL

Authorizing Official:

Illegible     Date: 2/10/99

(MUST ENSURE AN ESTIMATED AMOUNT HAS BEEN PROVIDED IN BLOCK #20 FOR ALL PURCHASE NOTIFICATIONS)

17. FISCAL CERTIFICATIONS

Pre-Encumbrance: (APPLICABLE IN PURCHASES OVER $25,000 ONLY)

                 Illegible

Date: 2/16/99  Amount: $11,288,499

Encumbrance:

                 Illegible

Date: 4/6/99 Amount: $10,710,000

18. PROCUREMENT CERTIFICATIONS

Contract Specialist:

Illegible     Date: 4/5/99

Contracting Officer:

Illegible     Date: 4/5/99


                                    RECEIVER

                          19. RECEIVING AND ACCEPTANCE

Partial or Final Shipment               Date of Receipt     Quantity agrees with Order:   / / YES   / / NO
/ / PARTIAL / / FINAL                       /   /           IF AMOUNT DIFFERS, COMPLETE NEXT SECTION BELOW:

LINE           PRODUCT DESCRIPTION           QTY RECEIVED       QTY REJECTED    DIFFERENCE



RECEIVING EMPLOYEE SIGNATURE:                                 Date:  /  /    RECEIVING # (IF APPLICABLE)

TITAN LOGO

                        FIXED PRICE PROPOSAL FOR THE
                   GOVERNMENT OF THE DISTRICT OF COLUMBIA
                   OFFICE OF THE CHIEF TECHNOLOGY OFFICER

                           PART I - TECHNICAL PROPOSAL

                                15 MARCH 1999

                             TITAN PROPOSAL NO. BP03


-------------------------------------------------------------------------------

THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT OF THE DISTRICT OF COLUMBIA AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED - IN WHOLE OR IN PART - FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF, HOWEVER, A CONTRACT IS AWARDED TO THIS OFFEROR AS A RESULT OF - OR IN CONNECTION WITH - THE SUBMISSION OF THIS DATA, THE GOVERNMENT OF THE DISTRICT OF COLUMBIA SHALL HAVE THE RIGHT TO DUPLICATE, USE OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THE DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION ARE CONTAINED IN ALL PAGES OF OUR PROPOSAL.

-------------------------------------------------------------------------------








-------------------------------------------------------------------------------

TECHNICAL PROPOSAL FOR THE GOVERNMENT OF THE DISTRICT OF COLUMBIA FOR YEAR 2000 SERVICES

          The District of Columbia Office of the Chief Technology Officer is responsible for ensuring that the Information Technology (IT) systems in the District government are Year 2000 (Y2K) ready. As a result of a completed assessment of the District's IT Remediation and testing status, the Chief Technology Officer has identified a requirement for implementation services to assist in the District's Y2K readiness initiative and has issued a Task Order for these services. The Titan Corporation ("Titan") with its subcontractor, Cap Gemini America, Inc. ("Cap Gemini"), is please to respond to this Task Order and hereby submits this Technical Proposal to provide the required/requested services.

EXECUTIVE SUMMARY:

          Titan and its subcontractor believe that the District of Columbia requires an efficient and proven process to address Year 2000 issues. Titan has selected an approach to support the District's Year 2000 goal of ensuring that the impact of the IT systems delivery on the District Government's services is minimal, and the associated potential negative legal and economic impacts are minimized. This approach responds to the objective of the District's Task Order for acquiring professional services to provide support in performing IT assessment, remediation, testing, and Project Management support services. The District's staff provided in Attachment 1, Non - IBM Partitions, applications to be included in this work effort.

          This proposal is divided into two parts. One of two processes will be applied to both of the parts. The code will either be assessed, remediated, and tested or it will be tested only depending on its status at the time. The first part is a fixed price per Line of Code (LoC) proposal for those elements for which the DC Government provided specific line of code and language identification. These applications are identified in Attachment 2, FP/LoC - Languages and Lines of Code. The second is also a fixed price per LoC proposal to support the District on those applications in Attachment 3, FP/LoC
          - Applications without Language and/or Lines of Code. This second part is not limited to the applications listed in Attachment 3 and will apply also to applications identified during the in-depth inventory/assessment phase of the project.

--------------------------------------------------------------------------------

     PART 1 FIXED PRICE/LoC PROPOSAL

     Part 1, the Fixed Price/LoC Technical Proposal, delineates two activities. The first activity, coordinate Project Management Activities with the IBM Project Office, will be performed by Titan and will include planning, monitoring, and reporting on the IT remediation and testing initiatives. In addition to coordinating efforts with IBM, Titan will coordinate the effective integration of the activities performed by Cap Gemini and Titan and any third party vendors required in the performance of this Task Order. This active coordination will ensure that a common methodology is maintained across the entire IT portfolio for which Titan is responsible.

     Deliverables (Appendix 1) for this activity will include:

     - Project plans which identify and assign tasks, major milestones for the efforts of the project team, and estimated dates on which tasks will be completed using Microsoft Project and the agreed upon standard reports. Any project plan variances will be identified and addressed with a recovery plan on a weekly basis.

     - Daily, weekly, and monthly reports that measure and track progress according to the plan; issue resolutions, and resolve deviations from the project plan.

     - Weekly status meetings conducted with the District and IBM Project Teams to review project status.

     - Weekly status reports provided to the District Year 2000 Program Manager and weekly Project Management plans provided to District Project Manager.

     - Project communications prepared using Lotus Notes. The DC Government will provide software and training.

     For the second activity, IT Application Conversion and Test, Titan will provide services to remediate and selectively test the application work packages defined by the DIstrict in Attachment 2, "Fixed Price/LoC." Titan's plan will include identification of necessary infrastructure modifications to prepare a Y2K-ready operating environment for the identified DIstrict applications. Services will include:

     - Conducting an analysis of the applications and the infrastructure environment and developing remediation plans,

     -  Converting code for all code not identified as "test only,"

     - Testing an agreed upon percentage of the converted code using an agreed to testing methodology at a non-District test environment (see Appendix 3, Validate Phase),

     -  Returning tested code to the production environment, and

     - Producing reports and meeting with agencies for confirmation of system Y2K readiness.



-------------------------------------------------------------------------------
                                       2

     PART 2 FIXED PRICE/LoC - APPLICATIONS (KNOWN AND UNKNOWN) WITHOUT LANGUAGE AND/OR LINES OF CODE (FP/LoC - UNSPECIFIED APPLICATIONS):

     The FP/LoC - Unspecified Applications portion of this proposal provides a work effort for assessment, remediation and testing of those applications where inadequate information was available to determine the lines of code and the languages at the time of this proposal. Attachment 3, FP/LoC - Applications without Language and/or Lines of Code, defines the Agencies and applications to which this effort currently applies. Additional Agencies and Applications will be added as they are identified.

ASSUMPTIONS:

     In order to respond to the District's Task Order, Titan made the following assumptions:

          - The DC Government-provided Attachment 1 titled Non-IBM Partitions forms the basis for this proposal. The extract of applications where the DC Government was able to define the lines of code are identified in Attachment 2 and are the basis for the fixed price portion of this proposal. The applications where the line of code estimates were not available are contained in Attachment 3 and form the basis of the FP/LoC - Unspecified Applications portion of this proposal.

          - The Titan/Cap Gemini project team ("the Titan Team" or "the Team") can supply support to the DC Government for certain DC Government project responsibilities. Examples of this support are Source Code Collection, Execution of Baseline (DC Government Subject Matter Experts (SMEs) would have to direct these efforts). If these services are desired they will be contracted under a separate task order.

          - Easytrieve is estimated to consist of 50 programs with an average of 2,000 LoC per program.

          - Titan/Cap Gemini estimates that the number of copybooks is equal to the number of COBOL programs and the average size is 200 LoC (5,500 x 200 = 1,100,000 LoC).

          - Titan/Cap Gemini estimates that the number of batch jobstreams is equal to the number of COBOL programs and the average size is 100 LoC (5,500 x 100 = 550,000 LoC).

          - Subject Matter Experts (SMEs) will be available from the DC Government to develop and produce test cases for validation activities.

          - Baseline development and execution are accomplished according to the Project Schedule and Project Plan.

          - SMEs will review the DataMaps and identified date variable listing according to the project schedule.



-------------------------------------------------------------------------------
                                       3

          - The Titan Team will identify hardware needs with the DC Government and IBM to size the test computing environment. The DC Government will contract directly with IBM to provide Data Center services for testing for IBM MVS based mainframe testing. The DC Government agrees to absorb all costs associated with providing Data Center services, including required software and systems programming support.

          - SMEs and the Titan Team will work together to develop a selective testing strategy -- generally, testing only the programs that have changed and other programs identified by the DC Government. This is an increased risk inasmuch as not all of the programs will be tested. We believe that selective testing is necessary to achieve the aggressive project schedule. Assumptions surrounding selective testing are:

             - Selective testing will be applied to test 30% of the programs in the FFP effort only. Due to the short timeframe available, the selective testing approach is required.

             -  DC Government will identify the programs to be tested.

             - DC Government will provide independent and re-startable tests for the programs to be tested.

          - Test Only IBM / MVS Mainframe based COBOL, Easytrieve and Focus programs (Additional assumptions associated with Test Only are contained in Appendix 5):

             - The key assumption with the Test Only is a 10% defect rate in the code to be tested.

             - If the DC Government provides MicroFocus lines of code for testing, the DC Government will also provide a suitable test platform with the necessary software.

          - The technical approach to the renovation will be Interpretation (windowing).

          - The program high, medium, low complexity mix is 1:1:1, as described in the Project Plan.

          -  Dates on screens and reports will not be expanded.

          - DC Government will have completed the following activities before Week One (Kickoff week) of the Project Schedule:

             - District will have qualified, quantified, linked, compiled, and staged the Implementation Group inventory as described in the Activities section of the Titan Project Plan, and according to the guidelines established in the Extraction Toolkit provided by Cap Gemini.

             - District will have created the Baseline application program environment from the same Production source programs that are to be extracted and sent to the Application Renovation Center
                (ARC) for renovation.



-------------------------------------------------------------------------------
                                       4

        - Extracted source code and confirmed DataMaps are expected to be received according to the Project Schedule. Late shipments or elements found by the ARC to be missing from the program logic that result in delays will be presented to the DC Government as Project Impacts for approval or acknowledgment.

        - DC Government will include whole applications, as opposed to selected pieces, in the Implementation Group inventory to allow the ARCDRIVE toolset to detect hidden dates and resolve usage.

        - DC Government will confirm the DataMaps within 20 business days of receiving the DataMaps from the ARC.

        - DC Government will provide sign-off on all deliverables within five working days of receipt. Five working days after the deliverables have been in the District's hands, deliverables will be deemed accepted by the DC Government unless Titan is notified otherwise in writing.

        -  Renovation will be limited to date fields and date-related fields.

        - Any required bridging will be limited to batch bridges and will be accomplished using the standard Cap Gemini Universal Data Migrator
           (UDM) utility.

        - Resolution of issues not specified in the Renovation Specification that result in renovation errors is outside the scope of this Proposal. In this case and in others, we will utilize the DC Government's issue resolution process.

        -  Baseline tests will be independent, repeatable, and re-startable.

        - Initiator priority and on-line priorities at near-production level will be available.

        - Baseline test data will not exceed the lesser of 1% of production test data or 1,000 records to create manageable test data volumes.

        - The Titan Team will document any project variations with a Project Impact Report (PIR), and the DC Government agrees to address and resolve the PIR within 24 hours.

        - Date-related changes made to production programs or file layouts since the Baseline was extracted that require re-renovation of the affected programs are considered outside the scope of this Technical Proposal. In this case and in others, we will utilize the DC Government's issue resolution process.

        - This Technical Proposal for the FFP part of the contract combined with the Project Plan describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Technical Proposal and/or Project Plan are considered out-of-scope and are excluded from this offering.

        - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (Document Z-1400) or the Consulting Agreement -- TransMillennium-TM-Services will be signed before holding the Pre-Kickoff Meeting by Titan, the DC Government, and its third-party vendors who will be working on this project.

--------------------------------------------------------------------------------

SCOPE:

        The Titan Project Team proposes to support the District's Year 2000 effort on a fixed price per LoC basis for applications totaling at least 8.1 million lines of code (Attachment 2), 5,700,000 of which are hosted on mainframe systems and 2,400,000 are hosted on other platforms. In addition, Titan proposes to also provide support for unlisted Agencies and applications identified during the inventory/ assessment phase as well as those 116 applications (Attachment 3) where inadequate information was available at the time of the proposal to determine the number of lines of code to be remediated and/or tested. The Team anticipates that the majority of its effort will be to assess, remediate, and selectively test the code that is provided. The body of this proposal addresses this effort. Appendix 5. addresses the level of support to be provided for code that is to be tested only.

        PART 1--FIXED PRICE/LoC PROPOSAL (ANNEX 2):

        MAINFRAME CODE (23 APPLICATIONS TOTALING 5,700,000 LINES OF CODE):

        Cap Gemini, in support of Titan, will focus its efforts on the biggest part of the Year 2000 challenge, the mainframe programs written in COBOL, FOCUS and Easytrieve.

        The Titan Team understands that the DC Government has a significant inventory consisting of approximately 5,500 COBOL programs and approximately 1,000 programs in other known languages. With an inventory this large, this is an enormous task to complete in the next year. Considering the COBOL/Focus portions of the inventory, working every day in 1999, including weekends and holidays, more than 23 programs have to be renovated, validated, and implemented each day. Looking at this project velocity from a standard workweek perspective, 169 programs must be renovated, validated, and implemented in each of the 50 workweeks in 1999. The Team proposes a strategy for handling this volume of work, provided the significant assumptions are realized.

        Understanding the stringent requirements and time constraints, the Team is proposing an accelerated approach to addressing the Year 2000 challenges in the District. They propose to perform a Set-Up to prepare the environment and get ready for the accelerated project. The Set-Up will take the entire first month of the project. The Team will then begin two approximately equal sized COBOL Implementation Groups
        (IGs), with the second IG addressing the Focus code- each beginning on March 1, 1999. They anticipate ending the COBOL projects six months later, and the Focus project an additional 15 days later.

--------------------------------------------------------------------------------

        OTHER LANGUAGES/PLATFORMS (29 APPLICATIONS TOTALING 2,400,000 LINES OF
        CODE):

        Titan will provide assessment, code collection assistance, and renovation for the other languages identified in Attachment 2. Significant effort will be expended coordinating and managing this effort at eight different agencies for 29 applications containing 14 different languages. Active partnering with the agency owners of this code will be required to effectively complete the renovation in a timely manner. Titan will provide documentation detailing requirements for collecting the code from the various sites and will work with District IT personnel to efficiently accomplish this effort.

        PART 2 FP/LoC--UNSPECIFIED APPLICATIONS PROPOSAL:

        Attachment 3 identifies Agencies/applications where lines of code were not provided by the DC Government. Titan proposes to accomplish this effort on a fixed price/LoC basis also. This proposal effort includes three tasks--Inventory/assessment, Remediation, and Testing:

        - The Assessment effort will involve first meeting with the applicable Agency staffs and collecting source code. Then a complete analysis of the code to identify and prepare Year 2000 affected code for Remediation will be accomplished. Based on these assessments, recommended Remediation approaches will be presented to the DC Government before Remediation is begun.

        - The Remediation effort will be based on the analysis and discussions made above. This will include changing the code and preparing it for testing.

        - Selective Testing as discussed above in the FP/LoC section of this proposal will be conducted in the Test Phase of this portion of the proposal in order to accommodate the compressed schedule issues. Based on the extent and nature of the remediation efforts accomplished above, a test plan will be prepared for DC Government approval prior to beginning the Test Phase.

PROJECT MANAGEMENT:

           Success in a project like this depends on an excellent and proven technical approach, and it requires a significant and disciplined Project Management approach. Because of the unusual size and time constraints of this project, Titan proposes that we, the District, and Cap Gemini establish a Sponsor's Committee to oversee these efforts. We suggest that senior management of all organizations participate in the oversight effort.

ROLES AND RESPONSIBILITIES:

           The goal of making an application ready for the Year 2000 can only be realized through coordination and cooperation of the parties. To ensure that there is no duplication of efforts or missing elements to thwart this goal, the roles and responsibilities for each are outlined below.

--------------------------------------------------------------------------------

     TITAN TEAM RESPONSIBILITIES:

     In addition to the assignment of responsibilities that will be detailed in the Activities and Deliverables sections of the Titan Project Plan, the Titan Team will support the District by:

     - Extracting the qualified, quantified, and staged source in PDS format from the staging libraries; extraction from source management libraries such as Panvalet is outside the scope of this Technical Proposal.

     - Providing Project Management across the spectrum of tasks to be performed throughout the period of performance.

     - Remediating all code identified in the scope.

     - Providing testing on approximately 30% of the mainframe code identified in the FFP attachment.

     - Conducting a checkpoint meeting with the DC Government when the renovated code is returned from the ARC to review the renovation results, deliverables, and the validation strategy.

     Note: Any re-renovation due to changed specifications or changes to production following extraction is out of scope and will be handled as Project Impacts.

     DC GOVERNMENT RESPONSIBILITIES:

     In addition to the assignment of responsibilities that will be detailed in the Activities and Deliverables sections of the Titan Project Plan, the DC Government will:

     - Establish a Sponsors Committee whose members are able to make decisions about the project and are committed to attending the meetings.

     - Appoint a Project Executive and a full-time Project Manager.

     - Assure participation of Titan and Cap Gemini in the DC Government weekly status meetings.

     - Provide Subject Matter Experts (SMEs) knowledgeable of the applications, file structures, and data included within the Implementation Groups to participate primarily in building the Baseline tests, developing the Renovation Specification, confirming the DataMap, reviewing the 20XX test results, and reviewing the identified date variable list.

     - Provide to Titan Team the compile and link JCL and procedures used to resolve the inventory and compile the Baseline.

     - Prior to Baseline execution, provide and install debugging, capture/playback, comparison and resynchronization tools, as documented in the Tools Guide provided by Cap Gemini in Appendix 4.

     - Provide documentation for the source to be renovated (i.e., how programs are supposed to run and system flows for batch; man-machine interface such as user guides for online) in accordance with documentation to be provided by the Titan Team.

     - Provide Known Date Variable list to Titan.


     ---------------------------------------------------------------------------
                                       8

     - Provide Language Reference Manuals (if required). Some languages may require that the District supply the corresponding language reference manual to ensure language training is correct.

     - Provide Baseline documentation to Cap Gemini, including hardcopy job output, system flows (batch JCL and on-line scripts), input control cards, job sequences, location and naming of input/output files, and databases.

     - Minimize date-related changes to production programs and make no file layout changes once the Baseline is extracted.

     - Modify production JCL to incorporate any required bridges and prepare turnover procedure for implementation to production.

     - Plan conversion of the production data, test the conversion programs, and document the conversion procedure.

     - Provide copy and load libraries.

     - Provide the compile, link, and bind procedures for migration to production.

     - Be responsible for all implementation activities and review of procedures for volume promotion.

     INVESTMENT SUMMARY:

     Based on the scope of work, assignment of responsibilities, deliverables (Appendix 1) and assumptions described elsewhere in this Technical Proposal, Titan will, as part of this Year 2000 Implementation Group project, help the DC Government Renovate, Validate and Implement or Test only the identified inventory in the revised Attachment 1, Non-IBM Partitions, and Attachment 2 for a fixed price/LoC. In addition, Titan will provide services for the applications where there was inadequate or incomplete information available to define the number of lines of code and to those Agencies and applications requiring support that were not identified in Attachment 1. The Agencies and the number of applications in the currently identified portion are listed in Attachment 3. All out-of-scope work or variances to Titan's estimating assumptions that require additional work or result in project delays will be presented to the DC Government in the form of a Project Impact Report for approval or acknowledgment.

     ---------------------------------------------------------------------------
                                       9

APPENDIX 1: DELIVERABLES

     The deliverables to be created and made available to DC Government under this Statement of Work are limited to the following:


     -------------------------------------------------------------------------------------------------------
                           DELIVERABLES                                           RESPONSIBILITY
                                                                      --------------------------------------
                (X = LEADS          X = PARTICIPATES)                   TITAN TEAM          DC GOVERNMENT
     -------------------------------------------------------------------------------------------------------

     SET-UP
     - Year 2000 Project-Related Presentations                               X
     -------------------------------------------------------------------------------------------------------
     - Test Environments (Baseline, 19XX, 20XX, Production)                                        X
     -------------------------------------------------------------------------------------------------------
     - Extraction Toolkit                                                    X
     -------------------------------------------------------------------------------------------------------
     - Baseline Testing Guide                                                X
     -------------------------------------------------------------------------------------------------------
     - Qualified, Quantified, Linked, Compiled and Staged Inventory                                X
     -------------------------------------------------------------------------------------------------------
     RENOVATE
     - Project Quality Plan                                                  X
     -------------------------------------------------------------------------------------------------------
     - Detailed Project Plans                                                X                     X
     -------------------------------------------------------------------------------------------------------
     - Extracted IG Inventory                                                X
     -------------------------------------------------------------------------------------------------------
     - IG-Specific Complexity Analysis Sessions                              X                     X
     -------------------------------------------------------------------------------------------------------
     - Identified IG Complexities                                                                  X
     -------------------------------------------------------------------------------------------------------
     - IG Complexity Solutions                                               X                     X
     -------------------------------------------------------------------------------------------------------
     - Unconfirmed DataMaps                                                  X
     -------------------------------------------------------------------------------------------------------
     - DataMap Review and Renovation Standards Presentations                 X
     -------------------------------------------------------------------------------------------------------
     - Renovation Specifications
       - Renovation Complexities/Solutions                                   X                     X
     -------------------------------------------------------------------------------------------------------
       - Confirmed DataMap                                                                         X
     -------------------------------------------------------------------------------------------------------
       - Renovation Standards (see Appendix 2)                               X
     -------------------------------------------------------------------------------------------------------
     - Renovated source (programs, copybooks, JCL, PROCs, etc.) with
       line-of-code comments documenting each change made                    X
     -------------------------------------------------------------------------------------------------------
     - External Change Log                                                   X
     -------------------------------------------------------------------------------------------------------


     ---------------------------------------------------------------------------
                                      10

---------------------------------------------------------------------------
               DELIVERABLES                        RESPONSIBILITY
                                               ----------------------------
       (X = LEADS    x = PARTICIPATES)         TITAN TEAM     DC GOVERNMENT
---------------------------------------------------------------------------
- DataMap Extracts                                X
---------------------------------------------------------------------------
- Required Year 2000 Called Modules
  (subroutines)                                   X
---------------------------------------------------------------------------
- Called Modules Guide                            X
---------------------------------------------------------------------------
- Model Batch (UDM) Bridge(s)(if required)        X
---------------------------------------------------------------------------
VALIDATE - 30% OF INVENTORY IDENTIFIED IN
THE SCOPE OF WORK SECTION

- Baseline Test Data and Scripts                                   X
---------------------------------------------------------------------------
- Completed Baseline with Capture of All                           X
  Input, Output and Intermediate Files and
  Reports
---------------------------------------------------------------------------
- Universal Data Migrator (UDM)                   X
---------------------------------------------------------------------------
- UDM Guide                                       X
---------------------------------------------------------------------------
- UDM Training                                    X
---------------------------------------------------------------------------
- 19XX Test Results                               X
---------------------------------------------------------------------------
- 19XX Test Acceptance                                             X
---------------------------------------------------------------------------
- Time-Warped Baseline Data                       X
---------------------------------------------------------------------------
- 20XX Test Job Logs                              X
---------------------------------------------------------------------------
- Determination of 20XX Test Correctness                           X
---------------------------------------------------------------------------
- 20XX Test Acceptance                                             X
---------------------------------------------------------------------------
IMPLEMENT

- Freeze Notification                                              X
---------------------------------------------------------------------------
- Resynchronized Source Code                      x                X
---------------------------------------------------------------------------
- Production-ready UDM Bridges (if required)                       X
---------------------------------------------------------------------------
- Converted Production Data, if necessary                          X
---------------------------------------------------------------------------
- Migrated (to Production) IG Components                           X
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                  11

APPENDIX 2: RENOVATION STANDARDS

     The Application Renovation Center (ARC) renovation process is carefully designed to transform programs according to the Renovation Specification with minimum disruption to the working logic of the program. This is to ensure the highest quality renovation and the lowest risk during testing. The renovation process may include data fields that are either expanded or interpreted (suppressed), which is determined by the DataMap.

     This document describes the standard changes that will be made by the automated and manual renovation processes. Of course, there will be cases where additional analysis and manual code changes will be required. However, whenever possible the Titan Team will adhere to these standards.

     CHANGE CODING STANDARD

     Any code to be changed will be commented out and retained in the program. All such comment lines will use a "*+" comment indicator, so that the commented code can easily be identified and later automatically removed. Changes by the Renovator will be identified as such. Any manual changes will include a comment line indicating the date and author of the changes. For example:

          Y2000+*+**  CGA/ARC:  FIELD TEST-YY EXPANDED            Y2000+
          Y2000+*+         03     TEST-YY PIC 99.                 Y2000+
          Y2000C           03     TEST-YY PIC 9999.               Y2000C

     The Change Marker "Y2000+" is used for added lines and "Y2000C" for changed lines. ARCDRIVE will insert a banner at the beginning of each renovated COBOL program:

          Y2000+*+***************************************************************Y2000+
          Y2000+*+  EDITED BY CGA/ARC RENOVATOR RENOALL V2.0a ON 1996-1-29 11:42 Y2000+
          Y2000+*+***************************************************************Y2000+

     MAINTAIN SAME DATA FORMAT

     Wherever possible, all renovated fields should retain the same basic format as in the original code, except for an expanded area. For example:

                         MMDDYY           becomes MMDDYYYY
                         YYMMDD           becomes YYYYMMDD
                         YYDDD  COMP-3    becomes YYYYDDD COMP-3
                         etc.

     This is important to maintain the program logic that may depend on the format.

     CENTURY ADDITION TO YEAR

     For expanded dates, year fields will be expanded to include the century, either as a two-digit (19/20) or one-digit (0/1) prefix. The century field will not be a separate field. For example:

            01  TEST-YY                 PIC 99

        will become

            01  TEST-YY                 PIC 9999.

---------------------------------------------------------------------------
                                  12

     This is necessary to support comparisons and calculations that may involve the expanded field. ARCDRIVE also supports the use of single digit century fields (0 = 1900, 1 = 2000).

     DATA NAMES

     There will be no change to the data names, even if the field contains "YY". This is necessary to preserve the references to the field throughout the program and in related programs.

     EXISTING CENTURY FIELDS

     Existing century fields will be moved to become a redefinition of the first two digits of the expanded year fields. For example:

                        03  DATE14.
                               05  DATE14-CC           PIC XX.
                               05  DATE14-YY           PIC XX.
                               05  DATE14-MM           PIC XX.
                               05  DATE14-DD           PIC XX.

          will become:

          Standard (A disposition)
                        03  DATE14.
            Y2000+*+**  CGA/ARC A263:  CENTURY DATE14-CC MOVED/REMOVED   Y2000+
                  *+        05  DATE14-CC             PIC XX.            Y2000C
            Y2000+*+**  CGA/ARC A262: FIELD DATE14-YY EXPANDED           Y2000+
            Y2000+*+        05  DATE14-YY             PIC XX.            Y2000+
                            05  DATE14-YY             PIC XXXX.          Y2000C
            Y2000+          05  FILLER REDEFINES DATE14-YY.              Y2000+
            Y2000+              07  DATE14-CC                  PIC X(2). Y2000+
            Y2000+              07  FILLER                     PIC X(2). Y2000+
                            05  DATE14-MM             PIC XX.
                            05  DATE14-DD             PIC XX.

          Z disposition
                        03  DATE14.
            Y2000+*+**  CGA/ARC A263:  CENTURY DATE14-CC MOVED/REMOVED   Y2000+
                 *+         05  DATE14-CC             PIC XX.            Y2000C
            Y2000+*+**  CGA/ARC A262:  FIELD DATE14-YY EXPANDED          Y2000+
            Y2000+*+        05  DATE14-YY             PIC XX.            Y2000+
                            05  DATE14-YY             PIC XXXX.          Y2000C
            Y2000+          05  FILLER REDEFINES DATE14-YY               Y2000+
            Y2000+              07  DATE14-CC                  PIC X(2). Y2000+
            Y2000+              07  FILLER                     PIC X(2). Y2000+
                            05  DATE14-MM             PIC XX.
                            05  DATE14-DD             PIC XX.

     This is necessary to support the use of the year as a single numeric field for comparisons and calculations. Of course, any manipulation of the century field will be flagged for manual review, since such logic is likely outdated.

     NOTE: This also applies to an interpretation solution. The year must be expanded since there is a "de facto" expansion already in the program.

---------------------------------------------------------------------------
                                  13

MOVES BETWEEN SUPPRESSED (INTERPRETED) AND EXPANDED FIELDS

A MOVE between a suppressed and expanded (or vice versa) field will generate a call to a CGA conversion routine that will insert or remove the century. For example:

       ****   CGA/ARC: DATE FORMAT CONVERSION - 'SX'
         *+      MOVE CARD-DATE TO IW-CURRENT-DATE
                 MOVE CARD-DATE TO CGACVT-SUP1
                 MOVE 5 TO CGACVT-POS1
                 CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
                 MOVE CGACVT-EXP1 TO IW-CURRENT-DATE.

In the case of moving from an expanded field to a suppressed (interpreted) field, a COBOL move may be sufficient to remove the century by truncation. In this case, no CALL is required.

       ****     CGA/ARC: DATE CONV BY TRUNCATION - 'XS'
                 MOVE WS-DATE TO REPORT-DATE

ARCDRIVE also supports conversions between expanded or suppressed dates with those of a single-digit century.

If CALLS are required, a COPY CGACVTWS statement will be added at the end of WORKING STORAGE to define any work fields.

COMPARISONS OR CALCULATIONS INVOLVING SUPPRESSED (INTERPRETED) FIELDS

When suppressed fields are involved in a comparison or calculation, they will first be expanded to temporary variables. The temporary variables will be used in the comparison or calculation. For example:

       ****   CGA/ARC: EXPRESSION EXPANDED
                 IF TEST-YY1 > TEST-YY2
                 MOVE 0 TO CGACVT-POS1
                 MOVE TEST-YY1 TO CGACVT-SUP1
                 MOVE 0 TO CGACVT-POS2
                 MOVE TEST-YY2 TO CGACVT-SUP2
                 CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
                 IF CGACVT-EXP1 > CGACVT-EXP2

This logic is essential to properly compare or calculate suppressed fields.

REFERENCE TO SYSTEM DATE

References in COBOL programs to the system date will be replaced by CALLs to a support routine that returns the system date in the same format, including the century. The calls are:

     ACCEPT FROM DAY       CALL CGADATE USING CGA-ADAY-d xxx
     ACCEPT FROM DATE      CALL CGADATE USING CGA-ADATE-d xxx
     MOVE CURRENT-DATE     CALL CGADATE USING CGA-CDATE-d xxx

Where "xxx" is the receiving variable and "d" is the receiving disposition ('S', 'X' or 'C'). These routines can also be adjusted to simulate an advanced system date without any special modification to the operating system. This is very useful in testing.


--------------------------------------------------------------------------------

EXPANSION (ALIGNMENT) OF GROUP FIELDS AND INTERMEDIATE AREAS

When it is determined that a group field must be enlarged due to expanded fields, any field that the group is MOVED to or from will also be expanded. This is called "alignment".

If the group field is a redefinition of another area, the new area size will be the maximum of the two. If necessary, the redefined area may also be padded. If the lengths of the two redefined areas were the same before expansion, padding will be added to make the new lengths equal.

CORRECTION OF RECORD CONTAINS CLAUSE

If a file record has been expanded, the size of the new record in the RECORD CONTAINS clause is adjusted.

--------------------------------------------------------------------------------

APPENDIX 3: VALIDATE PHASE

     During the Validate Phase, using the "selective testing" approach, up to 30% of the programs identified in the scope of work will be validated. Cap Gemini believes that selective testing is necessary to achieve the aggressive project schedule. Titan will identify which programs will be validated, and for these programs, Titan will finalize test environments, scripts and data, and provide independent and restartable tests for the programs to be tested. Titan will run the final Baseline using the prepared test scripts and test data in the Baseline environment created for the Implementation Group, capturing all input, output and intermediate files and reports. Titan will run the Baseline from an environment separate from Production with sufficient DASD as required by the Baseline plans and scripts.

     Cap Gemini will install and initiate UDM for the Implementation Group, and will activate the DataMap extracts returned from the ARC with the renovated code. Cap Gemini will grant to Titan a non-exclusive, royalty-free license to sublicense to the DC Government, solely for DC Government's internal use, the UDM. The terms of the license will be provided. Cap Gemini will conduct a session for Titan on the use of UDM and will provide user documentation.

     Cap Gemini will perform the 19XX test by running the renovated code in the 19XX environment using the Baseline test scripts (on-line) and scripted jobstreams (batch). Cap Gemini will execute compares of all 19XX input, output and intermediate files and reports to the Baseline results. Cap Gemini will provide these comparison results to Titan for review and acceptance (sign-off).

     Cap Gemini will use UDM to advance years in the Baseline data by a consistent increment, specified by Titan, for 20XX testing. Cap Gemini will manually advance years in the Baseline scripts by the same increment.

     Cap Gemini will perform the 20XX test on the renovated code in the 20XX environment using the incremented data and scripts to demonstrate that the renovated programs run to completion. Cap Gemini will provide the 20XX test job logs to Titan for acceptance of successful job completion. Titan will provide signed acceptance of the 20XX test based on the validity of the 20XX test execution.

     Because 20XX test results are expected to contain legitimate differences from Baseline and 19XX results, Titan will provide SMEs to anticipate the expected results and to verify the correctness of the actual results.


--------------------------------------------------------------------------------

APPENDIX 4: TOOLS GUIDE

1.   PURPOSE

The purpose of this document is to describe the tools and techniques that will add to the productivity to performing the Renovate, Validate and Implement Phases for the defined implementation groups. These tools and techniques may be used for a single or all Implementation Groups for the Year 2000 project. The tools and techniques described herein are to be applied to all Implementation Groups unless otherwise indicated.

2.   DEFINITIONS

The definitions associated with this Guide are found in the YEAR 2000 PROJECT GLOSSARY.

3.   REQUIRED TOOLS

     3.1  COMPARISON

     A very flexible comparison tool is required. The more complex the environment (e.g., multi-format records) the more critical the need for a robust tool. Super-C, for example, is a very weak and inflexible tool.

          3.1.1  TOOL EXAMPLES

          -  Comparex

     3.2  CAPTURE AND PLAYBACK SCRIPTING

     The test process requires three to five complete, exact passes through the scripts. This is not reasonable to expect from human operators. Therefore, a tool that can capture the script and play it back is essential. There is a further requirement that the captured script be editable. There are a number of products that adequately perform this function. They fall into two general categories, host or workstation based. Host based tools such as CA-Playback require one license for as many users as desired, but only support the host based testing. Workstation based tools require a license per concurrent tester, but can be used to test on multiple platforms with one consistent tool.

          3.2.1  TOOLS

          -  Autotester, Autotester, Inc.
          -  CA-Playback, CA
          -  Hyperstation, Compuware
          -  WITT, IBM
          -  Others

     3.3  RE-SYNCHRONIZATION

     The critical need for this tool is to be able to perform at least a three-way compare and merge of the source code. The baseline source captured at the commencement of the renovation process, the renovated source code, and the then current production source code at the end of the testing process must be re-synchronized. The proper tool will completely and reliably automate this process, highlighting when conflicts occur. A conflict occurs when both the renovation and production changes alter the same line of code. Conflicts, though rare, must be resolved manually.


--------------------------------------------------------------------------------

          3.3.1  TOOLS

          -  Endevor PDM
          -  Comparex CDF
          -  Version Merger, Princeton Softtech
          -  PVCS, Intersolv

4.   HIGHLY SUGGESTED TOOLS

     4.1  CONTROLLING RUN DATES FOR THE 19XX AND 20XX TESTS

     There are far fewer compare discrepancies during the 19XX testing when a universal tool is used to set the region to the run date for the Baseline. The 20XX time warping is much more effective and consistent when done with the proper tool as well. These tools adjust the system date for a region, including an on-line region. Thus the Baseline and 19XX tests can be synchronized to appear to have been run on the same day, when, in fact, months could have elapsed.

          4.1.1  TOOLS

          -  HourGlass
          -  TicToc

5.   SUGGESTED TOOLS

     5.1  DEBUGGING TOOLS

     These tools are highly dependent upon the environment. Some tools have environmental options (e.g., DB/2 extensions) which make them more universal. Others will only apply in certain environments.

          5.1.1  TOOLS

          -  AbendAid (Compuware)
          -  FileAid (Compuware)
          -  Xpeditor (Compuware)
          -  Intertest (Intersolv)
          -  JCL Check (CA)

     5.2  DATAMAP RESEARCH AIDS

     A tool to assist in the location of where and how date fields are used will be an especially significant productivity boost for client application owners with limited experience in the systems they have been afforded the responsibility to review.

          5.2.1  TOOLS

          -  Revolve/2000 (Microfocus)

     5.3  STANDARD TOOLS

     These tools are so ubiquitous as to be considered a standard in every environment. Their use is considered always available.


--------------------------------------------------------------------------------

          5.3.1  TOOLS

          -  IBM Utilities
          -  IBM Linkage Editor
          -  TSO/ISPF/PDF
          -  Library Manager (PANVALET/LIBRARIAN)
          -  Universal Data Migrator (Cap Gemini)
          -  CGADATE/CGACVT (Cap Gemini)
          -  Appropriate Compilers and Assemblers (including older languages)
          -  MS Office Professional


--------------------------------------------------------------------------------

APPENDIX 5: TESTING ONLY

SCOPE OF WORK

     The Titan Team's Validation Group (VG) consists of the source components listed in the table below. A VG is a grouping of programs that are Validated (tested) together. Cap Gemini's TransMillennium-TM- Services will assist the DC Government with the Validation of the VG inventory by providing tools and services that aid in Year 2000 testing utilizing Cap Gemini's Application Renovation Methodology-SM- and the following tools and services:

     - A DataMap repository that identifies the type and format of date related fields in all Input and Output data structures.
     - Software to perform Data Aging using the information in the DataMap repository.
     - Electronic cross-reference information that will facilitate the selection of test data, such as program to dataset and program to copybook references.


     ------------------------------------------------------------------
       SOURCE TYPE                         ELEMENTS     LINES OF CODE
     ------------------------------------------------------------------
       MVS OS/VS COBOL and VS COBOL II
       Programs (1)
     ------------------------------------------------------------------
       Copybooks (2)
     ------------------------------------------------------------------
       Batch Jobstreams (JCL, PROCs) (3)
     ------------------------------------------------------------------

          NOTE 1: For the purpose of Validation, a program is defined as any separately compilable entity.
          NOTE 2: Only copybooks referenced by programs included in the Validation Inventory will be processed.
          NOTE 3: Only JCL jobstreams which run programs included in the Validation Inventory should be sent for processing.

ACTIVITIES

     Certain activities of the Validate Phase occur simultaneously so that testcases/environment (Validation Tests) to be executed during the 20XX test can be completed as indicated in the Schedule section of this Statement of Work to avoid delays in 20XX testing. Activities are:

          -  20XX Validation Preparation Phase

          -  20XX Test Readiness Checkpoint

          -  Validate Phase

             Specific details for each of these activities will be provided at a joint meeting of the DC Government and the Titan Team.


--------------------------------------------------------------------------------

DELIVERABLES

     The deliverables to be created and made available to DC Government under this Statement of Work are limited to the following:

     ---------------------------------------------------------------------------
                                                 RESPONSIBILITY
                    DELIVERABLES               ---------------------------------
            (X=LEADS     X=PARTICIPATES)           THE TITAN     DC GOVERNMENT
                                                     TEAM
       Year 2000 Project-Related Presentations         X
     ---------------------------------------------------------------------------
       Testcase Documentation (Environment,
       JCL, etc.)                                                       X
     ---------------------------------------------------------------------------
       Test Environment                                                 X
     ---------------------------------------------------------------------------
       Extraction Toolkit                              X
     ---------------------------------------------------------------------------
       Qualified, Quantified, Linked, Compiled and
       Staged Inventory                                                 X
     ---------------------------------------------------------------------------
       Extracted VG Inventory                          X
     ---------------------------------------------------------------------------
       DataMaps                                        X
     ---------------------------------------------------------------------------
       DataMap Extracts (UDMMaps)                      X
     ---------------------------------------------------------------------------
       EDM Program and Documentation                   X
     ---------------------------------------------------------------------------
       Message Files                                   X
     ---------------------------------------------------------------------------
       UDM Map Generator and Documentation             X
     ---------------------------------------------------------------------------
       Message File Viewer and Documentation           X
     ---------------------------------------------------------------------------
       UDM and Documentation                           X
     ---------------------------------------------------------------------------
       Test Data and Scripts                                            X
     ---------------------------------------------------------------------------
       Test Specification Document                                      X
     ---------------------------------------------------------------------------
       Aged Test Data                                  X
     ---------------------------------------------------------------------------
       20XX Test Job Logs                              X
     ---------------------------------------------------------------------------
       20XX Test Execution Acceptance                                   X
     ---------------------------------------------------------------------------


--------------------------------------------------------------------------------

ASSUMPTIONS

     If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule, and/or deliverables. If any of these do change, a TitanProject Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

     - The code to be validated is deemed to be Y2K ready, and has been tested in a 19XX environment.

     - DC Government will have completed the following Set-Up activities before Week One (Kickoff week) of the project schedule:

        - Qualified, quantified, linked, compiled and staged the Validation Group inventory as described in the Activities section of the Statement of Work, and according to the guidelines established in the Extraction Toolkit provided by Cap Gemini and summarized in Appendix 1 of this Statement of Work

        - 20XX test environments will be established that comply with the Production environment in which the Validation Group system(s) currently reside

        - Created and tested the application program environment test cases in a 19XX mode against the same Production source programs sent to the ARC for UDM map creation

     - Source code is extracted according to the project schedule. Late shipments or elements found by the ARC to be missing from the program logic that result in delays will result in a charge to DC Government as a Project Impact.

     - No more than 10% of the programs will have Year 2000 issues as identified by the QuickCHECK process.

     -  DC Government will provide sign-off of all deliverables within five
        (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by the DC Government unless The Titan Team is notified otherwise in writing.

     - If the work is performed at a DC Government facility, initiator priority and on-line priorities at near-production level will be available.

     - Date-related changes to production programs or file layouts since the test data was extracted that require re-renovation of the affected programs are considered outside the scope of this Statement of Work.

     - Date-related changes to file layouts since the programs were extracted that require regeneration of the UDM maps are considered outside the scope of this Statement of Work.

     - Validate test cases that fail to complete normally due to incorrectly resolved file complexities is considered out of the scope of this agreement.


--------------------------------------------------------------------------------

        - This Statement of Work describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

        - Cap Gemini's Year 2000 non-disclosure/confidentiality agreement (document Z-1400) or the Consulting Agreement --
           TransMillennium-TM- Services must be signed before holding the Pre-Kickoff Meeting by TITAN and its third-party vendors who will be working on this project.

        - Cap Gemini will perform 21st century (20xx) testing on the programs identified by the DC Government. These programs will be identified as part of this SOW and any deviation will result in the creation of a Project Impact.

        - DC Government will provide all test data for the programs to be tested. It is recommended that small files (1000 records) be used for testing purposes. Delays in providing the test data to the Cap Gemini test team will result in a Project Impact.

        - Cap Gemini will run the programs to a successful completion but it will be the responsibility of the DC Government to verify the accuracy of the output. Smaller test flies will expedite the review process.

        - If a program error results due to an existing program problem or an incorrectly renovated program by the DC Government, Cap Gemini will document that an error has occurred and return it to the DC Government for resolution. If the DC Government prefers Cap Gemini resolve the error, this correction will be done on a time and material basis. If this situation occurs, a Problem Impact Report will be generated resulting in additional costs to DC Government and/or a schedule impact.

        -  Cap Gemini will correct errors resulting from 20XX tests.

        -  Tests will be set up with one screen test per screen format

        -  Tests will be independent and restartable

        -  DC Government will provide the necessary test tools (i.e.:
           Hourglass, CompareX, Hyperstation, etc.)


RESPONSIBILITIES

  TITAN TEAM RESPONSIBILITIES

     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, The Titan Team will:

     - Extract the qualified, quantified and staged source, in PDS format, from the staging libraries; extraction from source management libraries such as Panvalet are outside the scope of this Statement of Work



-------------------------------------------------------------------------------
                                      23

DC GOVERNMENT RESPONSIBILITIES

     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, DC Government will:

     - Establish a Sponsors Committee whose members are able to make decisions about the project and are committed to attending the meetings

     -  Appoint a Project Executive and a full-time Project Manager

     -  Provide all necessary system support staff

     - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Titan Team member while on-site

     - Provide system access (logons, passwords) with a response time of no more than two (2) seconds, as well as off-hours facilities access to all Titan Team members working on-site

     - Provide documentation for the source to be renovated (i.e., how programs are supposed to run and system flows for batch; man-machine interface such as user guides for online)

     - Provide documentation to The Titan Team, including hardcopy job output, system flows (batch JCL and on-line scripts), input control cards, job sequences, location and naming of input/output files and databases

     - Make no file layout changes once the test databases and files are extracted

COMPLETION CRITERIA

        This Statement of Work will be complete when The Titan Team has provided the items listed in the above section titled Deliverables for which it is responsible.






-------------------------------------------------------------------------------


NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-------------------------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     ALM
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     CDS
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     INV
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     PAR
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     SUP
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Abandoned Vehicles
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Bid Tabulation System
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Commercial Drivers License
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Federal Aid Billing System
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Labor Distribution System
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Overhead Distribution System
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Solid Waste Billing
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Vehicle Usage
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS                 807 Job Reports
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Alert Center Service Request Tracking
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Bayscale Disposal Management System
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Litter Control Management System
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Maintenance Planning & Inventory
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 MISTREE
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Motor Vehicle Registration System
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Personnel
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Procurement
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Service Request Tracking
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Snow Program
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Street Inventory System
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Super Can Tracking System
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Vector Control Tracking System
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Voucher Program Commercial Plan
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Warehouse Tracking
      2      72        12          2        B   WASA                                       Human Resources Staffing Pattern
      2      70        12          2        B   WASA                                       Material Maintenance
      2      71        12          2        B   WASA                                       Personnel Tracking & Employee Management
      2      75        12          2        B   WASA                                       Scale Management System
      2      69        12          2        B   WASA                                       System 62
      2      74        12          2        B   WASA                                       Technical Information Center Management
      2      73        12          2        B   WASA                                       Waster Water Management
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAIR     Complaint Tracking, Monitoring and
                                                                                           Reporting System
      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                       Vital Records (Birth/Death)
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             1099 Miscellaneous Income
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Bank Reconciliation
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Check Writing
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System - FOCUS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System/DC
                                                                                           Controller's Financial Rep
      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Management Information Document System
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Undeliverable Checks Sub-system
      2     201        30          4        T   OFFICE OF PERSONNEL                        Biweekly PACS
      2     200        30          4        T   OFFICE OF PERSONNEL                        DCOP Correspondence Control System
      2     199        30          4        T   OFFICE OF PERSONNEL                        Mainframe Reports




NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do              Planning             IBM                                           Appl Lang 1   Number of
2=Not Do  Blue P  Partition  Cluster   Disp               Agency Name                    LOC        Programs
-------------------------------------------------------------------------------------------------------------------------------
      2    320        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2    321        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA        0             0    Mark V
      2    319        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2    299        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark IV
      2    325        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2               8         0                                                                     592
      2    109       10         4        B  DEPARTMENT OF PUBLIC WORKS                4,000             8
      2    142       10         4        B  DEPARTMENT OF PUBLIC WORKS                8,974            18    Microfocus COBOL
      2    140       10         4        B  DEPARTMENT OF PUBLIC WORKS               40,000            80    Microfocus COBOL 4.032
      2    146       10         4        B  DEPARTMENT OF PUBLIC WORKS               17,469            35    Microfocus COBOL
      2    161       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,555            41    Microfocus COBOL 4.032
      2    163       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    141       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    164       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,996            42    Microfocus COBOL
      2              10         0                                                                     224
      2    162       12         4        B  DEPARTMENT OF PUBLIC WORKS                2,672             5    dBase IV
      2    178       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    179       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    173       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBASE III
      2    165       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Advanced Revelations
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    143       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Clipper87 dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    177       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper 87
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    175       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBase III
      2    172       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    174       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2     72       12         2        B  WASA                                          0             0
      2     70       12         2        B  WASA                                     49,221            98    Information v21.1
      2     71       12         2        B  WASA                                          0             0    dBase III
      2     75       12         2        B  WASA                                          0             0    Clipper
      2     69       12         2        B  WASA                                          0             0    Clipper87
      2     74       12         2        B  WASA                                     72,000           144    Clipper87
      2     73       12         2        B  WASA                                          0             0    Powerbuilder
      2              12         0                                                                     248
      2    258       15         3        B  DEPT OF CONSUMER AND REGULATORY AFFAIR  100,000           200    Natural 1.4
      2              15         0                                                                     200
      2    191       30         1        T  DEPARTMENT OF HEALTH                     20,000            20    COBOL II
      2    147       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           10,000            10    COBOL
      2    148       30         1        T  OFFICE OF FINANCIAL MANAGEMENT          340,000           340    COBOL II
      2    111       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           80,000            80    COBOL
      2    112       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           40,000            80    FOCUS
      2    167       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           20,000            20    COBOL II
      2    110       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           25,000            25    COBOL II
      2    166       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           75,000           150    FOCUS
      2    201       30         4        T  OFFICE OF PERSONNEL                      90,000            90    COBOL
      2    200       30         4        T  OFFICE OF PERSONNEL                         600             1    COBOL
      2    199       30         4        T  OFFICE OF PERSONNEL                                         0    Easytrieve



NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                     Platform
-------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2      72        12          2        B   WASA                                     Windows
      2      70        12          2        B   WASA                                     Primo
      2      71        12          2        B   WASA                                     Windows
      2      75        12          2        B   WASA                                     DOS
      2      69        12          2        B   WASA                                     Windows
      2      74        12          2        B   WASA                                     DOS
      2      73        12          2        B   WASA                                     Windows
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAIR   Vax 8200
      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                     MVS
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     201        30          4        T   OFFICE OF PERSONNEL                      MVS
      2     200        30          4        T   OFFICE OF PERSONNEL                      MVS
      2     199        30          4        T   OFFICE OF PERSONNEL                      MVS

                                    Page 1


NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                      RIFRUNNER
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL    Adult Probation Records Access System
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL    Transaction Data Management System
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT           Financial Management System
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS            Ballot Tabulation
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS            Voter Registration
      2    192       32            1        T   DEPARTMENT OF HEALTH                     Addiction Prevention & Recovery
                                                                                         Administration
      2    193       32            1        T   DEPARTMENT OF HEALTH                     Occupational & Licensing Tracking System
      2    180       32            1        T   DEPARTMENT OF HEALTH                     SHPDA
      2    194       32            1        T   DEPARTMENT OF HEALTH                     Social Services Facilities Tracking System
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        Child Support Enforcement
      2              32            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Procurement Management Information System
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE               Financial Disclosure Information System
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE               Inventory Tracking System
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE               Lobbyist Information Subsystem
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE               Mail Control Tracking System
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE               Public Information & Records Management
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE               Receipts & Expen. Information System
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR  N/A
      2    999       34            1        V   COMMISSION ON JUDICIAL DISABILITIES AND
                                                TE                                       Office Automation Tools
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Legislative Tracking System
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Personnel Management System
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Correspondence
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Electric Bills
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Fuel Oil, Lubricants, Steam
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    KEYFILE
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Washington Gas
      2    212       34            1        T   DEPARTMENT OF HEALTH                     Bureau of Injury & Disability Program/DC
                                                                                         Linkage & Tracking Sy
      2    210       34            1        T   DEPARTMENT OF HEALTH                     Childhood Lead Poisoning Prevention
                                                                                         Automated Registry
      2    211       34            1        T   DEPARTMENT OF HEALTH                     DC Linkage and Tracking System
      2    196       34            1        T   DEPARTMENT OF HEALTH                     DC Monitoring and Obstetrical and
                                                                                         Monitoring System
      2    195       34            1        T   DEPARTMENT OF HEALTH                     Electronic Birth Certificate
      2    218       34            1        T   DEPARTMENT OF HEALTH                     Immunizations
      2    197       34            1        T   DEPARTMENT OF HEALTH                     KEYMASTER
      2    189       34            1        T   DEPARTMENT OF HEALTH                     Rocky Mountain Cancer Data System
      2    190       34            1        T   DEPARTMENT OF HEALTH                     Sexually Transmitted Disease Management
                                                                                         Info System
      2    217       34            1        T   DEPARTMENT OF HEALTH                     TB Patient Register
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                Key File
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                Mayor's Schedule System
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Legislative Data Base and Mail Log
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Mail Log
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION           Office Automation Tools
      2    999       34            1            OFFICE OF COMMUNICATIONS                 Office Automation Tools
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY            Office Automation Tools
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT              Grants Management Information System
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS    Office Automation Tools
      2    202       34            1        T   OFFICE OF PERSONNEL                      Benefit Reconciliation System
      2    204       34            1        T   OFFICE OF PERSONNEL                      DC Government Annual leave bank
      2    205       34            1        T   OFFICE OF PERSONNEL                      Document Management I S





NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM                                          Appl Lang 1  Number of
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                 LOC       Programs      Appl Lang 1
----------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                                         0    'C'
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2              30            0                                                                      816
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT         4,500,000        4,500    COBOL
      2              31            0                                                                    4,500
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS                  0            0    BASIC
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS                  0            0    BASIC
      2    192       32            1        T   DEPARTMENT OF HEALTH                     200,000          400    AS-400 release 3.2
      2    193       32            1        T   DEPARTMENT OF HEALTH                      16,000           32    PACE
      2    180       32            1        T   DEPARTMENT OF HEALTH                           0            0    RPG
      2    194       32            1        T   DEPARTMENT OF HEALTH                       6,800           14    PACE
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        200,000          400    BASIC
      2              32            0                                                                      846
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES                       0    Oracle & KeyFile
                                                                                                                 Database
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2              33            0                                                                        0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR        0            0
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND
                                                TE                                             0            0    N/A
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Oracle & KeyFile
                                                                                                                 Database
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    212       34            1        T   DEPARTMENT OF HEALTH                           0            0    FoxPro for DOS
      2    210       34            1        T   DEPARTMENT OF HEALTH                         745            1    Clarion
      2    211       34            1        T   DEPARTMENT OF HEALTH                           0            0    Fox Pro
      2    196       34            1        T   DEPARTMENT OF HEALTH                           0            0    R-Base
      2    195       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    218       34            1        T   DEPARTMENT OF HEALTH                      11,000           22    Delphi
      2    197       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    189       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    190       34            1        T   DEPARTMENT OF HEALTH                           0            0    Clipper
      2    217       34            1        T   DEPARTMENT OF HEALTH                           0            0    Opal
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                      0            0
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                      0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                 0            0
      2    999       34            1            OFFICE OF COMMUNICATIONS                       0            0
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY                  0            0
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT                    0            0    Lotus Notes/
                                                                                                                 Dominoes 4.5
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS          0            0
      2    202       34            1        T   OFFICE OF PERSONNEL                                         0    Clipper
      2    204       34            1        T   OFFICE OF PERSONNEL                                         0    Access
      2    205       34            1        T   OFFICE OF PERSONNEL                                         0    Visual Basic 5.0



NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                              Platform
----------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL         MVS
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS               IBM RISC 6000/Operating System IBM
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS               IBM RISC 6000/Operating System IBM
      2    192       32            1        T   DEPARTMENT OF HEALTH                          AS/400
      2    193       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    180       32            1        T   DEPARTMENT OF HEALTH                          AS400
      2    194       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL             UNIX - Sequent 5000 Dual 100 MHZ C
      2              32            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR       N/A
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND
                                                TE                                            N/A
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC DOS/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC Dos/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC/Win 95
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         DOS/Windows 3.11
      2    212       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    210       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    211       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    196       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    195       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    218       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    197       34            1        T   DEPARTMENT OF HEALTH
      2    189       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    190       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    217       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                     Novell 4.1.1
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                     PC Application on NT server
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4.1.1 (50 user license)
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4 1 1 (50 user license)
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                2 pc's (1-386 SX and 1-486) Plan to
      2    999       34            1            OFFICE OF COMMUNICATIONS
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT                   Novell
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS
      2    202       34            1        T   OFFICE OF PERSONNEL                           PC
      2    204       34            1        T   OFFICE OF PERSONNEL                           PC
      2    205       34            1        T   OFFICE OF PERSONNEL                           PC

                                    Page 1


 1=Do             Planning             IBM
2=Not Do  Blue P  Partition  Cluster   Disp       Agency Name                                              Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
       2   182        30       4       T     OFFICE OF PERSONNEL                        RIFRUNNER
-----------------------------------------------------------------------------------------------------------------------------------
       2   287        30       1       ?     SUPERIOR COURT OF THE DISTRICT OF COL      Adult Probation Records Access System
-----------------------------------------------------------------------------------------------------------------------------------
       2   297        30       1       V     SUPERIOR COURT OF THE DISTRICT OF COL      Transaction Data Management System
-----------------------------------------------------------------------------------------------------------------------------------
       2              30       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   113        31       1       T     OFFICE OF FINANCIAL MANAGEMENT             Financial Management System
-----------------------------------------------------------------------------------------------------------------------------------
       2              31       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   289        32       1       V     BOARD OF ELECTIONS AND ETHICS              Ballot Tabulation
-----------------------------------------------------------------------------------------------------------------------------------
       2   290        32       1       V     BOARD OF ELECTIONS AND ETHICS              Voter Registration
-----------------------------------------------------------------------------------------------------------------------------------
       2   192        32       1       T     DEPARTMENT OF HEALTH                       Addiction Prevention & Recovery
                                                                                        Administration
-----------------------------------------------------------------------------------------------------------------------------------
       2   193        32       1       T     DEPARTMENT OF HEALTH                       Occupational & Licensing Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   180        32       1       T     DEPARTMENT OF HEALTH                       SHPDA
-----------------------------------------------------------------------------------------------------------------------------------
       2   194        32       1       T     DEPARTMENT OF HEALTH                       Social Services Facilities Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   269        32       1       T     OFFICE OF THE CORPORATION COUNSEL          Child Support Enforcement
-----------------------------------------------------------------------------------------------------------------------------------
       2              32       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   181        33       4       U     DEPARTMENT OF ADMINISTRATIVE SERVICES      Procurement Management Information System
-----------------------------------------------------------------------------------------------------------------------------------
       2   328        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Financial Disclosure Information System
-----------------------------------------------------------------------------------------------------------------------------------
       2   326        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Inventory Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   329        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Lobbyist Information Subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   331        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Mail Control Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   330        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Public Information & Records Management
-----------------------------------------------------------------------------------------------------------------------------------
       2   327        33       1       T     OFFICE OF CAMPAIGN FINANCE                 Receipts & Expen.  Information System
-----------------------------------------------------------------------------------------------------------------------------------
       2              33       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1             CHIEF PROCUREMENT OFFICER/OFFICE OF PUR    N/A
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       V     COMMISSION ON JUDICIAL DISABILITIES AND TE Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   280        34       1       T     COUNCIL OF THE DISTRICT OF COLUMBIA        Legislative Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   279        34       1       T     COUNCIL OF THE DISTRICT OF COLUMBIA        Personnel Management System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       4       U     DEPARTMENT OF ADMINISTRATIVE SERVICES      Correspondence
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       4       T     DEPARTMENT OF ADMINISTRATIVE SERVICES      Electric Bills
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       4       T     DEPARTMENT OF ADMINISTRATIVE SERVICES      Fuel Oil, Lubricants, Steam
-----------------------------------------------------------------------------------------------------------------------------------
       2   ??8        ??       4       T     DEPARTMENT OF ADMINISTRATIVE SERVICES      KEYFILE
-----------------------------------------------------------------------------------------------------------------------------------
       2   ???        ??       4       T     DEPARTMENT OF ADMINISTRATIVE SERVICES      Washington Gas
-----------------------------------------------------------------------------------------------------------------------------------
       2   212        34       1       T     DEPARTMENT OF HEALTH                       Bureau of Injury & Disability
                                                                                        Program/DC Linkage & Tracking Sy
-----------------------------------------------------------------------------------------------------------------------------------
       2   210        34       1       T     DEPARTMENT OF HEALTH                       Childhood Lead Poisoning Prevention
                                                                                        Automated Registry
-----------------------------------------------------------------------------------------------------------------------------------
       2   211        34       1       T     DEPARTMENT OF HEALTH                       DC Linkage and Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   196        34       1       T     DEPARTMENT OF HEALTH                       DC Monitoring and Obstetrical and
                                                                                        Monitoring System
-----------------------------------------------------------------------------------------------------------------------------------
       2   195        34       1       T     DEPARTMENT OF HEALTH                       Electronic Birth Certificate
-----------------------------------------------------------------------------------------------------------------------------------
       2   218        34       1       T     DEPARTMENT OF HEALTH                       Immunizations
-----------------------------------------------------------------------------------------------------------------------------------
       2   197        34       1       T     DEPARTMENT OF HEALTH                       KEYMASTER
-----------------------------------------------------------------------------------------------------------------------------------
       2   189        34       1       T     DEPARTMENT OF HEALTH                       Rocky Mountain Cancer Data System
-----------------------------------------------------------------------------------------------------------------------------------
       2   190        34       1       T     DEPARTMENT OF HEALTH                       Sexually Transmitted Diseases Management
                                                                                        Info System
-----------------------------------------------------------------------------------------------------------------------------------
       2   217        34       1       T     DEPARTMENT OF HEALTH                       TB Patient Register
-----------------------------------------------------------------------------------------------------------------------------------
       2   266        34       1       V     EXEC. OFFICE OF THE MAYOR                  Key File
-----------------------------------------------------------------------------------------------------------------------------------
       2   267        34       1       U     EXEC. OFFICE OF THE MAYOR                  Mayor's Schedule System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       T     FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFF   Legislative Data Base and Mail Log
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       T     FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFF   Mail Log
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       T     JUDICIAL NOMINATION COMMISSION             Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1             OFFICE OF COMMUNICATIONS                   Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1             OFFICE OF EXECUTIVE SECRETARY              Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   270        34       1       T     OFFICE OF GRANTS MANAGEMENT                Grants Management Information System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1             OFFICE OF INTERGOVERNMENTAL RELATIONS      Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   202        34       1       T     OFFICE OF PERSONNEL                        Benefit Reconciliation System
-----------------------------------------------------------------------------------------------------------------------------------
       2   204        34       1       T     OFFICE OF PERSONNEL                        DC Government Annual leave bank
-----------------------------------------------------------------------------------------------------------------------------------
       2   205        34       1       T     OFFICE OF PERSONNEL                        Document Management I.S.
-----------------------------------------------------------------------------------------------------------------------------------


 1=Do      Appl Lang(1)   Number of
2=Not Do      LOC          Programs        Appl Lang(1)               Platform
---------------------------------------------------------------------------------------------------------
       2                      0      'C'                         MVS
---------------------------------------------------------------------------------------------------------
       2              0       0
---------------------------------------------------------------------------------------------------------
       2              0       0                                  MVS
---------------------------------------------------------------------------------------------------------
       2                    816
---------------------------------------------------------------------------------------------------------
       2      4,500,000   4,500      COBOL
---------------------------------------------------------------------------------------------------------
       2                  4,500
---------------------------------------------------------------------------------------------------------
       2              0       0      BASIC                       IBM RISC 6000/Operating System IBM
---------------------------------------------------------------------------------------------------------
       2              0       0      BASIC                       IBM RISC 6000/Operating System IBM
---------------------------------------------------------------------------------------------------------
       2        200,000     400      AS-400 release 3.2          AS/400
---------------------------------------------------------------------------------------------------------
       2         16,000      32      PACE                        WANG
---------------------------------------------------------------------------------------------------------
       2              0       0      RPG                         AS400
---------------------------------------------------------------------------------------------------------
       2          6,800      14      PACE                        WANG
---------------------------------------------------------------------------------------------------------
       2        200,000     400      BASIC                       UNIX - Sequent 5000 Dual 100 MHZ C
---------------------------------------------------------------------------------------------------------
       2                    846
---------------------------------------------------------------------------------------------------------
       2                      0      Oracle & KeyFile Database
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle 7.34                 Novell 3.x
---------------------------------------------------------------------------------------------------------
       2                      0
---------------------------------------------------------------------------------------------------------
       2              0       0                                  N/A
---------------------------------------------------------------------------------------------------------
       2              0       0      N/A                         N/A
---------------------------------------------------------------------------------------------------------
       2              0       0      MS Access                   143 PC's and 3 servers (mostly 486's)
---------------------------------------------------------------------------------------------------------
       2              0       0      MS Access                   143 PC's and 3 servers (mostly 486's)
---------------------------------------------------------------------------------------------------------
       2              0       0                                  PC DOS/Win 95
---------------------------------------------------------------------------------------------------------
       2              0       0                                  PC DOS/Win 95
---------------------------------------------------------------------------------------------------------
       2              0       0      Dbase                       PC/ Win 95
---------------------------------------------------------------------------------------------------------
       2              0       0      Oracle & KeyFile Database   PC
---------------------------------------------------------------------------------------------------------
       2              0       0      Dbase                       DOS/Windows 3.11
---------------------------------------------------------------------------------------------------------
       2              0       0      FoxPro for DOS              PC
---------------------------------------------------------------------------------------------------------
       2            745       1      Clarion                     PC
---------------------------------------------------------------------------------------------------------
       2              0       0      Fox Pro                     PC
---------------------------------------------------------------------------------------------------------
       2              0       0      R-Base                      PC
---------------------------------------------------------------------------------------------------------
       2              0       0                                  PC
---------------------------------------------------------------------------------------------------------
       2         11,000      22      Delphi                      PC
---------------------------------------------------------------------------------------------------------
       2              0       0
---------------------------------------------------------------------------------------------------------
       2              0       0                                  PC
---------------------------------------------------------------------------------------------------------
       2              0       0      Clipper                     PC
---------------------------------------------------------------------------------------------------------
       2              0       0      Opal                        PC
---------------------------------------------------------------------------------------------------------
       2              0       0                                  Novell 4.1.1
---------------------------------------------------------------------------------------------------------
       2              0       0                                  PC Application on NT server
---------------------------------------------------------------------------------------------------------
       2              0       0                                  Novell 4.1.1 (50 user license)
---------------------------------------------------------------------------------------------------------
       2              0       0                                  Novell 4.1.1 (50 user license)
---------------------------------------------------------------------------------------------------------
       2              0       0                                  2 pc's (1-386 SX and 1 - 486) Plan to re
---------------------------------------------------------------------------------------------------------
       2              0       0
---------------------------------------------------------------------------------------------------------
       2              0       0
---------------------------------------------------------------------------------------------------------
       2              0       0      Lotus Notes/Dominoes4.5     Novell
---------------------------------------------------------------------------------------------------------
       2              0       0
---------------------------------------------------------------------------------------------------------
       2                      0      Clipper                     PC
---------------------------------------------------------------------------------------------------------
       2                      0      Access                      PC
---------------------------------------------------------------------------------------------------------
       2                      0      Visual Basic 5.0            PC
---------------------------------------------------------------------------------------------------------


 1=Do             Planning             IBM
2=Not Do  Blue P  Partition  Cluster   Disp       Agency Name                                              Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
       2   203        34       1       T     OFFICE OF PERSONNEL                        Management Training System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       U     OFFICE OF THE DISTRICT OF COLUMBIA AUDITO  ACL
-----------------------------------------------------------------------------------------------------------------------------------
       2   332        34       1       T     OFFICE OF THE BUDGET                       Capital & Operating Budget Reports
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1             OFFICE OF THE CHIEF FINANCIAL OFFICER      Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   268        34       1       T     OFFICE OF THE CITY ADMINISTRATOR           Correspondence Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       U     OFFICE OF THE INSPECTOR GENERAL            Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        34       1       T     OFFICE OF THE PEOPLE'S COUNSEL             Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2              34       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   275        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Adult Sports Scheduling & Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   278        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Aquatic Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   274        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Child Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   273        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Correspondence Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   276        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Picnic Permit Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   272        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Recreation Financial Management System
-----------------------------------------------------------------------------------------------------------------------------------
       2   277        35       2       T     DC DEPARTMENT OF RECREATION AND PARKS     Volunteer Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2              35       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   261        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     Alcoholic Beverage Control Licensing System
-----------------------------------------------------------------------------------------------------------------------------------
       2   255        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     BRA - Weights & Measures
-----------------------------------------------------------------------------------------------------------------------------------
       2   257        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     Corporate Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   256        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     PMDCD Tracking System
-----------------------------------------------------------------------------------------------------------------------------------
       2   252        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Certificate of Occupancy Subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   253        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Compliance subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   260        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Licensing Subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   259        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Permits Subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   254        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Property Subsystem
-----------------------------------------------------------------------------------------------------------------------------------
       2   251        38       3       T     DEPT OF CONSUMER AND REGULATORY AFFAIR     Violations Control System
-----------------------------------------------------------------------------------------------------------------------------------
       2              38       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   292        39       3       R     BOARD OF LABOR RELATIONS                   Contract Clause Search Pgm
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           America Workforce System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           District Online Compensation System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           District Unemployment Tax Automated System
-----------------------------------------------------------------------------------------------------------------------------------
       2   235        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           DOCU/Master Job Match
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           ES202
-----------------------------------------------------------------------------------------------------------------------------------
       2   231        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           Financial Accounting & Reporting System
-----------------------------------------------------------------------------------------------------------------------------------
       2   233        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           Online Dictionary of Occupation
-----------------------------------------------------------------------------------------------------------------------------------
       2   234        39       3       T     DEPARTMENT OF EMPLOYMENT SERVICES           Quality Control System
-----------------------------------------------------------------------------------------------------------------------------------
       2              39       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             Acquisition System
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             ARCVIEW/separate DB
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             Collection DC/Separate DB
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             GEAC LIBS 100+
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             Government Documents
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             READS
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             Serials List
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        42       4       T     PUBLIC LIBRARY                             Song Index/separate DB
-----------------------------------------------------------------------------------------------------------------------------------
       2              42       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        43       4       T     COMMISSION ON THE ARTS AND HUMANITIES      Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        43       4             OFFICE OF EMPLOYEE APPEALS                 Elite
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        43       4             OFFICE OF EMPLOYEE APPEALS                 Keyfile for Office of Employee Appeals
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        43       4             OFFICE OF EMPLOYEE APPEALS                 Word Perfect for DOS
-----------------------------------------------------------------------------------------------------------------------------------
       2   999        43       4       T     PUBLIC EMPLOYEE RELATIONS BOARD            Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------------------
       2              43       0
-----------------------------------------------------------------------------------------------------------------------------------
       2   335        44       4       T     WASHINGTON CONVENTION CENTER AUTHORITY     Famis 4.1
-----------------------------------------------------------------------------------------------------------------------------------


 1=Do          Appl Lang 1        Number of
2=Not Do           LOC             Programs        Apple Lang 1         Platform
-----------------------------------------------------------------------------------------------------
       2                               0    MS Access             PC
-----------------------------------------------------------------------------------------------------
       2                0              0    N/A                  Win 95
-----------------------------------------------------------------------------------------------------
       2                0              0    MS Access            Novell 4.1.1
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0    Lotus Notes          Novell 4.1.1
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0                         24 pc's on Lan NOVEL 4.1/Office 97/w
-----------------------------------------------------------------------------------------------------
       2                              23
-----------------------------------------------------------------------------------------------------
       2              500              1    Lotus Approach       PC 486/SX
-----------------------------------------------------------------------------------------------------
       2                0              0    Vendor COTS          PC 486/SX
-----------------------------------------------------------------------------------------------------
       2                0              0    Unknown              PC 486/SX
-----------------------------------------------------------------------------------------------------
       2              200              0    SCO UNIX C Compiler  PC 486/SX
-----------------------------------------------------------------------------------------------------
       2              700              1    SCO UNIX C Compiler  PC 486/SX
-----------------------------------------------------------------------------------------------------
       2            6,000             12    SCO UNIX C Compiler  PC 486/SX
-----------------------------------------------------------------------------------------------------
       2              500              1    Lotus Approach       PC 486/SX
-----------------------------------------------------------------------------------------------------
       2                              16
-----------------------------------------------------------------------------------------------------
       2            3,850              8    PACE                 Wang VS 300
-----------------------------------------------------------------------------------------------------
       2            2,400              5    PACE                 Wang VS 300
-----------------------------------------------------------------------------------------------------
       2           46,400             93    PACE                 Wang VS 5000
-----------------------------------------------------------------------------------------------------
       2           58,200            116    PACE                 Wang VS 300
-----------------------------------------------------------------------------------------------------
       2          150,000            300    Natural 1.4          Vax 8200
-----------------------------------------------------------------------------------------------------
       2          200,000            400    Natural 1.4          Vax 8200
-----------------------------------------------------------------------------------------------------
       2          500,000          1,000    Natural 1.4          Vax 8200
-----------------------------------------------------------------------------------------------------
       2          300,000            600    Natural 1.4          Vax 8200
-----------------------------------------------------------------------------------------------------
       2          150,000            300    Natural 1.4          Vax 8200
-----------------------------------------------------------------------------------------------------
       2          150,000            150    COBOL                Micro Vax II
-----------------------------------------------------------------------------------------------------
       2                           2,972
-----------------------------------------------------------------------------------------------------
       2              500              1    PC REXX              Win 95/PC
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0                         MVS
-----------------------------------------------------------------------------------------------------
       2                0              0                         MVS
-----------------------------------------------------------------------------------------------------
       2          100,000            100    COBOL                MVS
-----------------------------------------------------------------------------------------------------
       2                0              0                         NT
-----------------------------------------------------------------------------------------------------
       2            5,000              5    COBOL II             MVS
-----------------------------------------------------------------------------------------------------
       2            1,000              1    COBOL                MVS
-----------------------------------------------------------------------------------------------------
       2            7,767              8    COBOL                MVS
-----------------------------------------------------------------------------------------------------
       2                             115
-----------------------------------------------------------------------------------------------------
       2                0              0                         Univac
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0                         DOS
-----------------------------------------------------------------------------------------------------
       2                0              0                         UNIX
-----------------------------------------------------------------------------------------------------
       2                0              0                         win95
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0                         DOS
-----------------------------------------------------------------------------------------------------
       2                0              0                         DOS
-----------------------------------------------------------------------------------------------------
       2                               0
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                0              0                         Unix
-----------------------------------------------------------------------------------------------------
       2                0              0                         Win 3.1
-----------------------------------------------------------------------------------------------------
       2                0              0                         DOS
-----------------------------------------------------------------------------------------------------
       2                0              0
-----------------------------------------------------------------------------------------------------
       2                               0
-----------------------------------------------------------------------------------------------------
       2                0              0                         UNIX
-----------------------------------------------------------------------------------------------------


 1=Do             Planning             IBM
2=Not Do  Blue P  Partition  Cluster   Disp                  Agency Name                                        Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
       2   334       44         4       T         WASHINGTON CONVENTION CENTER AUTHORITY       HR/Partner
-----------------------------------------------------------------------------------------------------------------------------------
       2   336       44         4       T         WASHINGTON CONVENTION CENTER AUTHORITY       Manakon
-----------------------------------------------------------------------------------------------------------------------------------
       2             44         0
-----------------------------------------------------------------------------------------------------------------------------------
       2   222       45         4       T         BOARD OF EDUCATION / DC PUBLIC SCHOOLS       SPSS
-----------------------------------------------------------------------------------------------------------------------------------
       2   223       45         4       T         BOARD OF EDUCATION / DC PUBLIC SCHOOLS       Student Information System
-----------------------------------------------------------------------------------------------------------------------------------
       2             45         0
-----------------------------------------------------------------------------------------------------------------------------------
       2   315       46         4                 DC SPORTS COMMISSION - STARPLEX              SBT
-----------------------------------------------------------------------------------------------------------------------------------
       2   999       46         4       T         DC SPORTS COMMISSION - STARPLEX              Tiny Turn
-----------------------------------------------------------------------------------------------------------------------------------
       2             46         0
-----------------------------------------------------------------------------------------------------------------------------------
       2   271       47         4       V         OFFICE ON AGING                               Service Account Management Systems
-----------------------------------------------------------------------------------------------------------------------------------
       2             47         0
-----------------------------------------------------------------------------------------------------------------------------------
       2   308       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        ADM
-----------------------------------------------------------------------------------------------------------------------------------
       2   288       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        Alumni Package
-----------------------------------------------------------------------------------------------------------------------------------
       2   305       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        BRS
-----------------------------------------------------------------------------------------------------------------------------------
       2   307       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        CUFS
-----------------------------------------------------------------------------------------------------------------------------------
       2   306       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        FAS
-----------------------------------------------------------------------------------------------------------------------------------
       2   304       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        FRS
-----------------------------------------------------------------------------------------------------------------------------------
       2   310       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        LIB
-----------------------------------------------------------------------------------------------------------------------------------
       2   301       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        PAY
-----------------------------------------------------------------------------------------------------------------------------------
       2   302       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        PER
-----------------------------------------------------------------------------------------------------------------------------------
       2   309       48         4       T         UNIVERSITY OF THE DISTRICT OF COLUMBIA        SIS PLUS
-----------------------------------------------------------------------------------------------------------------------------------
       2   303       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        SRS
-----------------------------------------------------------------------------------------------------------------------------------
       2   300       48         4       V         UNIVERSITY OF THE DISTRICT OF COLUMBIA        USE
-----------------------------------------------------------------------------------------------------------------------------------
       2             48         0
-----------------------------------------------------------------------------------------------------------------------------------
       2   323       49         4       T         D.C. ENERGY OFFICE                            DC Energy Hotline
-----------------------------------------------------------------------------------------------------------------------------------
       2   322       49         4       V         D.C. ENERGY OFFICE                            Kit Tracking Process
-----------------------------------------------------------------------------------------------------------------------------------
       2   313       49         4       V         D.C. ENERGY OFFICE                            Low Income Assistance Program
-----------------------------------------------------------------------------------------------------------------------------------
       2   312       49         4       V         D.C. ENERGY OFFICE                            Residential Conservation Assistance
-----------------------------------------------------------------------------------------------------------------------------------
       2   314       49         4       V         D.C. ENERGY OFFICE                            Utility Discount Program
-----------------------------------------------------------------------------------------------------------------------------------
       2             49
-----------------------------------------------------------------------------------------------------------------------------------


 1=Do      Appl Lang 1        Number of
2=Not Do      LOC              Programs        Appl Lang 1          Platform
--------------------------------------------------------------------------------------------------------
       2             0                0                               NT
--------------------------------------------------------------------------------------------------------
       2             0                0                               UNIX
--------------------------------------------------------------------------------------------------------
       2                              0
--------------------------------------------------------------------------------------------------------
       2             0                0                               Unisys
--------------------------------------------------------------------------------------------------------
       2             0                0                               VAX
--------------------------------------------------------------------------------------------------------
       2                              0
--------------------------------------------------------------------------------------------------------
       2             0                0                               DOS
--------------------------------------------------------------------------------------------------------
       2             0                0                               Unix
--------------------------------------------------------------------------------------------------------
       2                              0
--------------------------------------------------------------------------------------------------------
       2             0                0                               Win 95
--------------------------------------------------------------------------------------------------------
       2                              0
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               N/A
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2             0                0                               MVS/ESA 4.2, MVS/SP 1.3.6, VM/ESA
--------------------------------------------------------------------------------------------------------
       2                              0
--------------------------------------------------------------------------------------------------------
       2             0                0   FoxPro 2.0 (Visual Basic)   DOS 6.2
--------------------------------------------------------------------------------------------------------
       2             0                0   FoxPro 2.0 (Visual Basic)   DOS 6.2
--------------------------------------------------------------------------------------------------------
       2             0                0   FoxPro 2.0 (Visual Basic)   DOS 6.2
--------------------------------------------------------------------------------------------------------
       2             0                0   FoxPro 2.0 (Visual Basic)   DOS 6.2
--------------------------------------------------------------------------------------------------------
       2             0                0   FoxPro 2.0 (Visual Basic)   DOS 6.2
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

                               ATTACHMENT 2
                       FIXED PRICE PER LINE OF CODE
               APPLICATIONS WITH LANGUAGE AND/OR LINE OF CODE

                                                                                     LINES OF   NUMBER OF
                 AGENCY                                   APPLICATION                  CODE     PROGRAMS       LANGUAGE
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA       ALM                                      74,000        148     Mark V
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA       INV                                      74,000        148     Mark V
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA       PAR                                      74,000        148     Mark IV
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA       SUP                                      74,000        148     Mark V
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Abandoned Vehicles                        4,000          8     MicroFocus COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Bid Tabulation System                     8,974         18     Microfocus COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Commercial Drivers License               40,000         80     Microfocus COBOL 4.032
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Federal Aid Billing System               17,469         35     Microfocus COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Labor Distribution System                20,555         41     Microfocus COBOL 4.032
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   Vehicle Usage                            20,996         42     Microfocus COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                   807 Job Reports                           2,672          5     dBaseIV
----------------------------------------------------------------------------------------------------------------------------------
WASA                                         Material Maintenance                     49,221         98     Information v21.1
----------------------------------------------------------------------------------------------------------------------------------
WASA                                         Technical Information Center
                                               Management                             72,000        144     Clipper87
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      Complaint Tracking, Monitoring
                                               and Reporting System                  100,000        200     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Vital Records (Birth/Death)              20,000         20     COBOL II
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               1099 Miscellaneous Income                10,000         10     COBOL
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               District Wide Bank Reconciliation       340,000        340     COBOL II
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               District Wide Check Writing              80,000         80     COBOL
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               Financial Management System
                                               - FOCUS                                40,000         80     FOCUS
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               Financial Management System/DC
                                               Controller's Financial Report          20,000         20     COBOL II
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               Management Information Document
                                               System                                 25,000         25     COBOL II
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               Undeliverable Checks Sub-system          75,000        150     FOCUS
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                          Biweekly PACS                            90,000         90     COBOL
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                          DCOP Correspondence Control System          600          1     COBOL
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                          Mainframe Reports                       100,000         50     Easytrieve
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF FINANCIAL MANAGEMENT               Financial Management System           4,500,000      4,500     COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Addiction Prevention & Recovery
                                               Administration                        200,000        400     AS-400 release 3.2
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Occupational & Licensing
                                               Tracking System                        16,000         32     PACE
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Social Services Facilities
                                               Tracking System                         6,800         14     PACE
----------------------------------------------------------------------------------------------------------------------------------
OFFICE OF THE CORPORATION COUNSEL            Child Support Enforcement               200,000        400     BASIC
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Childhood Lead Poisoning
                                               Prevention Automated Registry             745          1     Clarion
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                         Immunizations                            11,000         22     Delphi
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS        Adult Sports Scheduling &
                                               Tracking System                           500          1     Lotus Approach
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS        Correspondence Tracking System              200          0     SCO UNIX C Compiler
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS        Picnic Permit Tracking System               700          1     SCO UNIX C Compiler
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS        Recreation Financial Management
                                               System                                  6,000         12     SCO UNIX C Compiler
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS        Volunteer Tracking System                   500          1     Lotus Approach
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      Alcoholic Beverage Control
                                               Licensing System                        3,850          8     PACE
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      BRA - Weights & Measures                  2,400          5     PACE
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      Corporate Tracking System                46,400         93     PACE
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      PMDCD Tracking System                    58,200        116     PACE
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      TMR - Certificate of Occupancy
                                               Subsystem                             150,000        300     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      TMR - Compliance subsystem              200,000        400     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      TMR - Licensing Subsystem               500,000      1,000     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      TMR - Permits Subsystem                 300,000        600     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      TMR - Property Subsystem                150,000        300     Natural 1.4
----------------------------------------------------------------------------------------------------------------------------------
DEPT OF CONSUMER AND REGULATORY AFFAIRS      Violations Control System               150,000        150     COBOL
----------------------------------------------------------------------------------------------------------------------------------
BOARD OF LABOR RELATIONS                     Contract Clause Search Pgm                  500          1     PC REXX
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES            DOCU/Master Job Match                   100,000        100     COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES            Financial Accounting & Reporting
                                               System                                  5,000          5     COBOL II
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES            Online Dictionary of Occupation           1,000          1     COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES            Quality Control System                    7,767          8     COBOL
----------------------------------------------------------------------------------------------------------------------------------
                                                                        Totals     8,050,049     10,601
----------------------------------------------------------------------------------------------------------------------------------

                                    ATTACHMENT 3
                            FIXED PRICE PER LINE OF CODE
                 APPLICATIONS WITHOUT LANGUAGE AND/OR LINES OF CODE


----------------------------------------------------------------------------------------------------------------------------------

             AGENCY                               APPLICATIONS WITH ZERO LOC ENTRIES                       LANGUAGE IF KNOWN
----------------------------------------------------------------------------------------------------------------------------------
BOARD OF EDUCATION/DC PUBLIC SCHOOLS            Student Information System
----------------------------------------------------------------------------------------------------------------------------------
BOARD OF EDUCATION/DC PUBLIC SCHOOLS            SPSS
----------------------------------------------------------------------------------------------------------------------------------
BOARD OF ELECTIONS AND ETHICS                   Ballot Tabulation                                        BASIC
----------------------------------------------------------------------------------------------------------------------------------
BOARD OF ELECTIONS AND ETHICS                   Voter Registration                                       BASIC
----------------------------------------------------------------------------------------------------------------------------------
CHIEF PROCUREMENT OFFICER/OPP                   N/A
----------------------------------------------------------------------------------------------------------------------------------
COMMISSION ON JUDICIAL DISABILITIES AND TENURE  Office Automation Tools                                  N/A
----------------------------------------------------------------------------------------------------------------------------------
COMMISSION ON THE ARTS AND HUMANITIES           Office Automation Tools
----------------------------------------------------------------------------------------------------------------------------------
COUNCIL OF THE DISTRICT OF COLUMBIA             Legislative Tracking System                              MS Access
----------------------------------------------------------------------------------------------------------------------------------
COUNCIL OF THE DISTRICT OF COLUMBIA             Personnel Management System                              MS Access
----------------------------------------------------------------------------------------------------------------------------------
D.C. ENERGY OFFICE                              DC Energy Hotline                                        FoxPro 2.0 (Visual Basic)
----------------------------------------------------------------------------------------------------------------------------------
D.C. ENERGY OFFICE                              Kit Tracking Process                                     FoxPro 2.0 (Visual Basic)
----------------------------------------------------------------------------------------------------------------------------------
D.C. ENERGY OFFICE                              Low Income Assistance Program                            FoxPro 2.0 (Visual Basic)
----------------------------------------------------------------------------------------------------------------------------------
D.C. ENERGY OFFICE                              Residential Conservation Assistance                      FoxPro 2.0 (Visual Basic)
----------------------------------------------------------------------------------------------------------------------------------
D.C. ENERGY OFFICE                              Utility Discount Program                                 FoxPro 2.0 (Visual Basic)
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS           Child Tracking System                                    Unknown
----------------------------------------------------------------------------------------------------------------------------------
DC DEPARTMENT OF RECREATION AND PARKS           Aquatic Tracking System                                  Vendor COTS
----------------------------------------------------------------------------------------------------------------------------------
DC SPORTS COMMISSION - STARPLEX                 Tiny Turn
----------------------------------------------------------------------------------------------------------------------------------
DC SPORTS COMMISSION - STARPLEX                 SBT
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           Fuel Oil, Lubricants, Steam                              Dbase
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           Washington Gas                                           Dbase
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           KEYFILE                                                  Oracle & KeyFile Database
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           Procurement Management Information System                Oracle & KeyFile Database
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           Correspondence
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF ADMINISTRATIVE SERVICES           Electric Bills
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES               District Online Compensation System
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES               District Unemployment Tax Automated System
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES               America Workforce System
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF EMPLOYMENT SERVICES               ES202
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            SHPDA                                                    RPG
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            Sexually Transmitted Diseases *Management Info System    Clipper
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            DC Linkage and Tracking System                           Fox Pro
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            Bureau of Injury&Disability Program/DC Linkage&Tracking
                                                  Syst                                                   FoxPro for DOS
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            TB Patient Register                                      Opal
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            DC Monitoring and Obstetrical and Monitoring System      R-Base
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            Electronic Birth Certificate
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            KEYMASTER
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF HEALTH                            Rocky Mountain Cancer Data System
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Maintenance Planning & Inventory                         Advanced Revelations
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Super Can Tracking System                                Clipper dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Litter Control Management System                         Clipper dBASE III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Service Request Tracking                                 Clipper87
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Motor Vehicle Registration System                        Clipper87 dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Personnel                                                dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Procurement                                              dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Vector Control Tracking System                           dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Voucher Program Commercial Plan                          dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Warehouse Tracking                                       dBase III
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Overhead Distribution System                             Microfocus COBOL
----------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                      Solid Waste Billing                                      Microfocus COBOL
----------------------------------------------------------------------------------------------------------------------------------

                                   ATTACHMENT 3
                           FIXED PRICE PER LINE OF CODE
                 APPLICATIONS WITHOUT LANGUAGE AND/OR LINES OF CODE


-----------------------------------------------------------------------------------------------------------------------

          AGENCY                                  APPLICATIONS WITH ZERO LOC ENTRIES             LANGUAGE IF KNOWN
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                     Alert Center Service Request Tracking
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                     Bayscale Disposal Management System
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                     MISTREE
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                     Snow Program
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                     Street Inventory System
-----------------------------------------------------------------------------------------------------------------------
EXEC. OFFICE OF THE MAYOR                      Key File
-----------------------------------------------------------------------------------------------------------------------
EXEC. OFFICE OF THE MAYOR                      Mayor's Schedule System
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFFICER   Legislative Data Base and Mail Log
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFFICER   Mail Log
-----------------------------------------------------------------------------------------------------------------------
JUDICIAL NOMINATION COMMISSION                 Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Financial Disclosure Information System        Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Inventory Tracking System                      Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Lobbyist Information Subsystem                 Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Mail Control Tracking System                   Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Public Information & Records Management        Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF CAMPAIGN FINANCE                     Receipts & Expen. Information System           Oracle 7.34
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF COMMUNICATIONS                       Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF EMPLOYEE APPEALS                     Elite
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF EMPLOYEE APPEALS                     Keyfile for Office of Employee Appeals
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF EMPLOYEE APPEALS                     Word Perfect for DOS
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF EXECUTIVE SECRETARY                  Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF GRANTS MANAGEMENT                    Grants Management Information System           Lotus Notes/Dominoes4.5
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF INTERGOVERNMENTAL RELATIONS          Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                            RIFRUNNER                                      'C'
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                            DC Government Annual leave bank                Access
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                            Benefit Reconciliation System                  Clipper
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                            Management Training System                     MS Access
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF PERSONNEL                            Document Management I.S.                       Visual Basic 5.0
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE DISTRICT OF COLUMBIA AUDITOR     ACL                                            N/A
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE BUDGET                           Capital & Operating Budget Reports             MS Access
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE CHIEF FINANCIAL OFFICER          Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE CITY ADMINISTRATOR               Correspondence Tracking System                 Lotus Notes
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE INSPECTOR GENERAL                Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE OF THE PEOPLE'S COUNSEL                 Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
OFFICE ON AGING                                Service Account Management Systems
-----------------------------------------------------------------------------------------------------------------------
PUBLIC EMPLOYEE RELATIONS BOARD                Office Automation Tools
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 GEAC LIBS 100+
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 Acquisition System
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 ARCVIEW/separate DB
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 Collection DC/Separate DB
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 Government Documents
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 READS
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 Serials List
-----------------------------------------------------------------------------------------------------------------------
PUBLIC LIBRARY                                 Song Index/separate DB
-----------------------------------------------------------------------------------------------------------------------
SUPERIOR COURT OF THE DISTRICT OF COL          Adult Probation Records Access System
-----------------------------------------------------------------------------------------------------------------------
SUPERIOR COURT OF THE DISTRICT OF COL          Transaction Data Management System
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         CDS                                            Mark V
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         ADM
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         BRS
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

          AGENCY                                  APPLICATIONS WITH ZERO LOC ENTRIES             LANGUAGE IF KNOWN
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         CUFS
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         FAS
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         FRS
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         LIB
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         PAY
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         PER
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         SIS PLUS
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         SRS
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         USE
-----------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA         Alumni Package
-----------------------------------------------------------------------------------------------------------------------
WASA                                           Scale Management System                        Clipper
-----------------------------------------------------------------------------------------------------------------------
WASA                                           System 62                                      Clipper87
-----------------------------------------------------------------------------------------------------------------------
WASA                                           Personnel Tracking & Employee Management       dBase III
-----------------------------------------------------------------------------------------------------------------------
WASA                                           Waster Water Management                        Powerbuilder
-----------------------------------------------------------------------------------------------------------------------
WASA                                           Human Resources Staffing Pattern
-----------------------------------------------------------------------------------------------------------------------
WASHINGTON CONVENTION CENTER AUTHORITY         Famis 4.1
-----------------------------------------------------------------------------------------------------------------------
WASHINGTON CONVENTION CENTER AUTHORITY         Manakon
-----------------------------------------------------------------------------------------------------------------------
WASHINGTON CONVENTION CENTER AUTHORITY         HR/Partner
-----------------------------------------------------------------------------------------------------------------------


      NON-IBM PARTITIONS
  1=Do               Planning             IBM
2=Not Do   Blue P   Partition  Cluster    Disp                Agency Name                           Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
       2    334        44         4        T       WASHINGTON CONVENTION CENTER AUTHORITY   HR Partner
       2    936        44         4        T       WASHINGTON CONVENTION CENTER AUTHORITY   Manakon
       2               44         0
       2    222        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS     SPSS
       2    227        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS     Student Information System
       2               45         0
       2    315        46         4                DC SPORTS COMMISSION - STARPLEX          SBT
       2    999        46         4        T       DC SPORTS COMMISSION - STARPLEX          Tiny Turn
       2               46         0
       2    271        47         4        V       OFFICE ON AGING                          Service Account Management Systems
       2               47         0
       2    306        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   ADM
       2    246        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   Alumni Package
       2    306        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   BRS
       2    307        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   CUFS
       2    308        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   FAS
       2    309        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   FRS
       2    310        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   LIB
       2    301        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   PAY
       2    302        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   PER
       2    300        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   SIS PLUS
       2    300        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   SRS
       2    300        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   USE
       2               48         0
       2    323        49         4        T       D C ENERGY OFFICE                        DC Energy Hotline
       2    322        49         4        V       D C ENERGY OFFICE                        Kit Tracking Process
       2    313        49         4        V       D C ENERGY OFFICE                        Low Income Assistance Program
       2    312        49         4        V       D C ENERGY OFFICE                        Residential Conservation Assistance
       2    314        49         4        V       D C ENERGY OFFICE                        Utility Discount Program
       2               49
----------------------------------------------------------------------------------------------------------------------------------


      NON-IBM PARTITIONS          Appl     Number
  1=Do               Planning    Lang 1      of
2=Not Do   Blue P   Partition     LOC     Programs               Appl Lang 1                              Platform
---------------------------------------------------------------------------------------------------------------------------------
       2    334        44             0          0                                            NT
       2    936        44             0          0                                            UNIX
       2               44                        0
       2    222        45             0          0                                            Unisys
       2    227        45             0          0                                            VAX
       2               45                        0
       2    315        46             0          0                                            DOS
       2    999        46             0          0                                            Unix
       2               46                        0
       2    271        47             0          0                                            Win 95
       2               47                        0
       2    306        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    246        48             0          0                                            N/A
       2    306        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    307        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    308        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    309        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    310        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    301        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    302        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    300        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    300        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    300        48             0          0                                            MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2               48                        0
       2    323        49             0          0     FoxPro 2.0 (Visual Basic)              DOS 6.2
       2    322        49             0          0     FoxPro 2.0 (Visual Basic)              DOS 6.2
       2    313        49             0          0     FoxPro 2.0 (Visual Basic)              DOS 6.2
       2    312        49             0          0     FoxPro 2.0 (Visual Basic)              DOS 6.2
       2    314        49             0          0     FoxPro 2.0 (Visual Basic)              DOS 6.2
       2               49

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

                      PRICING ASSUMPTIONS AND CONDITIONS

Titan Software Systems is pleased to submit our proposal in response to the Statement of Work in Support of Government of the District of Columbia Office of the Chief Technology Officer. Our proposal is submitted based on Fixed Price Line of Code. Our proposal shall remain valid for a period of sixty
(60) days from submission. The following items address the details of Titan's proposal:

1.1     ADMINISTRATIVE INFORMATION

Any resultant contract should be issued in the name of:

        Titan Software Systems Corporation
        600 Maryland Avenue, SW, Suite 450        Attn: Contracts Department
        Washington, DC 20024

Payment should be directed to:

        Titan Software Systems Corporation
        P.O. Box 92977
        Los Angeles, California 90009
        Account #11-078-877

1.2     PERIOD OF PERFORMANCE

Our pricing is based on a period of performance of thirty-five (35) weeks from contract award.

1.3     LINE OF CODE RATES/PRICES

The following prices based on the Line of Code estimates provided by the Office of the Chief Technology Officer.

1.3.1  MAINFRAME CODE

Renovate and test IBM/MVS based COBOL. Easytrieve and Focus programs at [...***...] per line of code. MicroFocus COBOL programs will be processed at the same costs per line of code.

Test only IBM/MVS Mainframe based COBOL. Easytrieve and Focus programs at [...***...] per line of code. MicroFocus COBOL programs will be processed at the same costs per line of code. The key assumption with the Test Only is a 10% defect rate in the code to be tested.

A contract line item of [...***...] will be established and worked down at a rate of [...***...] per line of renovated and tested COBOL, Easytrieve and Focus programs, and/or [...***...] per line of tested COBOL, Easytrieve or Focus programs. If the DC Government is unable to supply the necessary Lines of Code that amounts to [...***...], there will be no reduction in this line item price.

1.3.2  OTHER CODE

The 23 other languages will be processed at [...***...] per line of code. It is estimated that the DC Government will require approximately [...***...] LOC to be processed for a total value of [...***...].

1.3.3  ADDITIONAL CODE

For all other applications where the current LOC is unknown, the rates established above will apply. Titan will advise the Chief Technology Officer immediately upon identification of such additional code. A notification to proceed will be issued from the DC Government Contracts Department to Titan in order to

                     *CONFIDENTIAL TREATMENT REQUESTED

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

expedite the processing of the code. A subsequent contract modification will be issued to include such additional code and associated costs.

1.4     BILLING

The DC Government will agree to a milestone payment schedule and payment terms of net 30 days. Titan will provide the DC government with Line of Code statistics for billing and tracking purposes.

1.5     ASSUMPTIONS AND CONDITIONS

Our proposal is based on the following assumptions and conditions:

1.5.1 Minimum contract line item values will be established based on paragraph 1.3 above.

1.5.2 The DC Government will contract directly with IBM to provide Data Center services for testing for IBM MVS based mainframe testing. The DC Government agrees to absorb all costs associated with providing Data Center services, including required software and systems programming support.

1.5.2 Should the DC Government provide MicroFocus lines of code, the DC Government will also provide a suitable test platform with the necessary software.

1.5.3 Documentation will be provided for any project variations with a Project Impact Report (PIR), and the DC Government agrees to address and resolve the PIR within 24 hours.

1.5.4 Titan can supply support to the DC Government for Certain DC Government project responsibilities. Examples of this support are Source Code Collection, Execution of Baseline (DC Government Subject Matter Experts
(SMEs) would have to direct these effort). If these services are desired they will be contracted under a separate task order.

1.5.5 Titan agrees to attempt to comply with the goal of 35% LSDB participation. This is reflected in Attachment No. 01, Small Business and Small Disadvantaged Business Subcontracting Plan.

1.6     YEAR 2000 WARRANTY--SERVICES

(a) Titan warrants that they (1) have the ability to perform the agreed Year 2000 services as described in the Statement of Work; (2) shall provide suitable resources with that degree of skill and judgment normally exercised by recognized professional firms performing services of a similar nature; and
(3) will endeavor to provide Year 2000 services hereunder on a timely basis consistent with the difficulty and scope of services to be provided. Customer's sole and exclusive remedy for breach of this warranty is to have the Contractor re-perform any services whose non-compliance with this warranty is made known by Customer to Contractor in writing within ninety
(90) days after Customer's acceptance of the non-compliance services.

(b) Except as expressly provided in this Year 2000 Warranty, Contractor disclaims any warranty, responsibility, or liability for the Year 2000 compliance or functionality of Customer's hardware, software, firmware or computer systems, and disclaims any warranty that any services provided will achieve Year 2000 compliance or functionality with Customer's systems. The provisions of this Year 2000 Warranty shall take precedence over any inconsistent provisions elsewhere in this Contract including its exhibits and attachments.

(c) Customer warrants that it holds title to or a sufficient license in the software systems and line of code ("LOC") to which Titan is given access pursuant to this Contract, so as to lawfully allow Titan to perform any services required under this Contract. Customer shall indemnify, defend, and hold harmless Contractor from and against any claim, demand, cause of action, loss, damage, or cost (including reasonable attorney's fees) arising out of or relating to any breach of the warranty in the preceding

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY


sentence or a claim by any third party that Contractor is not entitled to have access to, or to perform services upon, any such LOC or software.

(d) Customer's sole and exclusive remedy, and Titan's and its subcontractor's sole obligation under or in respect of any warranty provided herein shall be for Titan and its subcontractors to provide, for a period of 90 days after completion of the services provided under this agreement, trained personnel for the sole purpose of rendering rectification services to resolve any Year 2000 date or date-related problems notified to Titan during such period.

1.7      REPRESENTATIONS AND WARRANTIES

1.7.1 REPRESENTATIONS AND WARRANTIES ON AUTHORITY AND OWNERSHIP OF CONTRACTOR-CREATED DELIVERABLES. Contractor and its subcontractors represent and warrant to Customer that Contractor has full and sufficient right to assign or grant the rights and/or licenses granted to Customer by Contractor in the Contract Documents. Contractor represents and warrants to Customer that, upon payment by Contractor of all applicable invoices, Customer shall be the sole owner of all Contractor-Created Deliverables and all U.S. copyrights therein.

1.7.2    REPRESENTATION AND WARRANTY ON NON-INFRINGEMENT.

(a) Contractor represents and warrants to Customer that no Customer-Created Deliverable, to the extent not modified by Customer or any other party, infringes any U.S. patent, copyright, trademark or other intellectual property rights (including trade secrets), privacy or similar rights of any third party, nor, to Contractor's knowledge, has any claim of such infringement been threatened or asserted, and no such claim is pending, against Contractor or, to Contractor's knowledge, against any entity from which Contractor has obtained such rights. The foregoing warranty shall not apply where the alleged infringement was based on or attributable to (i) any combination, operation or use of any Deliverable with any equipment or programs which are neither supplied by Contractor nor specified in the Contract Documents for that purpose; (ii) use or modification of Materials provided to Contractor by Customer and such use or modification by Contractor was within the scope of a Statement of Work and this Agreement; or (iii) compliance with Customer's specifications. In addition, the foregoing warranty shall not apply with respect to any claim alleging infringement of any trademark, trade name, product name or similar right where the claim of infringement is based on or results from the use of any name or mark selected by Customer.

(b) In the event of a breach of the warranty set forth in subsection (a) of this Section, Contractor shall have the option, at its expense, (i) to modify the Contractor-Created Deliverables to make them non-infringing, (ii) to obtain for Customer the right to continue using the Contractor-Created Deliverables, or (iii) to substitute Deliverables reasonably acceptable to Customer which do not so infringe in place of the infringing Contractor-Created Deliverables; if none of these options are commercially reasonable for Customer, then the exclusive remedy for that breach of the foregoing warranty shall be the termination of the relevant Statement of Work and the refund by Contractor to Customer of all payments made by Customer to Contractor for the infringing Contractor-Created Deliverables.

(c) Notwithstanding any contrary terms in any Contract Document, if Customer requests Contractor to perform work on software, Customer represents and warrants that it has the right to do so and agrees to protect, defend, hold harmless and indemnify Contractor from and against any and all claims, damages, liabilities, losses and expenses (including reasonable attorney's fees) asserted by a third party (including, without limitation, a licensor of that software) based on or arising out of alleged or actual infringement by Contractor of that third party's rights, but only to the extent that Contractor's work on that software was within the scope of a Statement of Work and this Agreement.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY


1.7.3    REPRESENTATION AND WARRANTY RELATING TO YEAR 2000 SERVICES

The representations and warranties relating to Year 2000 Services are set forth herein and shall govern with respect to services performed in connection with the Statement of Work.

1.7.4. OTHER REPRESENTATIONS AND WARRANTIES DISCLAIMED. EXCEPT AS PROVIDED IN THIS ARTICLE AND PARAGRAPH 1.7.4.1, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES, WHETHER EXPRESS OR IMPLIED, WHETHER ARISING BY LAW, CUSTOM, ORAL OR WRITTEN STATEMENTS OF Contractor, ITS AGENTS OR Subcontractors OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) ARE HEREBY SUPERSEDED, EXCLUDED AND DISCLAIMED. WITHOUT LIMITING THE FOREGOING, Contractor EXPRESSLY DISCLAIMS ANY WARRANTY OR LIABILITY WITH RESPECT TO DESIGN OR LATENT DEFECTS OR WITH RESPECT TO THE YEAR 2000. Client acknowledges that it is a sophisticated Party to this Agreement and recognizes and agrees that the terms of this Article 1.7 are an integral part of Contractor's pricing and an important factor in Contractor's willingness to enter into the Contract Documents and to agree to perform services under them.

1.7.4.1  COMPREHENSIVE RENOVATION, VALIDATION SERVICES

Contractor represents and warrants to Client that any source code change made by Contractor as part of the Year 2000 Services shall be consistent with the DataMap specifications and renovation specifications. In the event of a breach of the foregoing warranty, Contractor shall correct the change so as to bring it into compliance with that warranty. Any claim for breach of the foregoing warranty must be made by written notice to Contractor within 60 days of the first production run of a daily, weekly or monthly system, or of the first simulated or actual run of a quarterly, semi-annual or annual system. Client shall implement the renovated Code and conduct that first run no later than 30 days after Client's sign-off on testing of such renovated Code. Failure to make such claim within said 60-day period shall constitute a waiver by Client of said claim.

The services provided hereunder are dependent upon the information supplied by Client to Contractor with regard to Client's Code, including without limitation Client's review of the DataMap, and upon the test data provided by Client. In light of this, and the changes which might be made by Client or any third party in any Code that Contractor renovates or in Code that interacts with that Code, Contractor provides the warranty set forth above for the time period set forth above and does not warrant that any Code will function without problems.

1.7.4.2  VALIDATION ONLY

In connection with Year 2000 Validation only Services provided pursuant to the Statement of Work, Contractor represents and warrants that Contractor will scan all data which the Client sends to Contractor (which has been extracted in accordance with the Extraction Guide) and that Contractor will provide an Electronic DataMap based on this source data which will substantially conform to the description in the EDM Guide. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for Contractor to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to Contractor within 30 days of Client's receipt of the Electronic DataMap from Contractor or said claim shall be waived.

Client recognizes that it is responsible for all information supplied to Contractor with respect to Client's Code, including without limitation Client's review of the DataMap, if applicable. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDIATELY FOLLOWING PARAGRAPH AND IN ARTICLE 1.7 OF THE PROPOSAL, Contractor EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that Contractor specifically does not warrant that, in performing these services, Contractor will identify all Client Code which may not properly handle dates during and after the Year 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND CONTRACTOR DOES NOT WARRANT ANY

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT CONTRACTOR DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

Contractor further represents and warrants that the software licensed to Client by Contractor will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. Contractor is not responsible for obsolescence of the software provided hereunder that may result from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. Contractor assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.

In the event of a breach of the foregoing warranty with respect to licensed software, Contractor will use commercially reasonable efforts to correct the defect. In the event that such defect is not corrected, Contractor will replace the software at no charge or, at Contractor's option, Contractor will refund the purchase price for such software. This paragraph sets forth Client's sole and exclusive remedy, and Contractor's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to Contractor within 30 days of Client's receipt from Contractor of the software at issue or said claim shall be waived.

1.8      INDEMNIFICATION

1.8.1 If, as a result of Contractor's negligence, Client or Client's employees suffer personal injury or property damage, Contractor will reimburse Client for that portion of any claims Client actually pays for which Contractor is legally liable.

1.8.2 If, as a result of Client's negligence, Contractor or Contractor's employees suffer personal injury or property damage, Client will reimburse Contractor for that portion of any claims Contractor actually pays for which Client is legally liable.

1.8.3 Except for claims covered by Section 1.9 below, Client will release, discharge, defend at its expense, indemnify and hold Contractor, Contractor's Affiliates and their respective officers, directors, shareholders, employees, independent brokers and agents (the "Indemnitees") harmless from all claims or actions by Client or by third parties arising out of or relating to Client's breach of Section 1.9.2 above or Client's or any third party's use of or inability to use, or as a result of any defect in, any Deliverable and will pay all settlements, costs and expenses (including costs of investigation and reasonable legal fees and expenses), damages, liabilities and awards provided that Contractor promptly notifies Client in writing of the claim, provides Client a copy of all information received by Contractor with respect to the claim or action, cooperates with Client in defending or settling the claim or action, and allows Client to control the defense and settlement of the claim or action, including the selection of attorneys. The Indemnitee will have the right to participate in the settlement or defense of any such claim or action at its own expense.

1.9     LIMITATION OF LIABILITY

1.9.1 To the maximum extent permitted by applicable law, each party's entire liability and the other party's exclusive remedy for damages from any event or claim arising under or relating to the Contract Documents, for any cause whatsoever, and regardless of the form of action, whether in contract or in tort (including breach of warranty and negligence), will be limited as follows:

(a) With respect to which breaches or defaults have occurred, or which authorized Services have given rise to claims, each party will be liable for the other party's direct damages, in an amount not to exceed, in the aggregate for all claims arising under or in connection with such Services, the total amount of compensation paid to Contractor for such Services.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY


(b) In no event will a party be liable for: (i) any damages caused by the other party's failure or the failure of the other party's Affiliates or suppliers to perform their responsibilities; (ii) any claims or demands of third parties (other than those third party claims covered by Sections 8.1 above in the case of Contractor and Sections 8.2 and 8.3 above in the case of Client); or (iii) any lost profits, loss of business, loss of use, lost savings or other consequential, special, incidental, indirect, exemplary or punitive damages, even if advised of the possibility of such damages.

(c) Neither party will be held responsible, or to have failed to meet its obligations under the Contract Documents, if it either delays performance or fails to perform as a result of any cause beyond its reasonable control (including, without limitation, the other party's failure to perform its responsibilities as set forth in this Section and above).

1.9.2 The foregoing limitation will not apply to: (i) the payment of additional compensation to Contractor pursuant to Change Orders; (ii) the payment of settlements, costs, damages and legal fees referred to in Section
8.3 above; (iii) any claims by Client for reimbursement under Section 8.1 above; or (iv) any claims by Contractor for reimbursement under Section 8.2 above. The limitations of liability set forth in this Section 9 will survive the failure of any limited or exclusive remedy set forth in the Contract Documents and the expiration of termination of the Contract Documents.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

                                 ATTACHMENT NO. 1

      SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

                                    INTRODUCTION


Titan's SB/SDB Subcontracting Plan is detailed on the following pages. We have included both a specific plan for this effort, and our Corporate Master Subcontracting Plan.

Titan Software Systems Corporation is committed to complying with the requirement to maximize subcontracting opportunities for small, disadvantaged, and women-owned firms.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY


                    SMALL BUSINESS AND SMALL DISADVANTAGED
                         BUSINESS SUBCONTRACTING PLAN

                                                            DATE: 19 MARCH 1999

                      TITAN SOFTWARE SYSTEMS CORPORATION
                              600 MARYLAND AVENUE
                              WASHINGTON, DC 20024
                                  (202)484-1400

ITEM/SERVICE: GOVERNMENT OF THE DISTRICT OF COLUMBIA, OFFICE OF THE CHIEF TECHNOLOGY OFFICER, YEAR 2000 SERVICES

The following, together with any attachments, is hereby submitted as a Subcontracting Plan to satisfy the applicable requirements of Public Law 95-507 as implemented by OFPP Policy Letter 80-2.

1. (a) The following percentage goals (expressed in terms of a percentage of total planned subcontracting dollars) are applicable to the contract cited above or to the contract awarded under the solicitation cited.

         Local Small Disadvantaged Business (LSDB) concerns: 35% of total planned subcontracting dollars under this contract will go to subcontractors who are small business concerns owned and controlled by socially and economically disadvantaged individuals.

    (b) The following dollar values correspond to the percentage goals shown in (a) above.

         (i)  Total dollars planned to be subcontracted to SDB concerns: TBD.

    (c) The total estimated dollar value of all planned subcontracting (to all type of business concerns) under this contract is $TBD.

    (d) The following principal products and/or services will be subcontracted under this contract, and the distribution among SB and SDB concerns is as follows:

         Software, Programmer services for Y2K efforts.

    (e)  Titan is currently negotiating with the following companies:

         Brandon Telecommunications Group
         Symbiont, Inc.
         IMTAS, Inc.

    (f)  Indirect and overhead costs (check one below):

         - WILL BE included in the goals.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

2.  The following individual will administer the subcontracting program:

    Name:          Peggy Owens
                   ------------------------------------------------------

                   Titan Software Systems Corporation
    Address:       600 Maryland Avenue, SW, Washington, DC 20024
                   ------------------------------------------------------

    Telephone:     (202) 484-1400
                   ------------------------------------------------------

    Title:         Subcontracts Administrator
                   ------------------------------------------------------

    This individual's specific duties, as they relate to the firm's subcontracting program, are as follows:

    General overall responsibility for this company's Small Business Program, the development, preparation and execution of the individual subcontracting plans and for monitoring performance relative to contractual subcontracting requirements contained in this plan, including but not limited to:

    (a) Developing and maintaining bidder's lists of SB and SDB concerns from all possible sources.

    (b) Ensuring that procurement packages are structured to permit SB and SDB concerns to participate to the maximum extent possible.

    (c) Assuring inclusion of SB and SDB concerns in all solicitation for products or services which they are capable of providing.

    (d) Reviewing solicitations to remove statements, clauses, etc., which may tend to restrict or prohibit SB and SDB participation.

    (e) Ensuring periodic rotation of potential sub-contractors on bidders lists.

    (f) Ensuring that the bid proposal review board documents its reasons for not selecting low bids submitted by SB and SDB concerns.

    (g) Ensuring the establishment and maintenance of records of solicitations and subcontract award activity.

    (h) Attending or arranging for attendance of company counselors at Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, etc.

    (i) Conducting or arranging for conduct of motivational training for purchasing personnel pursuant to the intent P.L. 95-507.

    (j)  Monitoring attainment of proposed goals.

    (k)  Preparing and submitting periodic subcontracting reports required.

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

    (l) Coordinating contractor's activities during the conduct compliance reviews by Federal agencies.

    (m) Coordinating the conduct of contractor's activities involving its SB and SDB subcontracting program.

    (n) Additions to (or deletions from) the duties specified above are as follows:

         --------------------------------------------------------------------

         --------------------------------------------------------------------

         --------------------------------------------------------------------

3. The following efforts will be taken to assure that SB and SDB concerns will have an equitable opportunity to compete for subcontracts:

    (a)    Outreach efforts will be made as follows:

           (i)    Contacts with minority and small business trade associations

           (ii)   Contacts with business development organizations

           (iii) Attendance at small and minority business procurement conference and trade fairs.

    (b) The following internal efforts will be made to guide and encourage buyers:

           (i)     Workshops, seminars and training programs will be conducted

           (ii) Activities will be monitored to evaluate compliance with this subcontracting plan

    (c) SB and SDB concern source lists, guides and other data identifying SB and SDB concerns will be maintained and utilized by buyers in soliciting subcontracts.

    (d) Additions to (or deletions from) the above listed efforts are as follows:

           ------------------------------------------------------------------

           ------------------------------------------------------------------

           ------------------------------------------------------------------

4. The bidder (contractor) agrees that the clause entitled Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged Individuals will be included in all subcontracts which offer further subcontracting opportunities, and all subcontractors except small business concerns who received subcontracts in excess of $500,000 will be required to adopt and comply with a subcontracting plan similar to this one. Such plans will be reviewed by comparing them with the provisions of Public Law 95-507, and assuring that all minimum requirements of an acceptable subcontracting plan have been satisfied. The acceptability of percentage goals shall be determined on a case-by-case basis depending on the supplies/services involved, the availability of potential small and small disadvantaged subcontractors, and prior experience. Once approved and implemented,

TITAN PROPOSAL NO. BP03
SUBMITTED TO THE GOVERNMENT OF THE DISTRICT OF COLUMBIA
OFFICE OF INFORMATION TECHNOLOGY

    plans will be monitored through the submission of periodic reports, and/or, as time and availability of funds permit, periodic visits to subcontractors facilities to review applicable records and subcontracting program progress.

5. The bidder (contractor) agrees to submit such periodic reports and cooperate in any studies or surveys as may be required by the contracting agency or the Small Business Administration in order to determine the extent of compliance by the bidder with the subcontracting plan and with the clause entitled Utilization of Small Business Concerns and Small Business Concerns Owned and Controlled by Socially and Economically Disadvantaged individuals, contained in the contract.

6. The bidder (contractor) agrees that he will maintain at least the following types of records to document compliance with this subcontracting plan:

    (a) SB and SDB concern source lists, guides and other data identifying SB/SDB vendors.

    (b)  Organizations contacted for SB and SDB sources.

    (c) On a contract-by-contract basis, records on all subcontract solicitations over $100,000, indicating on each solicitation (1) whether SB concerns were solicited, and if not why not; (2) whether SDB concerns were solicited, and if not, why not; (3) reasons for the failure of solicited SB or SDB concerns to receive the subcontract award.

    (d) Records to support other outreach efforts: Contacts with Minority and Small Business Trade Associations, etc. Attendance at small and minority business procurement conferences and trade fairs.

    (e) Records to support internal activities to guide and encourage buyers: Workshops, seminars, training programs, etc. Monitoring activities to evaluate compliance.

    (f) On a contract-by-contract basis, records to support subcontract award data to include name and address of subcontractor.

    (g)  Records to be maintained in addition to the above are as follows:

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

         ---------------------------------------------------------------------

Plan Accepted by:


---------------------------------------        -------------------------------
Contracting Officer                            Date


NOTE TO CONTRACTING OFFICER: Upon incorporation of a plan into the contract indicated herein, the estimated dollar value of the Contract is $(TO BE FILLED IN BY CONTRACTING OFFICER)


1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     ALM
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     CDS
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     INV
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     PAR
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     SUP
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Abandoned Vehicles
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Bid Tabulation System
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Commercial Drivers License
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Federal Aid Billing System
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Labor Distribution System
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Overhead Distribution System
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Solid Waste Billing
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Vehicle Usage
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS                 807 Job Reports
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Alert Center Service Request Tracking
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Bayscale Disposal Management System
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Litter Control Management System
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Maintenance Planning & Inventory
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 MISTREE
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Motor Vehicle Registration System
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Personnel
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Procurement
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Service Request Tracking
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Snow Program
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Street Inventory System
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Super Can Tracking System
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Vector Control Tracking System
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Voucher Program Commercial Plan
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Warehouse Tracking
      2      72        12          2        B   WASA                                       Human Resources Staffing Pattern
      2      70        12          2        B   WASA                                       Material Maintenance
      2      71        12          2        B   WASA                                       Personnel Tracking & Employee Management
      2      75        12          2        B   WASA                                       Scale Management System
      2      69        12          2        B   WASA                                       System 62
      2      74        12          2        B   WASA                                       Technical Information Center Management
      2      73        12          2        B   WASA                                       Waster Water Management
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAI      Complaint Tracking, Monitoring and
                                                                                           Reporting System
      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                       Vital Records (Birth/Death)
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             1099 Miscellaneous Income
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Bank Reconciliation
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Check Writing
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System - FOCUS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System/DC
                                                                                           Controller's Financial Rep
      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Management Information Document System
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Undeliverable Checks Sub-system




1=Do              Planning             IBM                                           Appl Lang 1   Number of
2=Not Do  Blue P  Partition  Cluster   Disp               Agency Name                    LOC        Programs
-------------------------------------------------------------------------------------------------------------------------------
      2    320        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148     Mark V
      2    321        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA        0             0     Mark V
      2    319        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148     Mark V
      2    299        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148     Mark IV
      2    325        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148     Mark V
      2               8         0                                                                     592
      2    109       10         4        B  DEPARTMENT OF PUBLIC WORKS                4,000             8
      2    142       10         4        B  DEPARTMENT OF PUBLIC WORKS                8,974            18    Microfocus COBOL
      2    140       10         4        B  DEPARTMENT OF PUBLIC WORKS               40,000            80    Microfocus COBOL 4.032
      2    146       10         4        B  DEPARTMENT OF PUBLIC WORKS               17,469            35    Microfocus COBOL
      2    161       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,555            41    Microfocus COBOL 4.032
      2    163       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    141       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    164       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,996            42    Microfocus COBOL
      2              10         0                                                                     224
      2    162       12         4        B  DEPARTMENT OF PUBLIC WORKS                2,672             5    dBASEIV
      2    178       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    179       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    173       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBASEIII
      2    165       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Advanced Revelations
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    143       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Clipper87 dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    177       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper87
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    175       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBase III
      2    172       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    174       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2     72       12         2        B  WASA                                          0             0
      2     70       12         2        B  WASA                                     49,221            98    Information v21.1
      2     71       12         2        B  WASA                                          0             0    dBase III
      2     75       12         2        B  WASA                                          0             0    Clipper
      2     69       12         2        B  WASA                                          0             0    Clipper87
      2     74       12         2        B  WASA                                     72,000           144    Clipper87
      2     73       12         2        B  WASA                                          0             0    Powerbuilder
      2              12         0                                                                     248
      2    258       15         3        B  DEPT OF CONSUMER AND REGULATORY AFFAI   100,000           200    Natural 1.4

      2              15         0                                                                     200
      2    191       30         1        T  DEPARTMENT OF HEALTH                     20,000            20    COBOL II
      2    147       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           10,000            10    COBOL
      2    148       30         1        T  OFFICE OF FINANCIAL MANAGEMENT          340,000           340    COBOL II
      2    111       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           80,000            80    COBOL
      2    112       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           40,000            80    FOCUS
      2    167       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           20,000            20    COBOL II

      2    110       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           25,000            25    COBOLII
      2    166       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           75,000           150    FOCUS



1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                     Platform
-------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2      72        12          2        B   WASA                                     Windows
      2      70        12          2        B   WASA                                     Primo
      2      71        12          2        B   WASA                                     Windows
      2      75        12          2        B   WASA                                     DOS
      2      69        12          2        B   WASA                                     Windows
      2      74        12          2        B   WASA                                     DOS
      2      73        12          2        B   WASA                                     Windows
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAI    Vax 8200

      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                     MVS
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS

      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS



1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
      2    201       30            4        T   OFFICE OF PERSONNEL                      Biweekly PACS
      2    200       30            4        T   OFFICE OF PERSONNEL                      DCOP Correspondence Control System
      2    199       30            4        T   OFFICE OF PERSONNEL                      Mainframe Reports
      2    182       30            4        T   OFFICE OF PERSONNEL                      RIFRUNNER
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL   Adult Probation Records Access System
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL   Transaction Data Management System
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT           Financial Management System
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS            Ballot Tabulation
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS            Voter Registration
      2    192       32            1        T   DEPARTMENT OF HEALTH                     Addiction Prevention & Recovery
                                                                                         Administration
      2    193       32            1        T   DEPARTMENT OF HEALTH                     Occupational & Licensing Tracking System
      2    180       32            1        T   DEPARTMENT OF HEALTH                     SHPDA
      2    194       32            1        T   DEPARTMENT OF HEALTH                     Social Services Facilities Tracking System
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        Child Support Enforcement
      2              32            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Procurement Management Information System
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE               Financial Disclosure Information System
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE               Inventory Tracking System
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE               Lobbyist Information Subsystem
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE               Mail Control Tracking System
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE               Public Information & Records Management
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE               Receipts & Expen. Information System
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PU   N/A
      2    999       34            1        V   COMMISSION OF JUDICIAL DISABILITIES AND
                                                TE                                       Office Automataion Tools
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Legislative Tracking System
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Personnel Management System
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Correspondence
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Electric Bills
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Fuel Oil, Lubricants, Steam
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    KEYFILE
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Washington Gas
      2    212       34            1        T   DEPARTMENT OF HEALTH                     Bureau of Injury & Disability Program/DC
                                                                                         Linkage & Tracking Sy
      2    210       34            1        T   DEPARTMENT OF HEALTH                     Childhood Lead Poisoning Prevention
                                                                                         Automated Registry
      2    211       34            1        T   DEPARTMENT OF HEALTH                     DC Linkage and Tracking System
      2    196       34            1        T   DEPARTMENT OF HEALTH                     DC Monitoring and Obstetrical and
                                                                                         Monitoring System
      2    195       34            1        T   DEPARTMENT OF HEALTH                     Electronic Birth Certificate
      2    218       34            1        T   DEPARTMENT OF HEALTH                     Immunizations
      2    197       34            1        T   DEPARTMENT OF HEALTH                     KEYMASTER
      2    189       34            1        T   DEPARTMENT OF HEALTH                     Rocky Mountain Cancer Data System
      2    190       34            1        T   DEPARTMENT OF HEALTH                     Sexually Transmitted Diseases Management
                                                                                         Info System
      2    217       34            1        T   DEPARTMENT OF HEALTH                     TB Patient Register
      2    266       34            1        V   EXEC OFFICE OF THE MAYOR                 Key File
      2    267       34            1        U   EXEC OFFICE OF THE MAYOR                 Mayor's Schedule System
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Legislative Data Base and Mail Log
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Mail Log
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION           Office Automation Tools
      2    999       34            1            OFFICE OF COMMUNICATIONS                 Office Automation Tools



1=Do                Planning              IBM                                          Appl Lang 1  Number of
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                 LOC       Programs      Appl Lang 1
----------------------------------------------------------------------------------------------------------------------------------
      2    201       30            4        T   OFFICE OF PERSONNEL                       90,000           90    COBOL
      2    200       30            4        T   OFFICE OF PERSONNEL                          600            1    COBOL
      2    199       30            4        T   OFFICE OF PERSONNEL                                         0    Easytrieve
      2    182       30            4        T   OFFICE OF PERSONNEL                                         0    'C'
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2              30            0                                                                      816
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT         4,500,000        4,500    COBOL
      2              31            0                                                                    4,500
      2    289       32            1        V   BOARD OF ELECTRONICS AND ETHICS                0            0    BASIC
      2    290       32            1        V   BOARD OF ELECTRONICS AND ETHICS                0            0    BASIC
      2    192       32            1        T   DEPARTMENT OF HEALTH                     200,000          400    AS-400 release 3.2
      2    193       32            1        T   DEPARTMENT OF HEALTH                      16,000           32    PACE
      2    180       32            1        T   DEPARTMENT OF HEALTH                           0            0    RPG
      2    194       32            1        T   DEPARTMENT OF HEALTH                       6,800           14    PACE
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        200,000          400    BASIC
      2              33            0                                                                      846
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES                       0    Oracle & KeyFile
                                                                                                                  Database
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2              33            0                                                                        0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PU         0            0
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND        0            0    N/A
                                                TE
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Oracle & KeyFile
                                                                                                                 Database
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    212       34            1        T   DEPARTMENT OF HEALTH                           0            0    FoxPro for DOS
      2    210       34            1        T   DEPARTMENT OF HEALTH                         745            1    Clarion
      2    211       34            1        T   DEPARTMENT OF HEALTH                           0            0    Fox Pro
      2    196       34            1        T   DEPARTMENT OF HEALTH                           0            0    R-Base
      2    195       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    218       34            1        T   DEPARTMENT OF HEALTH                      11,000           22    Delphi
      2    197       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    189       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    190       34            1        T   DEPARTMENT OF HEALTH                           0            0    Clipper
      2    217       34            1        T   DEPARTMENT OF HEALTH                           0            0    Opal
      2    266       34            1        V   EXEC OFFICE OF THE MAYOR                       0            0
      2    267       34            1        U   EXEC OFFICE OF THE MAYOR                       0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                 0            0
      2    999       34            1            OFFICE OF COMMUNICATIONS                       0            0


1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                              Platform
----------------------------------------------------------------------------------------------------------------------------------
      2    201       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    200       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    199       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    182       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL         MVS
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS                 IBM RISC 6000/Operating System IBM
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS                 IBM RISC 6000 Operating System IBM
      2    192       32            1        T   DEPARTMENT OF HEALTH                          AS/400
      2    193       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    180       32            1        T   DEPARTMENT OF HEALTH                          AS400
      2    194       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL             UNIX - Sequent 5000 Dual 100 MHZ C
      2              33            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3.x
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PU        N/A
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND       N/A
                                                TE
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC DOS/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC Dos/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC/Win 95
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         DOS/Windows 3.11
      2    212       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    210       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    211       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    196       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    195       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    218       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    197       34            1        T   DEPARTMENT OF HEALTH
      2    189       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    190       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    217       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    266       34            1        V   EXEC OFFICE OF THE MAYOR                      Novell 4.1.1
      2    267       34            1        U   EXEC OFFICE OF THE MAYOR                      PC Application on NT server
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4.1.1 (50 user license)
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4.1.1 (50 user license)
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                2 pc's (1-386 SX and 1-486) Plan to r
      2    999       34            1            OFFICE OF COMMUNICATIONS



1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
----------------------------------------------------------------------------------------------------------------------------------
      2    999        34           1           OFFICE OF EXECUTIVE SECRETARY              Office Automation Tools
      2    270        34           1       T   OFFICE OF GRANTS MANAGEMENT                Grants Management Information System
      2    999        34           1           OFFICE OF INTERGOVERNMENTAL RELATIONS      Office Automation Tools
      2    202        34           1       T   OFFICE OF PERSONNEL                        Benefit Reconciliation System
      2    204        34           1       T   OFFICE OF PERSONNEL                        DC Government Annual leave bank
      2    205        34           1       T   OFFICE OF PERSONNEL                        Document Management I.S.
      2    203        34           1       T   OFFICE OF PERSONNEL                        Management Training System
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDIT   ACL
      2    332        34           1       T   OFFICE OF THE BUDGET                       Capital & Operating Budget Reports
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER      Office Automation Tools
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR           Correspondence Tracking System
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL            Office Automation Tools
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL             Office Automation Tools
      2               34           0
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Adult Sports Scheduling & Tracking System
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Aquatic Tracking System
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Child Tracking System
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Correspondence Tracking System
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Picnic Permit Tracking System
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Recreation Financial Management System
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Volunteer Tracking System
      2               35           0
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Alcoholic Beverage Control Licensing
                                                                                          System
      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      BRA - Weights & Measures
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Corporate Tracking System
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      PMDCD Tracking System
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      TMR - Certificate of Occupancy Subsystem
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      TMR - Compliance subsystem
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      TMR - Licensing Subsystem
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      TMR - Permits Subsystem
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      TMR - Property Subsystem
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Violations Control System
      2               38           0
      2    292        39           3       R   BOARD OF LABOR RELATIONS                   Contract Clause Search Pgm
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          America Workforce System
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          District Online Compensation System
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          District Unemployment Tax Automated
                                                                                          System
      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          DOCU/Master Job Match
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          ES202
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Financial Accounting & Reporting System
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Online Dictionary of Occupation
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Quality Control System
      2               39           0
      2    999        42           4       T   PUBLIC LIBRARY                             Acquisition System
      2    999        42           4       T   PUBLIC LIBRARY                             ARCVIEW/separate DB
      2    999        42           4       T   PUBLIC LIBRARY                             Collection DC/Separate DB
      2    999        42           4       T   PUBLIC LIBRARY                             GEAC LIBS 100+
      2    999        42           4       T   PUBLIC LIBRARY                             Government Documents
      2    999        42           4       T   PUBLIC LIBRARY                             READS
      2    999        42           4       T   PUBLIC LIBRARY                             Serials List




1=Do                Planning              IBM                                          Appl Lang 1  Number of
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                 LOC       Programs      Appl Lang 1
----------------------------------------------------------------------------------------------------------------------------------
      2    999        34           1           OFFICE OF EXECUTIVE SECRETARY                   0        0
      2    270        34           1       T   OFFICE OF GRANTS MANAGEMENT                     0        0      Lotus Notes/
                                                                                                               Dominoes4.5
      2    999        34           1           OFFICE OF INTERGOVERNMENTAL RELATIONS           0        0
      2    202        34           1       T   OFFICE OF PERSONNEL                                      0      Clipper
      2    204        34           1       T   OFFICE OF PERSONNEL                                      0      Access
      2    205        34           1       T   OFFICE OF PERSONNEL                                      0      Visual Basic 5.0
      2    203        34           1       T   OFFICE OF PERSONNEL                                      0      MS Access
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDIT        0        0      N/A
      2    332        34           1       T   OFFICE OF THE BUDGET                            0        0      MS Access
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER           0        0
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR                0        0      Lotus Notes
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL                 0        0
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL                  0        0
      2               34           0                                                                   23
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         500        1      Lotus Approach
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS           0        0      Vendor COTS
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS           0        0      Unknown
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         200        0      SCO UNIX C Compiler
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         700        1      SCO UNIX C Compiler
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS       6,000       12      SCO UNIX C Compiler
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         500        1      Lotus Approach
      2               35           0                                                                   16
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI       3,850        8      PACE

      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI       2,400        5      PACE
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      46,400       93      PACE
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      58,200      116      PACE
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     150,000      300      Natural 1.4
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     200,000      400      Natural 1.4
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     500,000    1,000      Natural 1.4
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     300,000      600      Natural 1.4
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     150,000      300      Natural 1.4
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI     150,000      150      COBOL
      2               38           0                                                                2,972
      2    292        39           3       R   BOARD OF LABOR RELATIONS                      500        1      PC REXX
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0

      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES         100,000      100      COBOL
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           5,000        5      COBOL II
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           1,000        1      COBOL
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           7,767        8      COBOL
      2               39           0                                                                  115
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0



1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                              Platform
----------------------------------------------------------------------------------------------------------------------------------
      2    999        34           1           OFFICE OF EXECUTIVE SECRETARY
      2    270        34           1       T   OFFICE OF GRANTS MANAGEMENT                Novell

      2    999        34           1           OFFICE OF INTERGOVERNMENTAL RELATIONS
      2    202        34           1       T   OFFICE OF PERSONNEL                        PC
      2    204        34           1       T   OFFICE OF PERSONNEL                        PC
      2    205        34           1       T   OFFICE OF PERSONNEL                        PC
      2    203        34           1       T   OFFICE OF PERSONNEL                        PC
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDIT   Win 95
      2    332        34           1       T   OFFICE OF THE BUDGET                       Novell 4.1.1
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR           Novell 4.1.1
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL             24 pc's on Lan NOVEL 4.1/Office 97/W
      2               34           0
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486 S/X
      2               35           0
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Wang VS 300

      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Wang VS 300
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Wang VS 5000
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Wang VS 300
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Vax 8200
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Vax 8200
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Vax 8200
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Vax 8200
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Vax 8200
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAI      Micro Vax II
      2               38           0
      2    292        39           3       R   BOARD OF LABOR RELATIONS                   Win 95/PC
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS

      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          NT
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2               39           0
      2    999        42           4       T   PUBLIC LIBRARY                             Univac
      2    999        42           4       T   PUBLIC LIBRARY
      2    999        42           4       T   PUBLIC LIBRARY                             DOS
      2    999        42           4       T   PUBLIC LIBRARY                             UNIX
      2    999        42           4       T   PUBLIC LIBRARY                             win95
      2    999        42           4       T   PUBLIC LIBRARY
      2    999        42           4       T   PUBLIC LIBRARY                             DOS

                                     Page 3

      NON-IBM PARTITIONS
  1=Do               Planning             IBM
2=Not Do   Blue P   Partition  Cluster    Disp                Agency Name                           Appl Name
-----------------------------------------------------------------------------------------------------------------------------------
       2    999        42         4        T       PUBLIC LIBRARY                           Song Index/separate DB
       2               42         0
       2    999        43         4        T       COMMISSION ON THE ARTS AND HUMANITIES    Office Automation Tools
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS               Elite
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS               Keyfile for Office of Employee Appeals
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS               Word Perfect for DOS
       2    999        43         4        T       PUBLIC EMPLOYEE RELATIONS BOARD          Office Automation Tools
       2               43         0
       2    335        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT    Farnis 4.1
       2    334        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT    HR/Partner
       2    336        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT    Manakon
       2               44         0
       2    222        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS     SPSS
       2    223        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS     Student Information System
       2               45         0
       2    315        46         4                DC SPORTS COMMISSION - STARPLEX          SBT
       2    999        46         4        T       DC SPORTS COMMISSION - STARPLEX          Tiny Turn
       2               46         0
       2    271        47         4        V       OFFICE ON AGING                          Service Account Management Systems
       2               47         0
       2    308        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   ADM
       2    288        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   Alumni Package
       2    305        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   BRS
       2    307        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   CUFS
       2    306        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   FAS
       2    304        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   FRS
       2    310        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   LIB
       2    301        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   PAY
       2    302        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   PER
       2    309        48         4        T       UNIVERSITY OF THE DISTRICT OF COLUMBIA   SIS PLUS
       2    303        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   SRS
       2    300        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA   USE
       2               48         0
       2    323        49         4        T       D C ENERGY OFFICE                        DC Energy Hotline
       2    322        49         4        V       D C ENERGY OFFICE                        Kit Tracking Process
       2    313        49         4        V       D C ENERGY OFFICE                        Low Income Assistance Program
       2    312        49         4        V       D C ENERGY OFFICE                        Residential Conservation Assistance
       2    314        49         4        V       D C ENERGY OFFICE                        Utility Discount Program
       2               49
----------------------------------------------------------------------------------------------------------------------------------


                                                                                         Appl   Number
  1=Do               Planning           IBM                                             Lang 1    of
2=Not Do   Blue P   Partition  Cluster  Disp         Agency Name                         LOC    Programs    Appl Lang 1
-----------------------------------------------------------------------------------------------------------------------------------
       2    999        42        4       T    PUBLIC LIBRARY                               0         0
       2               42        0                                                                   0
       2    999        43        4       T    COMMISSION ON THE ARTS AND HUMANITIES        0         0
       2    999        43        4            OFFICE OF EMPLOYEE APPEALS                   0         0
       2    999        43        4            OFFICE OF EMPLOYEE APPEALS                   0         0
       2    999        43        4            OFFICE OF EMPLOYEE APPEALS                   0         0
       2    999        43        4       T    PUBLIC EMPLOYEE RELATIONS BOARD              0         0
       2               43        0                                                                   0
       2    335        44        4       T    WASHINGTON CONVENTION CENTER AUTHORIT        0         0
       2    334        44        4       T    WASHINGTON CONVENTION CENTER AUTHORIT        0         0
       2    336        44        4       T    WASHINGTON CONVENTION CENTER AUTHORIT        0         0
       2               44        0                                                                   0
       2    222        45        4       T    BOARD OF EDUCATION/DC PUBLIC SCHOOLS         0         0
       2    223        45        4       T    BOARD OF EDUCATION/DC PUBLIC SCHOOLS         0         0
       2               45        0                                                                   0
       2    315        46        4            DC SPORTS COMMISSION - STARPLEX              0         0
       2    999        46        4       T    DC SPORTS COMMISSION - STARPLEX              0         0
       2               46        0                                                                   0
       2    271        47        4       V    OFFICE ON AGING                              0         0
       2               47        0                                                                   0
       2    308        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    288        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    305        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    307        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    306        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    304        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    310        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    301        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    302        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    309        48        4       T    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    303        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2    300        48        4       V    UNIVERSITY OF THE DISTRICT OF COLUMBIA       0         0
       2               48        0                                                                   0
       2    323        49        4       T    D C ENERGY OFFICE                            0         0    FoxPro 2.0 (Visual Basic)
       2    322        49        4       V    D C ENERGY OFFICE                            0         0    FoxPro 2.0 (Visual Basic)
       2    313        49        4       V    D C ENERGY OFFICE                            0         0    FoxPro 2.0 (Visual Basic)
       2    312        49        4       V    D C ENERGY OFFICE                            0         0    FoxPro 2.0 (Visual Basic)
       2    314        49        4       V    D C ENERGY OFFICE                            0         0    FoxPro 2.0 (Visual Basic)
       2               49
----------------------------------------------------------------------------------------------------------------------------------


  1=Do               Planning             IBM
2=Not Do   Blue P   Partition  Cluster    Disp                Agency Name                           Platform
-----------------------------------------------------------------------------------------------------------------------------------
       2    999        42         4        T       PUBLIC LIBRARY                              DOS
       2               42         0
       2    999        43         4        T       COMMISSION ON THE ARTS AND HUMANITIES
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS                  Unix
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS                  Win 3.1
       2    999        43         4                OFFICE OF EMPLOYEE APPEALS                  DOS
       2    999        43         4        T       PUBLIC EMPLOYEE RELATIONS BOARD
       2               43         0
       2    335        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT       UNIX
       2    334        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT       NT
       2    336        44         4        T       WASHINGTON CONVENTION CENTER AUTHORIT       UNIX
       2               44         0
       2    222        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS        Unisys
       2    223        45         4        T       BOARD OF EDUCATION/DC PUBLIC SCHOOLS        VAX
       2               45         0
       2    315        46         4                DC SPORTS COMMISSION - STARPLEX             DOS
       2    999        46         4        T       DC SPORTS COMMISSION - STARPLEX             Unix
       2               46         0
       2    271        47         4        V       OFFICE ON AGING                             Win 95
       2               47         0
       2    308        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    288        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      N/A
       2    305        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    307        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    306        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    304        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    310        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    301        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    302        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    309        48         4        T       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    303        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2    300        48         4        V       UNIVERSITY OF THE DISTRICT OF COLUMBIA      MVS/ESA 4.2. MVS/SP 1.3.6, VM/ESA
       2               48         0
       2    323        49         4        T       D C ENERGY OFFICE                           DOS 6.2
       2    322        49         4        V       D C ENERGY OFFICE                           DOS 6.2
       2    313        49         4        V       D C ENERGY OFFICE                           DOS 6.2
       2    312        49         4        V       D C ENERGY OFFICE                           DOS 6.2
       2    314        49         4        V       D C ENERGY OFFICE                           DOS 6.2
       2               49
----------------------------------------------------------------------------------------------------------------------------------

                                 ATTACHMENT 2
                                 FIXED PRICE

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              LINES OF   NUMBER OF
           AGENCY                                      APPLICATION                                              CODE      PROGRAMS
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA      ALM                                                                 74,000        148
UNIVERSITY OF THE DISTRICT OF COLUMBIA      INV                                                                 74,000        148
UNIVERSITY OF THE DISTRICT OF COLUMBIA      PAR                                                                 74,000        148
UNIVERSITY OF THE DISTRICT OF COLUMBIA      SUP                                                                 74,000        148
DEPARTMENT OF PUBLIC WORKS                  Abandoned Vehicles                                                   4,000          8
DEPARTMENT OF PUBLIC WORKS                  Bid Tabulation System                                                8,974         18
DEPARTMENT OF PUBLIC WORKS                  Commercial Drivers License                                          40,000         80
DEPARTMENT OF PUBLIC WORKS                  Federal Aid Billing System                                          17,469         35
DEPARTMENT OF PUBLIC WORKS                  Labor Distribution System                                           20,555         41
DEPARTMENT OF PUBLIC WORKS                  Vehicle Usage                                                       20,996         42
DEPARTMENT OF PUBLIC WORKS                  807 Job Reports                                                      2,672          5
WASA                                        Material Maintenance                                                49,221         98
WASA                                        Technical Information Center Management                             72,000        144
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Complaint Tracking, Monitoring and Reporting System                100,000        200
DEPARTMENT OF HEALTH                        Vital Records (Birth/Death)                                         20,000         20
OFFICE OF FINANCIAL MANAGEMENT              1099 Miscellaneous Income                                           10,000         10
OFFICE OF FINANCIAL MANAGEMENT              District Wide Bank Reconciliation                                  340,000        340
OFFICE OF FINANCIAL MANAGEMENT              District Wide Check Writing                                         80,000         80
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System - FOCUS                                 40,000         80
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System/DC Controller's Financial Report        20,000         20
OFFICE OF FINANCIAL MANAGEMENT              Management Information Document System                              25,000         25
OFFICE OF FINANCIAL MANAGEMENT              Undeliverable Checks Sub-system                                     75,000        150
OFFICE OF PERSONNEL                         Biweekly PACS                                                       90,000         90
OFFICE OF PERSONNEL                         DCOP Correspondence Control System                                     600          1
OFFICE OF PERSONNEL                         Mainframe Reports                                                  100,000         50
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System                                      4,500,000      4,500
DEPARTMENT OF HEALTH                        Addiction Prevention & Recovery Administration                     200,000        400
DEPARTMENT OF HEALTH                        Occupational & Licensing Tracking System                            16,000         32
DEPARTMENT OF HEALTH                        Social Services Facilities Tracking System                           6,800         14
OFFICE OF CORPORATION COUNSEL               Child Support Enforcement                                          200,000        400
DEPARTMENT OF HEALTH                        Childhood Lead Poisoning Prevention Automated Registry                 745          1
DEPARTMENT OF HEALTH                        Immunizations                                                       11,000         22
DEPARTMENT RECREATION AND PARKS             Adult Sports Scheduling & Tracking System                              500          1
DEPARTMENT RECREATION AND PARKS             Correspondence Tracking System                                         200          0
DEPARTMENT RECREATION AND PARKS             Picnic Permit Tracking System                                          700          1
DEPARTMENT RECREATION AND PARKS             Recreation Financial Management System                               6,000         12
DEPARTMENT RECREATION AND PARKS             Volunteer Tracking System                                              500          1
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Alcoholic Beverage Control Licensing System                          3,850          8
DEPT OF CONSUMER AND REGULATORY AFFAIRS     BRA - Weights & Measures                                             2,400          5
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Corporate Tracking System                                           46,400         93
DEPT OF CONSUMER AND REGULATORY AFFAIRS     PMDCD Tracking System                                               58,200        116
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Certificate of Occupancy Subsystem                           150,000        300
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Compliance Subsystem                                         200,000        400
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Licensing Subsystem                                          500,000      1,000
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Permits Subsystem                                            300,000        600
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Property Subsystem                                           150,000        300
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Violations Control System                                          150,000        150
BOARD OF LABOR RELATIONS                    Contract Clause Search Pgm                                             500          1
DEPARTMENT OF EMPLOYMENT SERVICES           DOCU/Master Job Match                                              100,000        100
DEPARTMENT OF EMPLOYMENT SERVICES           Financial Accounting & Reporting System                              5,000          5
DEPARTMENT OF EMPLOYMENT SERVICES           Online Dictionary of Occupation                                      1,000          1
DEPARTMENT OF EMPLOYMENT SERVICES           Quality Control System                                               7,767          8
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTALS      8,050,049     10,601
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
           AGENCY                                      APPLICATION                                                 Language
----------------------------------------------------------------------------------------------------------------------------------
UNIVERSITY OF THE DISTRICT OF COLUMBIA      ALM                                                             Mark V
UNIVERSITY OF THE DISTRICT OF COLUMBIA      INV                                                             Mark V
UNIVERSITY OF THE DISTRICT OF COLUMBIA      PAR                                                             Mark IV
UNIVERSITY OF THE DISTRICT OF COLUMBIA      SUP                                                             Mark V
DEPARTMENT OF PUBLIC WORKS                  Abandoned Vehicles                                              MicroFocus COBOL
DEPARTMENT OF PUBLIC WORKS                  Bid Tabulation System                                           Microfocus COBOL
DEPARTMENT OF PUBLIC WORKS                  Commercial Drivers License                                      Microfocus COBOL 4.032
DEPARTMENT OF PUBLIC WORKS                  Federal Aid Billing System                                      Microfocus COBOL
DEPARTMENT OF PUBLIC WORKS                  Labor Distribution System                                       Microfocus COBOL 4.032
DEPARTMENT OF PUBLIC WORKS                  Vehicle Usage                                                   Microfocus COBOL
DEPARTMENT OF PUBLIC WORKS                  807 Job Reports                                                 dBaseIV
WASA                                        Material Maintenance                                            Information v21.1
WASA                                        Technical Information Center Management                         Clipper87
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Complaint Tracking, Monitoring and Reporting System             Natural 1.4
DEPARTMENT OF HEALTH                        Vital Records (Birth/Death)                                     COBOL II
OFFICE OF FINANCIAL MANAGEMENT              1099 Miscellaneous Income                                       COBOL
OFFICE OF FINANCIAL MANAGEMENT              District Wide Bank Reconciliation                               COBOL II
OFFICE OF FINANCIAL MANAGEMENT              District Wide Check Writing                                     COBOL
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System - FOCUS                             FOCUS
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System/DC Controller's Financial Report    COBOL II
OFFICE OF FINANCIAL MANAGEMENT              Management Information Document System                          COBOLII
OFFICE OF FINANCIAL MANAGEMENT              Undeliverable Checks Sub-system                                 FOCUS
OFFICE OF PERSONNEL                         Biweekly PACS                                                   COBOL
OFFICE OF PERSONNEL                         DCOP Correspondence Control System                              COBOL
OFFICE OF PERSONNEL                         Mainframe Reports                                               Easytrieve
OFFICE OF FINANCIAL MANAGEMENT              Financial Management System                                     COBOL
DEPARTMENT OF HEALTH                        Addiction Prevention & Recovery Administration                  AS-400 release 3.2
DEPARTMENT OF HEALTH                        Occupational & Licensing Tracking System                        PACE
DEPARTMENT OF HEALTH                        Social Services Facilities Tracking System                      PACE
OFFICE OF CORPORATION COUNSEL               Child Support Enforcement                                       BASIC
DEPARTMENT OF HEALTH                        Childhood Lead Poisoning Prevention Automated Registry          Clarion
DEPARTMENT OF HEALTH                        Immunizations                                                   Delphi
DEPARTMENT RECREATION AND PARKS             Adult Sports Scheduling & Tracking System                       Lotus Approach
DEPARTMENT RECREATION AND PARKS             Correspondence Tracking System                                  SCO UNIX C Compiler
DEPARTMENT RECREATION AND PARKS             Picnic Permit Tracking System                                   SCO UNIX C Compiler
DEPARTMENT RECREATION AND PARKS             Recreation Financial Management System                          SCO UNIX C Compiler
DEPARTMENT RECREATION AND PARKS             Volunteer Tracking System                                       Lotus Approach
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Alcoholic Beverage Control Licensing System                     PACE
DEPT OF CONSUMER AND REGULATORY AFFAIRS     BRA - Weights & Measures                                        PACE
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Corporate Tracking System                                       PACE
DEPT OF CONSUMER AND REGULATORY AFFAIRS     PMDCD Tracking System                                           PACE
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Certificate of Occupancy Subsystem                        Natural 1.4
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Compliance Subsystem                                      Natural 1.4
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Licensing Subsystem                                       Natural 1.4
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Permits Subsystem                                         Natural 1.4
DEPT OF CONSUMER AND REGULATORY AFFAIRS     TMR - Property Subsystem                                        Natural 1.4
DEPT OF CONSUMER AND REGULATORY AFFAIRS     Violations Control System                                       COBOL
BOARD OF LABOR RELATIONS                    Contract Clause Search Pgm                                      PC REXX
DEPARTMENT OF EMPLOYMENT SERVICES           DOCU/Master Job Match                                           COBOL
DEPARTMENT OF EMPLOYMENT SERVICES           Financial Accounting & Reporting System                         COBOL II
DEPARTMENT OF EMPLOYMENT SERVICES           Online Dictionary of Occupation                                 COBOL
DEPARTMENT OF EMPLOYMENT SERVICES           Quality Control System                                          COBOL

----------------------------------------------------------------------------------------------------------------------------------

                       APPLICATIONS WITHOUT LINES OF CODE


                AGENCY                                    APPLICATIONS WITH ZERO LoC ENTRIES                  LANGUAGE IF KNOWN
-----------------------------------------------------------------------------------------------------------------------------------
BOARD OF EDUCATION / DC PUBLIC SCHOOLS          Student Information System
BOARD OF EDUCATION / DC PUBLIC SCHOOLS          SPSS
BOARD OF ELECTIONS AND ETHICS                   Ballot Tabulation                                         BASIC
BOARD OF ELECTIONS AND ETHICS                   Voter Registration                                        BASIC
CHIEF PROCUREMENT OFFICER/OPP                   N/A
COMMISSION ON JUDICIAL DISABILITIES AND TENURE  Office Automataion Tools                                  N/A
COMMISSION ON THE ARTS AND HUMANITIES           Office Automation Tools
COUNCIL OF THE DISTRICT OF COLUMBIA             Legislative Tracking System                               MS Access
COUNCIL OF THE DISTRICT OF COLUMBIA             Personnel Management System                               MS Access
D.C. ENERGY OFFICE                              DC Energy Hotline                                         FoxPro 2.0 (Visual Basic)
D.C. ENERGY OFFICE                              Kit Tracking Process                                      FoxPro 2.0 (Visual Basic)
D.C. ENERGY OFFICE                              Low Income Assistance Program                             FoxPro 2.0 (Visual Basic)
D.C. ENERGY OFFICE                              Residential Conservation Assistance                       FoxPro 2.0 (Visual Basic)
D.C. ENERGY OFFICE                              Utility Discount Program                                  FoxPro 2.0 (Visual Basic)
DC DEPARTMENT OF RECREATION AND PARKS           Child Tracking System                                     Unknown
DC DEPARTMENT OF RECREATION AND PARKS           Aquatic Tracking System                                   Vendor COTS
DC SPORTS COMMISSION - STARPLEX                 Tiny Turn
DC SPORTS COMMISSION - STARPLEX                 SBT
DEPARTMENT OF ADMINISTRATIVE SERVICES           Fuel Oil, Lubricants, Steam                               Dbase
DEPARTMENT OF ADMINISTRATIVE SERVICES           Washington Gas                                            Dbase
DEPARTMENT OF ADMINISTRATIVE SERVICES           KEYFILE                                                   Oracle & KeyFile Database
DEPARTMENT OF ADMINISTRATIVE SERVICES           Procurement Management Information System                 Oracle & KeyFile Database
DEPARTMENT OF ADMINISTRATIVE SERVICES           Correspondence
DEPARTMENT OF ADMINISTRATIVE SERVICES           Electric Bills
DEPARTMENT OF EMPLOYMENT SERVICES               District Online Compensation System
DEPARTMENT OF EMPLOYMENT SERVICES               District Unemployment Tax Automated System
DEPARTMENT OF EMPLOYMENT SERVICES               America Workforce System
DEPARTMENT OF EMPLOYMENT SERVICES               ES202
DEPARTMENT OF HEALTH                            SHPDA                                                     RPG
DEPARTMENT OF HEALTH                            Sexually Transmitted Diseases *Management Info System     Clipper
DEPARTMENT OF HEALTH                            DC Linkage and Tracking System                            Fox Pro
DEPARTMENT OF HEALTH                            Bureau of Injury&Disability Program/DC Linkage&Tracking   FoxPro for DOS
                                                  Syst
DEPARTMENT OF HEALTH                            TB Patient Register                                       Opal
DEPARTMENT OF HEALTH                            DC Monitoring and Obstetrical and Monitoring System       R-Base
DEPARTMENT OF HEALTH                            Electronic Birth Certificate
DEPARTMENT OF HEALTH                            KEYMASTER
DEPARTMENT OF HEALTH                            Rocky Mountain Cancer Data System
DEPARTMENT OF PUBLIC WORKS                      Maintenance Planning & Inventory                          Advanced Revelations
DEPARTMENT OF PUBLIC WORKS                      Super Can Tracking System                                 Clipper dBase III
DEPARTMENT OF PUBLIC WORKS                      Litter Control Management System                          Clipper dBaseIII
DEPARTMENT OF PUBLIC WORKS                      Service Request Tracking                                  Clipper87
DEPARTMENT OF PUBLIC WORKS                      Motor Vehicle Registration System                         Clipper87 dBase III
DEPARTMENT OF PUBLIC WORKS                      Personnel                                                 dBase III
DEPARTMENT OF PUBLIC WORKS                      Procurement                                               dBase III
DEPARTMENT OF PUBLIC WORKS                      Vector Control Tracking System                            dBase III
DEPARTMENT OF PUBLIC WORKS                      Voucher Program Commercial Plan                           dBase III
DEPARTMENT OF PUBLIC WORKS                      Warehouse Tracking                                        dBase III
-----------------------------------------------------------------------------------------------------------------------------------

                                  APPLICATIONS WITHOUT LINES OF CODE

                    AGENCY                          APPLICATIONS WITH ZERO LoC ENTRIES           LANGUAGE IF KNOWN
-----------------------------------------------------------------------------------------------------------------------
DEPARTMENT OF PUBLIC WORKS                       Overhead Distribution System                 Microfocus COBOL
DEPARTMENT OF PUBLIC WORKS                       Solid Waste Billing                          Microfocus COBOL
DEPARTMENT OF PUBLIC WORKS                       Alert Center Service Request Tracking
DEPARTMENT OF PUBLIC WORKS                       Bayscale Disposal Management System
DEPARTMENT OF PUBLIC WORKS                       MISTREE
DEPARTMENT OF PUBLIC WORKS                       Snow Program
DEPARTMENT OF PUBLIC WORKS                       Street Inventory System
EXEC. OFFICE OF THE MAYOR                        Key File
EXEC. OFFICE OF THE MAYOR                        Mayor's Schedule System
FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFFICER     Legislative Data Base and Mail Log
FINANCIAL AUTHORITY/CHIEF MANAGEMENT OFFICER     Mail Log
JUDICIAL NOMINATION COMMISSION                   Office Automation Tools
OFFICE OF CAMPAIGN FINANCE                       Financial Disclosure Information System      Oracle 7.34
OFFICE OF CAMPAIGN FINANCE                       Inventory Tracking System                    Oracle 7.34
OFFICE OF CAMPAIGN FINANCE                       Lobbyist Information Subsystem               Oracle 7.34
OFFICE OF CAMPAIGN FINANCE                       Mail Control Tracking System                 Oracle 7.34
OFFICE OF CAMPAIGN FINANCE                       Public Information & Records Management      Oracle 7.34
OFFICE OF CAMPAIGN FINANCE                       Receipts & Expen. Information System         Oracle 7.34
OFFICE OF COMMUNICATIONS                         Office Automation Tools
OFFICE OF EMPLOYEE APPEALS                       Elite
OFFICE OF EMPLOYEE APPEALS                       Keyfile for Office of Employee Appeals
OFFICE OF EMPLOYEE APPEALS                       Word Perfect for DOS
OFFICE OF EXECUTIVE SECRETARY                    Office Automation Tools
OFFICE OF GRANTS MANAGEMENT                      Grants Management Information System         Lotus Notes/Dominoes4.5
OFFICE OF INTERGOVERNMENTAL RELATIONS            Office Automation Tools
OFFICE OF PERSONNEL                              RIFRUNNER                                    'C'
OFFICE OF PERSONNEL                              DC Government Annual leave bank              Access
OFFICE OF PERSONNEL                              Benefit Reconciliation System                Clipper
OFFICE OF PERSONNEL                              Management Training System                   MS Access
OFFICE OF PERSONNEL                              Document Management I.S.                     Visual Basic 5.0
OFFICE OF THE DISTRICT OF COLUMBIA AUDITOR       ACL                                          N/A
OFFICE OF THE BUDGET                             Capital & Operating Budget Reports           MS Access
OFFICE OF THE CHIEF FINANCIAL OFFICER            Office Automation Tools
OFFICE OF THE CITY ADMINISTRATOR                 Correspondence Tracking System               Lotus Notes
OFFICE OF THE INSPECTOR GENERAL                  Office Automation Tools
OFFICE OF THE PEOPLE'S COUNSEL                   Office Automation Tools
OFFICE ON AGING                                  Service Account Management Systems
PUBLIC EMPLOYEE RELATIONS BOARD                  Office Automation Tools
PUBLIC LIBRARY                                   GEAC LIBS 100+
PUBLIC LIBRARY                                   Acquisition System
PUBLIC LIBRARY                                   ARCVIEW/separate DB
PUBLIC LIBRARY                                   Collection DC/Separate DB
PUBLIC LIBRARY                                   Government Documents
PUBLIC LIBRARY                                   READS
PUBLIC LIBRARY                                   Serials List
PUBLIC LIBRARY                                   Song Index/separate DB
SUPERIOR COURT OF THE DISTRICT OF COL            Adult Probation Records Access System
-----------------------------------------------------------------------------------------------------------------------

                                         Page 2

                    AGENCY                          APPLICATIONS WITH ZERO LoC ENTRIES           LANGUAGE IF KNOWN
-----------------------------------------------------------------------------------------------------------------------
SUPERIOR COURT OF THE DISTRICT OF COL            Transaction Data Management System
UNIVERSITY OF THE DISTRICT OF COLUMBIA           CDS                                          Mark V
UNIVERSITY OF THE DISTRICT OF COLUMBIA           ADM
UNIVERSITY OF THE DISTRICT OF COLUMBIA           BRS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           CUFS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           FAS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           FRS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           LIB
UNIVERSITY OF THE DISTRICT OF COLUMBIA           PAY
UNIVERSITY OF THE DISTRICT OF COLUMBIA           PER
UNIVERSITY OF THE DISTRICT OF COLUMBIA           SIS PLUS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           SRS
UNIVERSITY OF THE DISTRICT OF COLUMBIA           USE
UNIVERSITY OF THE DISTRICT OF COLUMBIA           Alumni Package
WASA                                             Scale Management System                      Clipper
WASA                                             System 62                                    Clipper87
WASA                                             Personnel Tracking & Employee Management     dBase III
WASA                                             Waster Water Management                      Powerbuilder
WASA                                             Human Resources Staffing Pattern
WASHINGTON CONVENTION CENTER AUTHORITY           Famis 4.1
WASHINGTON CONVENTION CENTER AUTHORITY           Manakon
WASHINGTON CONVENTION CENTER AUTHORITY           HR/Partner
-----------------------------------------------------------------------------------------------------------------------

                                         Page 3

[logo]


22 June 1999


Office of Chief Technology Officer
441 4th Street, NW, Room 930S
Washington, DC 20001

Attention:     Vivek Kumar

Subject: P/N No. T00C9 122720, Assessment, Remediation of Y2K Applications for the Government of the District of Columbia

Attachments:   (a)   Schedule of Prices
               (b)   Titan Proposal BP03-001, Time and Material Rates, 12 May
                     1999
               (c)   Titan Proposal BP03-002, Pre-Test Scanning, 17 June 1999
               (d)   Titan Proposal BP03-003, Pre-Renovation Scanning, 22 June
                     1999
               (e)   Titan Proposal BP03-004, Clean Management, 22 June 1999
               (f)   Titan Proposal BP03-005, Renovation Only, 22 June 1999

Dear Mr. Kumar:

Titan Software Systems Corporation is pleased to forward the above listed proposals at the request of the Office of the Chief Technology Officer.

After several discussions between Titan, Cap Gemini and the Office of the CTO, it has become necessary to provide a range of pricing options for the effort required under the subject contract.

Attachment (a) is a summary of the prices as provided in Attachments (b) through (f). It is essential that these prices be included in a modification to the subject purchase order.

Attachment (b) was provided to your office on 12 May 1999 to encompass a Time and Materials effort for the coordination of Project Management Activities with the IBM Project Office. This will also allow the DC Government CTO to issue task orders for ad hoc tasking within the scope of the Y2K contract effort.

Attachment (c) was provided to your office on 17 June 1999 for Pre-Test Scanning in support of the DC Government's Year 2000 checking and testing efforts. Titan will provide Pre-Test Scanning tools and services for the DC Government's source inventory.

Attachment (d) is provided herein for your review and approval for Pre-Renovation Scanning in support of the DC Government's Year 2000 checking and testing efforts. Titan will provide Smart Error Message Pre-Renovation Scanning tools and services for the DC Government's source inventory.

Attachment (e) is provided herein for your review and approval for Clean Management activities in support of the DC Government's Year 2000 checking and testing efforts. Titan will provide Clean Management tools and services for the DC Government's source inventory.

Attachment (f) is provided herein for your review and approval for Renovation Only activities in support of the DC Government's Year 2000 checking and testing efforts.

Should you require any additional information, please contact the undersigned at (703) 758-5637.

Sincerely,


  /s/  Peggy A. Owens
Peggy A. Owens
Business Manager


Copy to:
Mary Ellen Hanley, OCTO
Suzanne Peck, OCTO
Melvin York, Y2K Project Manager

                                  ATTACHMENT NO. 1
                        SCHEDULE OF SUPPLIES AND SERVICES

     P/N T00C9 122720, ASSESSMENT, REMEDIATION OF Y2K APPLICATIONS FOR THE
                      GOVERNMENT OF THE DISTRICT OF COLUMBIA


CLIN    DESCRIPTION                                   PRICE
-----------------------------------------------------------------
1000    BASIC CONTRACT LINE OF CODE PRICES
1001    Renovate And Test (Mainframe)                 [...***...]
1002    Test Only (Mainframe)                         [...***...]
1003    Renovate And Test (Other Code)                [...***...]

2000    TIME AND MATERIALS RATES
2001    Program Management                            [...***...]
2002    Chief Software Engineer                       [...***...]
2003    Chief Analyst                                 [...***...]
2004    Senior Software Engineer                      [...***...]
2005    Senior Engineer                               [...***...]
2006    Senior Analyst                                [...***...]
2007    Software Engineer III                         [...***...]
2008    Technical Support IV                          [...***...]
2009    Director                                      [...***...]
2010    Senior Technical Solution Arch.               [...***...]
2011    Project Management                            [...***...]
2012    Technical Solution Arch.                      [...***...]
2013    Team Lead                                     [...***...]
2014    Programmer Analyst                            [...***...]
2015    Quality Assurance                             [...***...]
2016    Administration                                [...***...]

3000    PRE-TEST SCAN
3001    COBOL, PL1, MICROFOCUS COBOL, MVS
        NATURAL, EASYTRIEVE PLUS, FOCUS               [...***...]
3002    All Other Languages (Including
        PC Based Applications)                        [...***...]

4000    PRE-RENOVATION SCANNING
4001    Pre-Renovation Scanning                       [...***...]

5000    CLEAN MANAGEMENT
5001    Clean Management                              [...***...]

6000    RENOVATION ONLY
6001    Renovation                                    [...***...]


                     *CONFIDENTIAL TREATMENT REQUESTED

                              TITAN PROPOSAL BP03-001

                                TIME AND MATERIALS

[LOGO]


12 May 1999



Office of the Chief Technology Officer
One Judiciary Square
441 4th Street, NW
Washington, DC 20001

Attention:    Vivek Kumar
              Contracting Officer

Subject: Titan Proposal No. BP03-001, Inventory/Test Preparation Validation Services

Dear Mr. Kumar:

Titan Software Systems Corporation is pleased to submit our proposal for Inventory/Test Preparedness Validation Services in Support of Government of the District of Columbia Office of the Chief Technology Officer. Our proposal is submitted based on Time and Materials basis and shall remain valid for a period of sixty (60) days from submission.

Our proposal consists of two parts:

              Part I - Technical Proposal
              Part II - Price Proposal


Questions of a technical nature should be addressed to Mr. Michael Walker at
(703) 758-6509. Questions of a contractual nature, as well as contract negotiations, should be addressed to Ms. Peggy Owens at (703) 758-5637 or by fax at (703) 758-6542.

Sincerely,

/s/ Peggy A. Owens

Peggy A. Owens
Business Manager







------------------------------------------------------------------------------
600 Maryland Avenue, S.W., Suite 450, Washington, D.C. 20024    (202) 484-1400

[LOGO]


                           TIME AND MATERIALS

                            PROPOSAL FOR THE

                GOVERNMENT OF THE DISTRICT OF COLUMBIA

                OFFICE OF THE CHIEF TECHNOLOGY OFFICER


                      PART I - TECHNICAL PROPOSAL




                              12 MAY 1999



                      TITAN PROPOSAL NO. BP03-001



------------------------------------------------------------------------------
THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT OF THE DISTRICT OF COLUMBIA AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED - IN WHOLE OR IN PART - FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF, HOWEVER, A CONTRACT IS AWARDED TO THIS
OFFEROR AS A RESULT OF - OR IN CONNECTION WITH - THE SUBMISSION OF THIS DATA, THE GOVERNMENT OF THE DISTRICT OF COLUMBIA SHALL HAVE THE RIGHT TO DUPLICATE, USE OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THE DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION ARE CONTAINED IN ALL PAGES OF OUR PROPOSAL.
------------------------------------------------------------------------------

TECHNICAL PROPOSAL FOR THE GOVERNMENT OF THE DISTRICT OF COLUMBIA FOR YEAR 2000 INVENTORY/TEST PREPAREDNESS VALIDATION SERVICES


The District of Columbia Office of the Chief Technology Officer is responsible for ensuring that the Information Technology (IT) systems in the District government are Year 2000 (Y2K) ready. As a result of a completed assessment of the Government of the district of Columbia, Office of Chief Technology's (hereinafter referred to as "Client") IT Remediation and testing status, the Client has identified a requirement for implementation services to assist in the Client's Y2K readiness initiative and has issued a Task Order for these services. The Titan Corporation ("Titan") with its sub-contractor, Cap Gemini America LLC. ("Cap Gemini"), is pleased to respond to this Task Order and hereby submits this Technical Proposal to provide the required/requested services.


EXECUTIVE SUMMARY:

Titan and Cap Gemini believe that the Client requires an efficient and proven process to address Year 2000 issues. Titan has selected an approach to support the Client's Year 2000 goal of ensuring that the impact of the IT systems delivery on the Client's services is minimal, and the associated potential negative legal and economic impacts are minimized. This approach responds to the objective of the Client's Task Order for acquiring professional services to provide support in performing IT assessment, remediation, testing, and Project Management support services. The Client's staff provided in Attachment 1, Non-IBM Partitions, applications to be included in this work effort. The Client's staff also recognizes the need to validate the inventory provided in Attachment 1, Non-IBM Partitions, conduct analyses of various test environments to determine readiness of DC data centers to support application testing, and to make test site recommendations. These activities are required to support Year 2000 assessment, renovation, and testing efforts. This proposal addresses inventory validation and testing preparedness.

Titan will conduct a series of interviews with the cognizant District Year 2000 Managers and District agency representatives to ascertain the current status of the systems identified in the inventory. This effort will be performed on a Time and Materials (T&M) basis. The results of the validation effort will be used as the baseline for the effort proposed in Titan Proposal BPO3.


TIME AND MATERIALS (T&M):

This Technical Proposal provides for the coordination of Project Management Activities with the IBM Project Office. This will be performed by Titan and will include planning, monitoring, and reporting on the inventory validation and test site activities. In addition to coordinating efforts with IBM, Titan will coordinate the effective integration of the activities performed by Cap Gemini and Titan and any third party vendors required in the performance of this Task Order. This active coordination will ensure that a common methodology is maintained across the entire IT portfolio for which Titan is responsible.

Deliverables for this activity will include:

-   Daily, weekly, and monthly reports that measure and track progress.

- Weekly status meetings conducted with the District and IBM Project Teams to review status.

- Project communications prepared using Lotus Notes. The DC Government will provide software and training.

-   Completed Y2K inventory validation report.

-   Updated IT Project Test Site Matrix.

-   Test requirements summary.


ASSUMPTIONS:

In order to respond to the Client's Task Order, Titan made the following assumptions:

- The Client-provided Attachment 1 titled Non-IBM Partitions forms the basis for this proposal.

- Subject Matter Experts (SMEs) will be available from the DC Government to provide accurate data regarding the systems identified in the inventory.


SCOPE:

The Titan Project Team proposes to support the District's Year 2000 effort on a time and materials basis for the validation of the Year 2000 inventory.

The Titan Team understands that the DC Government has a significant inventory consisting of approximately 170 programs distributed across approximately 45 agencies. Understanding the stringent requirements and time constraints, the Team is proposing an accelerated approach to addressing the Year 2000 challenges in the District. The Team will interview the District's Year 2000 Managers and the IBM Cluster Managers to ascertain their understanding of the inventory and compile relevant background information and documentation. The Team will coordinate interviews of the agency application owners to validate the inventory and where possible begin the process of extracting applications for assessment and renovation. The Team will report its inventory findings to the cognizant District Manager and include the updated inventory data in the Year 2000 Program Office database.

For those applications which are determined to have an inventory disposition of needing Test only, or RVI (Renovation, Validation and Implementation) support, Titan will provide test environment analyses resulting in a completed IT Project Test Site Matrix, and a data center testing requirements summary. The format and content or the matrix and data center testing requirements will follow the format established by IBM.


ROLES AND RESPONSIBILITIES:

The goal of validating the Year 2000 inventory can only be realized through coordination and cooperation of the parties. To ensure that there is no duplication of efforts or missing elements to thwart this goal, the roles and responsibilities for each are outlined below.


TITAN TEAM RESPONSIBILITIES:

The Titan Team will support the District by:

- Providing Project Management across the spectrum of tasks to be performed throughout the period of performance.


CLIENT RESPONSIBILITIES:

The Client will:

- Assure participation of Titan and Cap Gemini in the Client's weekly status meetings.

- Provide Subject Matter Experts (SMEs) knowledgeable of the applications, file structures, and data to provide information on the system inventory.


NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-------------------------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     ALM
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     CDS
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     INV
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     PAR
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA     SUP
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Abandoned Vehicles
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Bid Tabulation System
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Commercial Drivers License
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Federal Aid Billing System
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Labor Distribution System
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Overhead Distribution System
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Solid Waste Billing
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS                 Vehicle Usage
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS                 807 Job Reports
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Alert Center Service Request Tracking
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Bayscale Disposal Management System
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Litter Control Management System
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Maintenance Planning & Inventory
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 MISTREE
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Motor Vehicle Registration System
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Personnel
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Procurement
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Service Request Tracking
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Snow Program
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Street Inventory System
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Super Can Tracking System
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Vector Control Tracking System
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Voucher Program Commercial Plan
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS                 Warehouse Tracking
      2      72        12          2        B   WASA                                       Human Resources Staffing Pattern
      2      70        12          2        B   WASA                                       Material Maintenance
      2      71        12          2        B   WASA                                       Personnel Tracking & Employee Management
      2      75        12          2        B   WASA                                       Scale Management System
      2      69        12          2        B   WASA                                       System 62
      2      74        12          2        B   WASA                                       Technical Information Center Management
      2      73        12          2        B   WASA                                       Waster Water Management
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAIR     Complaint Tracking, Monitoring and
                                                                                           Reporting System
      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                       Vital Records (Birth/Death)
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             1099 Miscellaneous Income
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Bank Reconciliation
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             District Wide Check Writing
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System - FOCUS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Financial Management System/DC
                                                                                           Controller's Financial Rep
      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Management Information Document System
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT             Undeliverable Checks Sub-system
      2     201        30          4        T   OFFICE OF PERSONNEL                        Biweekly PACS
      2     200        30          4        T   OFFICE OF PERSONNEL                        DCOP Correspondence Control System
      2     199        30          4        T   OFFICE OF PERSONNEL                        Mainframe Reports




NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do              Planning             IBM                                           Appl Lang 1   Number of
2=Not Do  Blue P  Partition  Cluster   Disp               Agency Name                    LOC        Programs
-------------------------------------------------------------------------------------------------------------------------------
      2    320        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2    321        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA        0             0    Mark V
      2    319        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2    299        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark IV
      2    325        8         4        B  UNIVERSITY OF THE DISTRICT OF COLUMBIA   74,000           148    Mark V
      2               8         0                                                                     592
      2    109       10         4        B  DEPARTMENT OF PUBLIC WORKS                4,000             8
      2    142       10         4        B  DEPARTMENT OF PUBLIC WORKS                8,974            18    Microfocus COBOL
      2    140       10         4        B  DEPARTMENT OF PUBLIC WORKS               40,000            80    Microfocus COBOL 4.032
      2    146       10         4        B  DEPARTMENT OF PUBLIC WORKS               17,469            35    Microfocus COBOL
      2    161       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,555            41    Microfocus COBOL 4.032
      2    163       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    141       10         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Microfocus COBOL
      2    164       10         4        B  DEPARTMENT OF PUBLIC WORKS               20,996            42    Microfocus COBOL
      2              10         0                                                                     224
      2    162       12         4        B  DEPARTMENT OF PUBLIC WORKS                2,672             5    dBase IV
      2    178       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    179       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0
      2    173       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBASE III
      2    165       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Advanced Revelations
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    143       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0    Clipper87 dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    177       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper 87
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    999       12         4        B  DEPARTMENT OF PUBLIC WORKS                                  0
      2    175       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    Clipper dBase III
      2    172       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    174       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2    176       12         4        B  DEPARTMENT OF PUBLIC WORKS                    0             0    dBase III
      2     72       12         2        B  WASA                                          0             0
      2     70       12         2        B  WASA                                     49,221            98    Information v21.1
      2     71       12         2        B  WASA                                          0             0    dBase III
      2     75       12         2        B  WASA                                          0             0    Clipper
      2     69       12         2        B  WASA                                          0             0    Clipper87
      2     74       12         2        B  WASA                                     72,000           144    Clipper87
      2     73       12         2        B  WASA                                          0             0    Powerbuilder
      2              12         0                                                                     248
      2    258       15         3        B  DEPT OF CONSUMER AND REGULATORY AFFAIR  100,000           200    Natural 1.4
      2              15         0                                                                     200
      2    191       30         1        T  DEPARTMENT OF HEALTH                     20,000            20    COBOL II
      2    147       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           10,000            10    COBOL
      2    148       30         1        T  OFFICE OF FINANCIAL MANAGEMENT          340,000           340    COBOL II
      2    111       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           80,000            80    COBOL
      2    112       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           40,000            80    FOCUS
      2    167       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           20,000            20    COBOL II
      2    110       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           25,000            25    COBOL II
      2    166       30         1        T  OFFICE OF FINANCIAL MANAGEMENT           75,000           150    FOCUS
      2    201       30         4        T  OFFICE OF PERSONNEL                      90,000            90    COBOL
      2    200       30         4        T  OFFICE OF PERSONNEL                         600             1    COBOL
      2    199       30         4        T  OFFICE OF PERSONNEL                                         0    Easytrieve



NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                     Platform
-------------------------------------------------------------------------------------------------------------
      2     320         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     321         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     319         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     299         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2     325         8          4        B   UNIVERSITY OF THE DISTRICT OF COLUMBIA   IBM Mainframe
      2                 8          0
      2     109        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     142        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     140        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     146        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     161        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     163        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     141        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     164        10          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2                10          0
      2     162        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     178        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     179        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     173        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     165        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     143        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     177        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     999        12          4        B   DEPARTMENT OF PUBLIC WORKS
      2     175        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     172        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     174        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2     176        12          4        B   DEPARTMENT OF PUBLIC WORKS               Pentium DOS 6.0
      2      72        12          2        B   WASA                                     Windows
      2      70        12          2        B   WASA                                     Primo
      2      71        12          2        B   WASA                                     Windows
      2      75        12          2        B   WASA                                     DOS
      2      69        12          2        B   WASA                                     Windows
      2      74        12          2        B   WASA                                     DOS
      2      73        12          2        B   WASA                                     Windows
      2                12          0
      2     258        15          3        B   DEPT OF CONSUMER AND REGULATORY AFFAIR   Vax 8200
      2                15          0
      2     191        30          1        T   DEPARTMENT OF HEALTH                     MVS
      2     147        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     148        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     111        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     112        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     167        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     110        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     166        30          1        T   OFFICE OF FINANCIAL MANAGEMENT           MVS
      2     201        30          4        T   OFFICE OF PERSONNEL                      MVS
      2     200        30          4        T   OFFICE OF PERSONNEL                      MVS
      2     199        30          4        T   OFFICE OF PERSONNEL                      MVS

                                    Page 1


NON-IBM PARTITIONS
-------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
-------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                      RIFRUNNER
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL    Adult Probation Records Access System
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL    Transaction Data Management System
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT           Financial Management System
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS            Ballot Tabulation
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS            Voter Registration
      2    192       32            1        T   DEPARTMENT OF HEALTH                     Addiction Prevention & Recovery
                                                                                         Administration
      2    193       32            1        T   DEPARTMENT OF HEALTH                     Occupational & Licensing Tracking System
      2    180       32            1        T   DEPARTMENT OF HEALTH                     SHPDA
      2    194       32            1        T   DEPARTMENT OF HEALTH                     Social Services Facilities Tracking System
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        Child Support Enforcement
      2              32            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Procurement Management Information System
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE               Financial Disclosure Information System
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE               Inventory Tracking System
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE               Lobbyist Information Subsystem
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE               Mail Control Tracking System
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE               Public Information & Records Management
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE               Receipts & Expen. Information System
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR  N/A
      2    999       34            1        V   COMMISSION ON JUDICIAL DISABILITIES AND
                                                TE                                       Office Automation Tools
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Legislative Tracking System
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA      Personnel Management System
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES    Correspondence
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Electric Bills
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Fuel Oil, Lubricants, Steam
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    KEYFILE
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES    Washington Gas
      2    212       34            1        T   DEPARTMENT OF HEALTH                     Bureau of Injury & Disability Program/DC
                                                                                         Linkage & Tracking Sy
      2    210       34            1        T   DEPARTMENT OF HEALTH                     Childhood Lead Poisoning Prevention
                                                                                         Automated Registry
      2    211       34            1        T   DEPARTMENT OF HEALTH                     DC Linkage and Tracking System
      2    196       34            1        T   DEPARTMENT OF HEALTH                     DC Monitoring and Obstetrical and
                                                                                         Monitoring System
      2    195       34            1        T   DEPARTMENT OF HEALTH                     Electronic Birth Certificate
      2    218       34            1        T   DEPARTMENT OF HEALTH                     Immunizations
      2    197       34            1        T   DEPARTMENT OF HEALTH                     KEYMASTER
      2    189       34            1        T   DEPARTMENT OF HEALTH                     Rocky Mountain Cancer Data System
      2    190       34            1        T   DEPARTMENT OF HEALTH                     Sexually Transmitted Disease Management
                                                                                         Info System
      2    217       34            1        T   DEPARTMENT OF HEALTH                     TB Patient Register
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                Key File
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                Mayor's Schedule System
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Legislative Data Base and Mail Log
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF  Mail Log
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION           Office Automation Tools
      2    999       34            1            OFFICE OF COMMUNICATIONS                 Office Automation Tools
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY            Office Automation Tools
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT              Grants Management Information System
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS    Office Automation Tools
      2    202       34            1        T   OFFICE OF PERSONNEL                      Benefit Reconciliation System
      2    204       34            1        T   OFFICE OF PERSONNEL                      DC Government Annual leave bank
      2    205       34            1        T   OFFICE OF PERSONNEL                      Document Management I S





NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM                                          Appl Lang 1  Number of
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                 LOC       Programs      Appl Lang 1
----------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                                         0    'C'
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL          0            0
      2              30            0                                                                      816
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT         4,500,000        4,500    COBOL
      2              31            0                                                                    4,500
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS                  0            0    BASIC
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS                  0            0    BASIC
      2    192       32            1        T   DEPARTMENT OF HEALTH                     200,000          400    AS-400 release 3.2
      2    193       32            1        T   DEPARTMENT OF HEALTH                      16,000           32    PACE
      2    180       32            1        T   DEPARTMENT OF HEALTH                           0            0    RPG
      2    194       32            1        T   DEPARTMENT OF HEALTH                       6,800           14    PACE
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL        200,000          400    BASIC
      2              32            0                                                                      846
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES                       0    Oracle & KeyFile
                                                                                                                 Database
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                     0            0    Oracle 7.34
      2              33            0                                                                        0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR        0            0
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND
                                                TE                                             0            0    N/A
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA            0            0    MS Access
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Oracle & KeyFile
                                                                                                                 Database
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES          0            0    Dbase
      2    212       34            1        T   DEPARTMENT OF HEALTH                           0            0    FoxPro for DOS
      2    210       34            1        T   DEPARTMENT OF HEALTH                         745            1    Clarion
      2    211       34            1        T   DEPARTMENT OF HEALTH                           0            0    Fox Pro
      2    196       34            1        T   DEPARTMENT OF HEALTH                           0            0    R-Base
      2    195       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    218       34            1        T   DEPARTMENT OF HEALTH                      11,000           22    Delphi
      2    197       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    189       34            1        T   DEPARTMENT OF HEALTH                           0            0
      2    190       34            1        T   DEPARTMENT OF HEALTH                           0            0    Clipper
      2    217       34            1        T   DEPARTMENT OF HEALTH                           0            0    Opal
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                      0            0
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                      0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF        0            0
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                 0            0
      2    999       34            1            OFFICE OF COMMUNICATIONS                       0            0
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY                  0            0
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT                    0            0    Lotus Notes/
                                                                                                                 Dominoes 4.5
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS          0            0
      2    202       34            1        T   OFFICE OF PERSONNEL                                         0    Clipper
      2    204       34            1        T   OFFICE OF PERSONNEL                                         0    Access
      2    205       34            1        T   OFFICE OF PERSONNEL                                         0    Visual Basic 5.0



NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                              Platform
----------------------------------------------------------------------------------------------------------------------------------
      2    182       30            4        T   OFFICE OF PERSONNEL                           MVS
      2    287       30            1        ?   SUPERIOR COURT OF THE DISTRICT OF COL
      2    297       30            1        V   SUPERIOR COURT OF THE DISTRICT OF COL         MVS
      2              30            0
      2    113       31            1        T   OFFICE OF FINANCIAL MANAGEMENT
      2              31            0
      2    289       32            1        V   BOARD OF ELECTIONS AND ETHICS               IBM RISC 6000/Operating System IBM
      2    290       32            1        V   BOARD OF ELECTIONS AND ETHICS               IBM RISC 6000/Operating System IBM
      2    192       32            1        T   DEPARTMENT OF HEALTH                          AS/400
      2    193       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    180       32            1        T   DEPARTMENT OF HEALTH                          AS400
      2    194       32            1        T   DEPARTMENT OF HEALTH                          WANG
      2    269       32            1        T   OFFICE OF THE CORPORATION COUNSEL             UNIX - Sequent 5000 Dual 100 MHZ C
      2              32            0
      2    181       33            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES
      2    328       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    326       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    329       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    331       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    330       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2    327       33            1        T   OFFICE OF CAMPAIGN FINANCE                    Novell 3 x
      2              33            0
      2    999       34            1            CHIEF PROCUREMENT OFFICER/OFFICE OF PUR       N/A
      2    999       34            1            COMMISSION OF JUDICIAL DISABILITIES AND
                                                TE                                            N/A
      2    280       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    279       34            1        T   COUNCIL OF THE DISTRICT OF COLUMBIA           143 PC's and 3 servers (mostly 486's)
      2    999       34            4        U   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC DOS/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC Dos/Win 95
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC/Win 95
      2    198       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         PC
      2    999       34            4        T   DEPARTMENT OF ADMINISTRATIVE SERVICES         DOS/Windows 3.11
      2    212       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    210       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    211       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    196       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    195       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    218       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    197       34            1        T   DEPARTMENT OF HEALTH
      2    189       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    190       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    217       34            1        T   DEPARTMENT OF HEALTH                          PC
      2    266       34            1        V   EXEC. OFFICE OF THE MAYOR                     Novell 4.1.1
      2    267       34            1        U   EXEC. OFFICE OF THE MAYOR                     PC Application on NT server
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4.1.1 (50 user license)
      2    999       34            1        T   FINANCIAL AUTHORITY/CHIEF MANAGEMENT OF       Novell 4 1 1 (50 user license)
      2    999       34            1        T   JUDICIAL NOMINATION COMMISSION                2 pc's (1-386 SX and 1-486) Plan to
      2    999       34            1            OFFICE OF COMMUNICATIONS
      2    999       34            1            OFFICE OF EXECUTIVE SECRETARY
      2    270       34            1        T   OFFICE OF GRANTS MANAGEMENT                   Novell
      2    999       34            1            OFFICE OF INTERGOVERNMENTAL RELATIONS
      2    202       34            1        T   OFFICE OF PERSONNEL                           PC
      2    204       34            1        T   OFFICE OF PERSONNEL                           PC
      2    205       34            1        T   OFFICE OF PERSONNEL                           PC

                                    Page 2


NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                           Appl Name
----------------------------------------------------------------------------------------------------------------------------------
      2    203        34           1       T   OFFICE OF PERSONNEL                        Management Training System
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDITO  ACL
      2    332        34           1       T   OFFICE OF THE BUDGET                       Capital & Operating Budget Reports
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER      Office Automation Tools
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR           Correspondence Tracking System
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL            Office Automation Tools
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL             Office Automation Tools
      2               34           0
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Adult Sports Scheduling & Tracking System
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Aquatic Tracking System
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Child Tracking System
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Correspondence Tracking System
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Picnic Permit Tracking System
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Recreation Financial Management System
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      Volunteer Tracking System
      2               35           0
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Alcoholic Beverage Control Licensing
                                                                                          System
      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     BRA - Weights & Measures
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Corporate Tracking System
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     PMDCD Tracking System
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Certificate of Occupancy Subsystem
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Compliance subsystem
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Licensing Subsystem
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Permits Subsystem
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     TMR - Property Subsystem
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Violations Control System
      2               38           0
      2    292        39           3       R   BOARD OF LABOR RELATIONS                   Contract Clause Search Pgm
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          America Workforce System
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          District Online Compensation System
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          District Unemployment Tax Automated
                                                                                          System
      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          DOCU/Master Job Match
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          ES202
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Financial Accounting & Reporting System
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Online Dictionary of Occupation
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          Quality Control System
      2               39           0
      2    999        42           4       T   PUBLIC LIBRARY                             Acquisition System
      2    999        42           4       T   PUBLIC LIBRARY                             ARCVIEW/separate DB
      2    999        42           4       T   PUBLIC LIBRARY                             Collection DC/Separate DB
      2    999        42           4       T   PUBLIC LIBRARY                             GEAC LIBS 100+
      2    999        42           4       T   PUBLIC LIBRARY                             Government Documents
      2    999        42           4       T   PUBLIC LIBRARY                             READS
      2    999        42           4       T   PUBLIC LIBRARY                             Serials List
      2    999        42           4       T   PUBLIC LIBRARY                             Song Index/separate DB
      2               42           0
      2    999        43           4       T   COMMISSION ON THE ARTS AND HUMANITIES      Office Automation Tools
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 Elite
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 Keyfile for Office of Employee Appeals
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 Word Perfect for DOS
      2    999        43           4       T   PUBLIC EMPLOYEE RELATIONS BOARD            Office Automation Tools
      2               43           0
      2    335        44           4       T   WASHINGTON CONVENTION CENTER AUTHORITY     Famis 4.1



NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM                                          Appl Lang 1  Number of
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                 LOC       Programs      Appl Lang 1
----------------------------------------------------------------------------------------------------------------------------------
      2    203        34           1       T   OFFICE OF PERSONNEL                                      0      MS Access
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDITO       0        0      N/A
      2    332        34           1       T   OFFICE OF THE BUDGET                            0        0      MS Access
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER           0        0
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR                0        0      Lotus Notes
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL                 0        0
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL                  0        0
      2               34           0                                                                   23
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         500        1      Lotus Approach
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS           0        0      Vendor COTS
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS           0        0      Unknown
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         200        0      SCO UNIX C Compiler
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         700        1      SCO UNIX C Compiler
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS       6,000       12      SCO UNIX C Compiler
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS         500        1      Lotus Approach
      2               35           0                                                                   16
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR      3,850        8      PACE
      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR      2,400        5      PACE
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     46,400       93      PACE
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     58,200      116      PACE
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    150,000      300      Natural 1.4
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    200,000      400      Natural 1.4
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    500,000    1,000      Natural 1.4
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    300,000      600      Natural 1.4
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    150,000      300      Natural 1.4
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR    150,000      150      COBOL
      2               38           0                                                                2,972
      2    292        39           3       R   BOARD OF LABOR RELATIONS                      500        1      PC REXX
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES         100,000      100      COBOL
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES               0        0
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           5,000        5      COBOL II
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           1,000        1      COBOL
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES           7,767        8      COBOL
      2               39           0                                                                  115
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2    999        42           4       T   PUBLIC LIBRARY                                  0        0
      2               42           0                                                                    0
      2    999        43           4       T   COMMISSION ON THE ARTS AND HUMANITIES           0        0
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                      0        0
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                      0        0
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                      0        0
      2    999        43           4       T   PUBLIC EMPLOYEE RELATIONS BOARD                 0        0
      2               43           0                                                                    0
      2    335        44           4       T   WASHINGTON CONVENTION CENTER AUTHORITY          0        0



NON-IBM PARTITIONS
----------------------------------------------------------------------------------------------------------------------------------
1=Do                Planning              IBM
2=Not Do   Blue P   Partition   Cluster   Disp                Agency Name                              Platform
----------------------------------------------------------------------------------------------------------------------------------
      2    203        34           1       T   OFFICE OF PERSONNEL                        PC
      2    999        34           1       U   OFFICE OF THE DISTRICT OF COLUMBIA AUDITO  Win 95
      2    332        34           1       T   OFFICE OF THE BUDGET                       Novell 4.1.1
      2    999        34           1           OFFICE OF THE CHIEF FINANCIAL OFFICER
      2    268        34           1       T   OFFICE OF THE CITY ADMINISTRATOR           Novell 4.1.1
      2    999        34           1       U   OFFICE OF THE INSPECTOR GENERAL
      2    999        34           1       T   OFFICE OF THE PEOPLE'S COUNSEL             24 pc's on Lan NOVEL 4.1/Office 97/w
      2               34           0
      2    275        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    278        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    274        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    273        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    276        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    272        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2    277        35           2       T   DC DEPARTMENT OF RECREATION AND PARKS      PC 486/SX
      2               35           0
      2    261        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Wang VS 300
      2    255        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Wang VS 300
      2    257        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Wang VS 5000
      2    256        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Wang VS 300
      2    252        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Vax 8200
      2    253        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Vax 8200
      2    260        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Vax 8200
      2    259        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Vax 8200
      2    254        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Vax 8200
      2    251        38           3       T   DEPT OF CONSUMER AND REGULATORY AFFAIR     Micro Vax II
      2               38           0
      2    292        39           3       R   BOARD OF LABOR RELATIONS                   Win 95/PC
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    235        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    999        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          NT
      2    231        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    233        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2    234        39           3       T   DEPARTMENT OF EMPLOYMENT SERVICES          MVS
      2               39           0
      2    999        42           4       T   PUBLIC LIBRARY                             Univac
      2    999        42           4       T   PUBLIC LIBRARY
      2    999        42           4       T   PUBLIC LIBRARY                             DOS
      2    999        42           4       T   PUBLIC LIBRARY                             UNIX
      2    999        42           4       T   PUBLIC LIBRARY                             win95
      2    999        42           4       T   PUBLIC LIBRARY
      2    999        42           4       T   PUBLIC LIBRARY                             DOS
      2    999        42           4       T   PUBLIC LIBRARY                             DOS
      2               42           0
      2    999        43           4       T   COMMISSION ON THE ARTS AND HUMANITIES
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 UNIX
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 Win 3.1
      2    999        43           4           OFFICE OF EMPLOYEE APPEALS                 DOS
      2    999        43           4       T   PUBLIC EMPLOYEE RELATIONS BOARD
      2               43           0
      2    335        44           4       T   WASHINGTON CONVENTION CENTER AUTHORITY     UNIX


                                     Page 3

[logo]


                                TIME AND MATERIALS

                                 PROPOSAL FOR THE

                      GOVERNMENT OF THE DISTRICT OF COLUMBIA

                      OFFICE OF THE CHIEF TECHNOLOGY OFFICER



                      PART II - TIME AND MATERIALS PROPOSAL



                                    12 MAY 1999



                           TITAN PROPOSAL NO. BP03-001



------------------------------------------------------------------------------
THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT OF THE DISTRICT OF COLUMBIA AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED - IN WHOLE OR IN PART - FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF, HOWEVER, A CONTRACT IS AWARDED TO THIS
OFFEROR AS A RESULT OF - OR IN CONNECTION WITH - THE SUBMISSION OF THIS DATA, THE GOVERNMENT OF THE DISTRICT OF COLUMBIA SHALL HAVE THE RIGHT TO DUPLICATE, USE OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THE DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION ARE CONTAINED IN ALL PAGES OF OUR PROPOSAL.
------------------------------------------------------------------------------








------------------------------------------------------------------------------
600 Maryland Avenue, S.W., Suite 450, Washington, D.C. 20024    (202) 484-1400

                        PRICING ASSUMPTIONS AND CONDITIONS

Titan Software Systems is pleased to submit our proposal for Inventory/Test Preparedness Validation Services in Support of Government of the District of Columbia Office of the Chief Technology Officer. Our proposal is submitted based on Time and Materials basis and shall remain valid for a period of sixty (60) days from submission. The following items address the details of Titan's proposal:

1.1   ADMINISTRATIVE INFORMATION

Any resultant contract should be issued in the name of:

      Titan Software Systems Corporation
      600 Maryland Avenue, SW, Suite 450           Attn. Contracts Department
      Washington, DC 20024

Payment should be directed to:

      Titan Software Systems Corporation
      P.O. Box 92977
      Los Angeles, California 90009
      Account #11-078-877

1.2   PERIOD OF PERFORMANCE

Our pricing is based on a period of performance of from contract award through 31 December 1999. Extensions of this date will be agreed to in writing.

1.3   BILLING

Invoicing will occur on a monthly basis and payment shall be N/30. The invoices shall reflect current and cumulative hours by labor category.

TITAN PROPOSAL NO. BP03-001
TIME AND MATERIAL PROPOSAL

                                                 TIME AND MATERIAL
LABOR CATEGORY NAME                                     RATES
---------------------------------------------------------------------
PROGRAM MANAGEMENT (TITAN)                          [...***...]
CHIEF SW ENGINEER (TITAN)                           [...***...]
CHIEF ANALYST (TITAN)                               [...***...]
SENIOR SW ENGINEER (TITAN)                          [...***...]
SENIOR ENGINEER (TITAN)                             [...***...]
SENIOR ANALYST (TITAN)                              [...***...]
SOFTWARE ENGINEER III (TITAN)                       [...***...]
TECHNICAL SUPPORT IV (TITAN)                        [...***...]
DIRECTOR (CGA)                                      [...***...]
SR TECHNICAL SOLUTION ARCH. (CGA)                   [...***...]
PROJECT MANAGEMENT (CGA)                            [...***...]
TECHNICAL SOLUTION ARCH. (CGA)                      [...***...]
TEAM LEAD (CGA)                                     [...***...]
PROGRAMMER ANALYST (CGA)                            [...***...]
QUALITY ASSURANCE (CGA)                             [...***...]
ADMINISTRATION (CGA)                                [...***...]


                   *CONFIDENTIAL TREATMENT REQUESTED

                             TITAN PROPOSAL BP03-002

                                PRE-TEST SCANNING

                                STATEMENT OF WORK

                                PRE-TEST SCANNING

                            FOR THE GOVERNMENT OF THE
                              DISTRICT OF COLUMBIA




                                  Prepared by:
                       Titan Software Systems Corporation
                       600 Maryland Ave., S.W., Suite 450
                              Washington, DC 20024

     STATEMENT OF WORK FOR PRE-TEST SCANNING FOR TITAN SOFTWARE SYSTEMS CORPORATION

          This document and its attachments comprise Statement of Work for Pre-Test Scanning made as of the ___ day of __________, 1999 by the Government of the District of Columbia ("DC Government" or "Client") and Titan Software Systems Corporation ("Titan"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

     SCOPE OF WORK
          The DC Government will utilize Titan's Pre-Test Scanning offering to support its Year 2000 checking and testing efforts. Titan will provide Pre-Test Scanning tools and services for the DC Government's source inventory.

          Pre-Test Scanning consists of tools and services that aid in Year 2000 checking and testing by providing the following:

          - Code analysis on an application by application basis regardless of the platform it is downloaded from and the language or languages that make up the application.
          - Identification of data variables throughout the application that are marked as not valid for Year 2000 precessing or as Year 2000 compliant.
          - Source code complexities on a program by program basis to aid in test plan development.
          - Electronic information that will facilitate the selection of test data particularly with regard to data variables used in control statements.
          - On-Site support and services to include tool training, deliverable presentation, and project management and administration.

          Because the exact languages, size, and number of Pre-Test Scannings are yet to be defined, actual schedules will vary depending on the language mix and size of the applications presented for Pre-Test Scanning.

ACTIVITIES

     PRE-TEST SCANNING PREPARATION
          Two weeks before extraction of the Pre-Test Scanning source identified in the Scope of Work section, Titan will provide source extraction guidelines and assistance to DC Government personnel in the form of:

          -    Pre-Test Scanning Extraction Guide
          -    Help Desk Support

          By the end of the second business week following the receipt of the Pre-Test Scanning Extraction Guide, DC Government will stage and extract the identified source in the format specified in the Pre-Test Scanning Extraction Guide. DC Government will send the extracted source to Titan for Pre-Test Scanning processing.

     PRE-TEST SCANNING PROCESSING

          After receiving the extracted source, Titan will scan the source. Within three (3) weeks of receiving the extracted source, Titan will return the pre-test scan report to the District Government in electronic format and provide a hard copy.

          At the time the report is returned to the DC Government, Titan will provide one (1) person on-site for two (2) consecutive business days to conduct training on the pre-test scanning tools and report for up to 15 DC Government personnel.

          The DC Government personnel will load the pre-test scanning review tools, review the report, and then begin code walk-through using the tools and report as a guide. The District personnel can then make any necessary program changes manually and test the changes.

     HELP DESK ASSISTANCE

          Titan will provide Help Desk assistance to DC Government personnel during the source extraction process and for 90 days from The DC Government's receipt of the report. This assistance will be limited to telephone support.

     DELIVERABLES

          The deliverables to be created and made available to the DC Government under this Statement of Work are limited to the following:

          ----------------------------------------------------------------------
                    DELIVERABLES                       RESPONSIBILITY
                                              ----------------------------------
            (X=LEADS     X=PARTICIPATES)          TITAN          DC GOVERNMENT
          ----------------------------------------------------------------------
           -  Pre-Test Scanning Training            X                 X
               -  Pre-Test Scanning
                  Introduction
               -  Tools Training
               -  Report Review

          ----------------------------------------------------------------------
           -  Pre-Test Scanning Documentation       X
          ----------------------------------------------------------------------
           -  Scanning Tools                        X
          ----------------------------------------------------------------------
           -  Extracted Source in Specified
              Format                                                  X
          ----------------------------------------------------------------------
           -  Generated Message File and Report     X
          ----------------------------------------------------------------------
           -  Code Walk-Through                                       X
          ----------------------------------------------------------------------
           -  Help Desk Assistance                  X                 X
          ----------------------------------------------------------------------

     SCHEDULE

----------------------------------------------------------------------------------------------
                                                  PRE-TEST SCAN
                                                  PREPARATION         PRE-TEST SCAN PROCESSING
                  PLANNED SCHEDULE
     ACTIVITY                            WEEK #    -2      -1          1      2      3      4
----------------------------------------------------------------------------------------------
     Pre-Test Scan Extraction Guide                 C
     Extraction Help Desk Support                   C       C
     Source Extraction and Shipment                         A
     Receipt of Extracted Source                                       C
     Analysis Report Creation                                          C      C      C
     Analysis Report Delivery                                                               C
     Pre-Test Scan Training                                                                 C
     Delivery of Tools and Documentation                                                    C
     Pre-Test Scan Processing Start
     - Report Review                                                                        A
     - Code Walk-Through
     Start of 90-Day Help Desk Assistance Period                                            C
----------------------------------------------------------------------------------------------

     C = TITAN      A = DC GOVERNMENT

ASSUMPTIONS

          Titan's proposed price and schedule is based on the scope of work, assignment of responsibilities, deliverables, and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Titan based its price. The assumptions enable Titan to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

          If the scope of work, assignment of responsibilities (including the timeframe for completion of such responsibilities), deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Titan Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

          - Titan's tools require that DC Government's operating environment be MVS, and that workstations have either Windows 95 or Windows NT Version 4.0 or above operating system, with ISPF installed on the DC Government's mainframe.
          -    Mainframe/PC Upload/Download software.
          -    PIKZIP or WinZip that support spanned multiple diskettes.
          - The DC Government has a pre-prepared software and hardware environment in order to immediately install the Pre-Test Scanning toolset during the first half-day of Pre-Test Scanning training.
          - The three (3) week processing of the extracted source (scanning and report creation) begins when Titan receives the COMPLETE extracted source with no missing inventory.
          - With the exception of training, processing of the extracted source, and Help Desk assistance, DC Government personnel perform all Pre-Test Scanning activities.
          - The DC Government will provide acknowledgment of the acceptance of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by the DC Government unless Titan is notified otherwise in writing. Acceptance criteria are limited solely to the DC Government's receipt of all deliverables specified in this Statement of Work.

RESPONSIBILITIES

     TITAN RESPONSIBILITIES

          In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

          - Provide user documentation to accompany the training sessions and in support of the tools specified in the Activities section of the Statement of Work

          - Provide the warranty set forth in Exhibit A to this Statement of Work (in accordance with Section 9.3 of the Agreement) with respect to any activity or deliverables provided by Titan pursuant to this Statement of Work

     DC GOVERNMENT RESPONSIBILITIES

          In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, DC Government will:

          - Perform all source extraction activities according to the Pre-Test Scanning Extraction Guide provided by Titan.

          - Identify and make available the appropriate personnel to assist in software installation, if required.

          - Identify and make available the appropriate personnel to attend Pre-Test Scanning training, which will be conducted when the report and electronic files are delivered to the DC Government.

          - Perform all subsequent processing of the data provided by Titan, including but not limited to making any program code changes and testing of those changes.

COMPLETION CRITERIA

          This Statement of Work will be complete when Titan has provided the items listed in the above section titled Deliverables for which it is responsible.

INVESTMENT SUMMARY

          Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Titan will, as part of this Year 2000 testing project, provide Pre-Test Scanning tools and onsite services to the DC Government for the identified source for a fixed price of (ACTUAL PRICE WILL DEPEND ON SCOPE):

          - FIXED PRICE FOR MVS OS/VS COBOL, VS COBOL II, PLI, MICROFOCUS COBOL, MVS NATURAL, EASYTRIEVE PLUS, AND FOCUS IS BASED ON A COST OF [...***...] PER LINE OF CODE. PRICE IS SUBJECT TO CHANGE BASED ON LINE OF CODE COUNT (I.E., ADDITIONAL LINES OF CODE FOR RELATED COPYBOOKS).

          - FIXED PRICE FOR ALL OTHER LANGUAGES (INCLUDING PC BASED APPLICATIONS) IS BASED ON A COST OF [...***...] PER LINE OF CODE. PRICE IS SUBJECT TO CHANGE BASED ON LINE OF CODE COUNT PER APPLICATION LANGUAGE.

          All out-of-scope work or variances to Titan's estimating assumptions that require additional work or result in project delays will be presented to the DC Government in the form of a Project Impact Report for approval or acknowledgment.

          The Agreement provides the terms and conditions underlying the tools and services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on the Statement of Work. Titan will commence this engagement upon the execution by the parties of the Agreement and this Statement of Work.

          This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.


                      *CONFIDENTIAL TREATMENT REQUESTED

          This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

          The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

          GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
          COLUMBIA:                          CORPORATION:
          Signature                          Signature
          /s/ VIVEK KUMAR                    /s/ Peggy A Owens
          ------------------------------     ------------------------------
          Name                               Name
          VIVEK KUMAR                        Peggy A. Owens
          ------------------------------     ------------------------------
          Title                              Title
          CONTRACTING OFFICER                Business Manager
          ------------------------------     ------------------------------
          Date                               Date
          7/22/99                            17 June 1999
          ------------------------------     ------------------------------

          District of Columbia               Titan Software Systems
          Office of Contracting and          Corporation
          Procurement                        600 Maryland Ave., S.W.
          441 4th Street, NW                 Suite 450
          Washington, DC 20001               Washington, DC 20004

EXHIBIT A-REPRESENTATIONS AND WARRANTIES
              EXHIBIT A TO STATEMENT OF WORK FOR PRE-TEST SCANNING REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

          PRE-TEST SCANNING

          In connection with Year 2000 Pre-Test Scanning Services provided pursuant to the Statement of Work, Titan represents and warrants that Titan will scan all data which the Client sends to Titan (which has been extracted in accordance with the Extraction Guide) and that Titan will provide an electronic report based on this source data. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for Titan to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 90 days of Client's receipt of the electronic report from Titan or said claim shall be waived.

          Client recognizes that it is responsible for all information supplied to Titan with respect to Client's Code. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDIATELY FOLLOWING PARAGRAPH, TITAN EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that Titan specifically does not warrant that, in performing these services, Titan will identify all Client Code which may not properly handle dates during and after the Year 2000.

          THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND TITAN DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT TITAN DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

          Titan further represents and warrants that the software licensed to Client by Titan pursuant to Exhibit B to the Statement of Work will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. Titan is not responsible for obsolescence of the software provided hereunder that may result from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. Titan assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.

          In the event of a breach of the foregoing warranty with respect to licensed software, Titan will use commercially reasonable efforts to correct the defect. In the event that such defect is not corrected, Titan will replace the software at no charge or, at Titan's option, Titan will refund the purchase price for such software. This paragraph sets forth Client's sole and exclusive remedy, and Titan's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 90 days of Client's receipt from Titan of the software at issue or said claim shall be waived.

          GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
          COLUMBIA                           CORPORATION
          Signature                          Signature
          /s/ Vivek Kumail                   /s/ Peggy A Owns
          ------------------------------     ------------------------------
          Name                               Name
          VIVEK KUMAIL                       Peggy A. Owns
          ------------------------------     ------------------------------
          Title                              Title
          CONTRACTING OFFICER                Business Manager
          ------------------------------     ------------------------------
          Date                               Date
          7/28/99                            17 June 1999
          ------------------------------     ------------------------------

          District of Columbia               Titan Software Systems
          Office of Contracting and          Corporation
          Procurement                        600 Maryland Ave., S.W.
          441 4th Street, NW                 Suite 450
          Washington, DC 20001               Washington, DC 20024

EXHIBIT B-SOFTWARE LICENSE

              EXHIBIT B TO STATEMENT OF WORK FOR PRE-TEST SCANNING LICENSE RIGHTS TO MESSAGE FILE VIEWER AND AVATAR 2000

          By this Exhibit B, Titan hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit in connection with reviewing the message file generated by Titan as a result of processing Client Code pursuant to this Statement of Work and the Agreement, the computer software known as Message File Viewer (the "MFV")and Avatar 2000. Titan shall deliver to Client the source code for the MFV. Client shall ensure that use of the MFV and Avatar 2000 is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the MFV and Avatar 2000) which does not include, and Client shall not allow access to the MFV and Avatar 2000 by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by Titan in its discretion. Client acknowledges and agrees that Titan has no obligation under this Agreement to provide support or updates to the MFV and Avatar 2000. The MFV and Avatar 2000 shall constitute Private Information of Titan and shall be subject to the Confidentiality provisions of the Agreement. In addition, Client shall keep the source code for the MFV in protected libraries to protect the proprietary nature of that software. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the software or any copy, in whole or in part.

          The Parties agree that MFV shall not be deemed to constitute a product. Furthermore,

          Client acknowledges and agrees that the making of any additions, changes or other modifications to any of the MFV by anyone (other than by Titan personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF TITAN WITH REGARD TO THE MFV.


          GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
          COLUMBIA:                          CORPORATION
          Signature                          Signature
          /s/ Vivek Kumail                   /s/ Peggy A Owens
          ------------------------------     ------------------------------
          Name                               Name
          VIVEK KUMAIL                       Peggy A. Owens
          ------------------------------     ------------------------------
          Title                              Title
          CONTRACTING OFFICER                Business Manager
          ------------------------------     ------------------------------
          Date                               Date
          7/28/99                            17 June 1999
          ------------------------------     ------------------------------

          District of Columbia               Titan Software Systems
          Office of Contracting and          Corporation
          Procurement                        600 Maryland Ave., S.W.
          441 4th Street, NW                 Suite 450
          Washington, DC 20001               Washington, D.C. 20024

                             TITAN PROPOSAL BP03-003

                             PRE-RENOVATION SCANNING

                                STATEMENT OF WORK


                                 PRE-RENOVATION
                                    SCANNING


                                     FOR THE
                                GOVERNMENT OF THE
                              DISTRICT OF COLUMBIA




                             TITAN PROPOSAL BP03-003

                                  PREPARED BY:
                       TITAN SOFTWARE SYSTEMS CORPORATION
                       600 MARYLAND AVE., S.W., SUITE 450
                              WASHINGTON, DC 20024

STATEMENT OF WORK FOR PRE-RENOVATION SCANNING FOR TITAN SOFTWARE SYSTEMS CORPORATION

          This document and its attachments comprise Statement of Work for Pre-Renovation Scanning made as of the ___ day of ___________, 1999 by the Government of the District of Columbia ("DC Government" or "Client") and Titan Software Systems Corporation ("Titan"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK

          The DC Government will utilize Titan's Pre-Renovation Scanning offering to support its Year 2000 checking and testing efforts. Titan will provide Smart Error Message Pre-Renovation Scanning tools and services for the source inventory listed in the table below.

          Pre-Renovation Scanning consists of tools and services that aid in Year 2000 checking and testing by providing the following:

          - An ISPF based message viewer to allow the DC Government to display the code analysis messages in-stream with the source code.
          - A DataMap repository that identifies the type and format of date related fields in all Input and Output data structures.
          - On-Site support and services to include tool training, ARC coordination, Deliverable Presentation, and project management and administration.

          Because the exact size and number of Pre-Renovation Scannings are yet to be defined, for the purpose of this Statement of Work, actual schedules will vary depending on the language mix and size of the Pre-Renovation Scanning requested.

ACTIVITIES

     PRE-RENOVATION SCANNING PREPARATION
          Two weeks before the DC Government's extraction of the Pre-Renovation Scanning source identified in the Scope of Work section, Titan will provide source extraction guidelines and assistance to the DC Government in the form of:

          -    Pre-Renovation Scanning Extraction Guide
          -    Help Desk Support

          By the end of the second business week following the receipt of the Pre-Renovation Scanning Extraction Guide, the DC Government will stage and extract the identified source according to the general source extraction guidelines summarized in Appendix I of this Statement of Work, and in the format specified in the Pre-Renovation Scanning Extraction Guide. The DC Government will send the extracted source to Titan for Pre-Renovation Scanning processing.

     PRE-RENOVATION SCANNING PROCESSING
          After receiving the extracted source, Titan will scan the source and produce the Message File. Within three (3) weeks of receiving the extracted source, Titan will return the Message File to the DC Government in electronic format.

          At the time the Message File is returned to the DC Government, Titan will provide one (1) person on-site for one business day to conduct the following training for up to 15 DC Government personnel:

          -    Pre-Renovation Scanning Introduction
          -    Message File Viewer (MFV)

          At the same time, Titan will deliver to the DC Government the following tools to be used in the Pre-Renovation Scanning process, which shall be licensed to the DC Government in accordance with the terms set forth in Exhibit B to this Statement of Work:

          -    Message File Viewer (MFV)

          The DC Government will load the Message File into the Message File Viewer, and then can begin code walk-through using the messages as a guide.

     HELP DESK ASSISTANCE
          Titan will provide Help Desk assistance to the DC Government during the source extraction process and for 90 days from the DC Government's receipt of the Message File. This assistance will be limited to telephone support and will be available Monday through Friday from 8:00 AM until 8:00 PM Eastern Time.

DELIVERABLES
          The deliverables to be created and made available to the DC Government under this Statement of Work are limited to the following:

          ----------------------------------------------------------------------
                    DELIVERABLES                       RESPONSIBILITY
                                              ----------------------------------
            (X=LEADS     X=PARTICIPATES)          TITAN          DC GOVERNMENT
          ----------------------------------------------------------------------
           -  Pre-Renovation Scanning
              Training                              X                 X
               -  Pre-Renovation Scanning
                  Introduction
               Message File Viewer (MFV)
          ----------------------------------------------------------------------
           -  Cap Gemini Tools
                 MFV                                X
          ----------------------------------------------------------------------
           -  Pre-Renovation Scanning
              Documentation                         X
          ----------------------------------------------------------------------
           -  Extracted Source in
              ARC-Specified Format                                    X
          ----------------------------------------------------------------------
           -  Generated Message File                X
          ----------------------------------------------------------------------
           -  Message File Viewer Walk-Through                        X
          ----------------------------------------------------------------------
           -  Help Desk Assistance                  X                 X
          ----------------------------------------------------------------------

SCHEDULE

---------------------------------------------------------------------------------
                                                  PRE-TEST        PRE-TEST SCAN
                                                    SCAN           PROCESSING
               PLANNED SCHEDULE                  PREPARATION
ACTIVITY                                WEEK #    -2   -1        1    2    3    4
---------------------------------------------------------------------------------
Pre-Renovation Scan Extraction Guide               C
Extraction Help Desk Support                       C    C
Source Extraction and Shipment                          A
Receipt of Extracted Source                                      C

Message File Creation                                            C    C    C

Message File Delivery                                                           C

Pre-Renovation Scan Training                                                    C
Delivery of Cap Gemini Tools and Documentation                                  C

Pre-Renovation Scan Processing Start                                            A
- Message File Walk-Through
---------------------------------------------------------------------------------


C=TITAN   A=DC GOVERNMENT

ASSUMPTIONS
          Titan's proposed price and schedule is based on the scope of work, assignment of responsibilities, deliverables, and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Titan based its price. The assumptions enable Titan to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

          If the scope of work, assignment of responsibilities (including the timeframe for completion of such responsibilities), deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule and/or deliverables. If any of these do change, a Titan Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

          - Titan's tools require that the DC Government's operating environment be MVS, and that workstations have either Windows 95 or Windows NT Version 4.0 or above operating system, with ISPF installed on the DC Government's mainframe.

          -    Mainframe/PC Upload/Download software.

          -    PKZIP or WinZip that support spanned multiple diskettes.

          - The DC Government has a pre-prepared software and hardware environment in order to immediately install the Pre-Renovation Scanning toolset during the first half-day of Pre-Renovation Scanning training.

          - The three (3) week ARC processing of the extracted source (scanning, Message File creation) begins when the ARC receives the COMPLETE extracted source with no missing inventory.

          - With the exception of training, ARCDRIVE processing of the extracted source, and Help Desk assistance, the DC Government performs all Pre-Renovation Scanning activities.

          - The DC Government will provide acknowledgment of the acceptance of all doliverabics within fiye (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by the DC Giovernment unless Titan is notified otherwise in writing. Acceptance criteria are limited solcly to the DC Governincrit's receipt of all deliverables specified in this Statement of Work.

RESPONSIBILITIES

     TITAN RESPONSIBILITIES
          In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, Titan will:

          - Provide user documentation to accompany the training sessions and in support of the tools specified in the Activities section of the Statement of Work

          - Provide the warranty set forth in Exhibit A to this Statement of Work (in accordance with Section 9.3 of the Agreement) with respect to any activity or deliverables provided by Titan pursuant to this Statement of Work

     DC GOVERNMENT RESPONSIBILITIES
       In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, the DC Government will:

          - Perform all source extraction activities according to the Pre-Renovation Scanning Extraction Guide provided by Titan.

          - Identify and make available the appropriate personnel to assist in software installation, if required.

          - Identify and make available the appropriate personnel to attend Pre-KenovaTion Scanning training, which will be conducted when the message file and viewer are delivered to the DC Government.

          - Perform all subsequent processing of the Message File provided by Titan, including but not limited to making any program code changes and testing of those changes.


COMPLETION CRITERIA
          This Statement of Work will be complete when Titan has provided the items listcd in the above section titled Deliverables for which it is responsible.

INVESTMENT SUMMARY
          Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Titan will, as part of this Year 2000 testing project, provide Pre-Renovation Scanning tools, ARC serviccs, and onsite services to the DC Government for the identified source for a fixed price of (ACTUAL PRICE WILL DEPEND ON SCOPE).

          - FIXED PRICE IS HASED ON A COST OF [...***...] PER LINE OF CODE. PRICE IS SUBJECT TO CHAVE BASED ON LINE OF CODE COUNT (I.E., ADDIDONAL LINES OF CODE FOR RELATED COPYBOOKS).

          All out-of-seope work or variances to Titan's tstimating assumptions that require additional work or result in projcct delays will be presented to the DC Ciovernment in the form of a Project Impact Report for approval or acknowledgment.

          The Agreement provides the terms and conditions underlying the tools and services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on the Statement of Work. Titan will commence this engagement upon the execution by the parties of the Agreement and this Statement of Work.


                        *CONFIDENTIAL TREATMENT REQUESTED

          This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set fcrth herein or in the Agreement.

          This Statement of Work may be executed in separate counterpaxts, which together shall constitute a single instrument.

          The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.


          GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
          COLUMBIA:                          CORPORATION:
          Signature                          Signature
          /s/ Vivek Kumar                    /s/ Peggy A Owens
          ------------------------------     ------------------------------
          Name                               Name
          VIVEK KUMAR                        Peggy A. Owens
          ------------------------------     ------------------------------
          Title                              Title
          CONTRACTING OFFICER                Business Manager
          ------------------------------     ------------------------------
          Date                               Date
          7/28/99                            22 June 1999
          ------------------------------     ------------------------------

          District of Columbia               Titan Software Systems
          Office of Contracting and          Corporation
          Procurement                        600 Maryland Ave., S.W.
          441 4th Street, NM                 Suite 450
          Washington, DC 20001               Washington, DC 20024

     EXHIBIT A--REPRESENTATIONS AND WARRANTIES
             EXHIBIT A TO STATEMENT OF WORK FOR PRE-RENOVATION SCANNING REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

     PRE-RENOVATION SCANNING

     In connection with Year 2000 Pre-Renovation Scanning Services provided purstiant to the Statement of Work, Titan represents and warrants that Titan will scan all data which the Client sends to Titan (which has been extracted in accordance with the Extraction Guide) and that Titan will provide an Electronic DataMap based on this source data which will substantially conform to the description in the EDM Guide. In the event of a breach of the foregoing warranty, Client's sole remedy shall be for Titan to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warrality must be made by written notice to Titan within 90 days of Client's receipt of the Electronic DataMap from Titan or said claim shall be waived.

     Client recognizes that it is responsible for all information supplied to Titan with respect to Client's Code, including without limitation Client's review of the DataMap, if applicable. ACCORDINGLY, EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPH AND THE IMMEDWEELY FOLLOWING PARAGRAPH AND IN ARTICLE 9 OF THE AGREEMENT, TITAN EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. Without limiting the foregoing, Client recognizes that Titan specifically does not warrant that, in performing these services, Titan will identify all Client Code which may not properly handle dates during and after the Year 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND TITAN DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN THE EFFORTS EXPENDED WITH RESPECT TO THE PARTICULAR STATEMENT OF WORK. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT TITAN DOES NOT WARRANT THAT THE TESTING OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICE LEVEL OR QUALITY.

     Titan finther represents and warrants that the software licensed to Client by Titan pursuant to Exhibit B to the Statement of Work will function substantially in accordance with its documentation provided that such software has been used in accordance with operating instructions. Titan is not responsible for obsolescence of the software provided hereunder that may rcsult from changes in Client's requirements. The foregoing warranty shall apply only to the most current version of the software at issue. Titan assumes no responsibility for the use of superseded, outdated, or uncorrected versions of the software.

     In the event of a breach of the foregoing warranty with respect to licensed software, Titan will use commercially reasonable effoiTs to correct the defect. In the event that such defect is not corrected, Titan will replace the software at no charge or, at Titan's option, Titan will refund the purchase price ror such software. This paragraph sets forth Client's sole and exclusive remedy, and Titan's sole and exclusive liability, with respect to defective software. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 90 days of Client's receipt from Titan of the software at issue or said claim shall be waived.

     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature


     /s/ Vivek Kumar                    /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     VIVEK KUMAR                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     Contracting Officer                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and          Corporation
     Procurement                        600 Maryland Ave., S.W.
     441 4th Street, NM                 Suite 450
     Washington, DC 20001               Washington, DC 20024

EXHIBIT B-SOFTWARE LICENSE
             EXHIBIT B TO STATEMENT OF WORK FOR PRE-RENOVATION SCANNING
                      LICENSE RIGHTS TO MESSAGE FILE VIEWER

     By this Exhibit B, Titan hereby grants to Client a non-exclusive, royalty-free license to use in a non-production environment for Client's own internal benefit in connection with reviewing the message file generated by Titan as a result of processing Client Code pursuant to this Statement of Work and the Agreement, the computor software known as message File Viewer (the "MFV"). Titan shall deliver to Client the source code for the MFV. Client shall ensure that use of the MFV is made only by (i) Client's employees, (ii) individuals or entities which sell only the scrvices of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the MFV) which does not include, and Client shall not allow access to the MFV by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by Titan in its discretion. Client acknowledges and agrees that Titan has no obligation under this Agreement to proyide support or updates to the MFV. The MFV shall constitute Private Inforinatioa of Titan and shall be subject to the provisions of Article 8 (CONFIDENTIALIRY) of the Agreement. In addition, Client shall keep the source code for the MFV in protected libraries to protect the proprietary nature of that software. Without limiting the foregoing, Client may not modify, translate, disassemble or decompile the software or any copy, in whole or in part.

     The Parties agree that MFV shall not be deemed to constitute a product. Furthermore, Client acknowledges and agrees that the making of any additions, changes or other modifications to any of the MFV by anyone (other than by Titan personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF TITAN WITH REGARD TO THE MFV.

     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:

     Signature                          Signature

     /s/ Vivek Kumar                    /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     VIVEK KUMAR                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     Contracting Officer                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and          Corporation
     Procurement                        600 Maryland Ave., S.W.
     441 4th Street, NM                 Suite 450
     Washington, DC 20001               Washington, DC 20024

     APPENDIX 1: GENERAL SOURCE EXTRACTION GUIDELINES

     The following specifies the general guidelines for extracting source code and associated components. Please refer to the Pre-Renovation Scanning Extraction Guide for detailed instructions.

     - The DC Government is responsible for segregating, extracting, and shipping to Titan all production source components according to the schedule identified in the Statement of Work.

     - The source to be extracted should consist only of the Pre-Renovation Scanning inventory.

     - The source to be extracted should be segregated into one PDS library for each program language, one for copybooks, and one for JCL.

     - This segregation of source data should consist of the following libraries:

          1. COBOL programs (MVS OS/VS COBOL, VS COBOL II) and/or
          2. PL/1 programs (PL/1) and/or
          3. Other prograrns (separate libraries for each language)
          4. Copybooks (including screen MAPs, DCLGENs, etc.)
          5. JCL

                             TITAN PROPOSAL BP03-004

                                CLEAN MANAGEMENT

                               STATEMENT OF WORK

                                CLEAN MANAGEMENT

                                     FOR THE
                                GOVERNMENT OF THE
                              DISTRICT OF COLUMBIA

                             TITAN PROPOSAL BP03-004

                                  PREPARED BY:
                       TITAN SOFTWARE SYSTEMS CORPORATION
                       600 MARYLAND AVE., S.W., SUITE 450
                              WASHINGTON, DC 20024

STATEMENT OF WORK FOR TITAN SOFTWARE SYSTEMS CORPORATION

     This document and its attachments comprise Statement of Work PO Clean Management made as of the____ day of ____, 1999 by the Government of the District of Columbia ("DC Government" or "Client) and Titan Software Systems Corporation ("Titan"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK
     Titan will perform Clean Management activities for the DC Government for the period May 15, 1999 through December 31, 1999. Titan will also provide Set-Up activities for the DC Government as the first step in preparing the DC Government for Clean Management. Titan will provide training and facilitated sessions to determine the scope and process for Clean Management or the DC Government. Specifically, the Setup Activities will determine the Clean Management environment and procedures for the DC Government, as well as the base inventory covered under the Clean Management process.

     Titan will perform Clean Management using Titan's Post-Test Scan processing with the base inventory as defined during the Set Up activities.

     Post-Test Scan consists of tools and services that aid in maintaining Year 2000 readiness by providing the following;

          - Executive Summary Report and code analysis messages identifying date logic and potential issues and related complexities in the source code.

          - An ISPF based message viewer, Message File Viewer (MFV) to allow the DC Government to display the code analysis messages in-stream with the source code, Titan will ensure that the DC Goverriment has the most recent version of the Message File Viewer for all Clean Management cycles.

ACTIVITIES
     Titan will perform the Clean Management setup and interval processing activities dufmcd below.

   CLEAN MANAGEMENT SET-UP
     During the Clean Management Setup Phase Titan will perform the activities defined below.

     TRAINING
     Titan will provide training on the Clean Management process including the following topics:
     - Renovation Standards
     - Extraction processes
     - Principles of Clean Management

     INVENTORY DEFINITION
     Working with the DC Government, Titan will define the inventory to be part of the Clean management process. As part of the inventory definition, the status of each program of the inventory is also defined.

     STRATEGY DEVELOPMENT
     Titan will conduct a series of facilitated strategy sessions with the DC Government to determine the overall Clean Management activities including source code maintenance, validation/test strategies, and tools to be part of the Clean Management process

          -    Review status of any current QUICKchecks and renovations
          - Review the current process for source code control for the DC Government
          -    Review current maintenance and development activities
          -    Review production implementation procedures

     ESTABLISH THE CLEAN MANAGEMENT ENVIRONMENT
     Titan will deflne initial procedures based on the information providcd in the facilitated strategy sessions. Thesc procedures will be the basis for the Cleaii Management environment for the DC Government.

     REPORT PREPARATION AND PRESENTATION
     Titan will prepare and present a formal Strategy and Findings report defining the Clean Management process for the DC Government. The report will include the following:

          -    Inventory to be included in the Clean Management process

          -    Timing for Clean Management activities for the DC Government

          -    Tool requirements

          - Overall process for the DC Government including assumptions and scope

          -    Responsibilities for the DC Government and Titan

CLEAN MANAGEMENT INTERVAL PROCESSING

     For each interval of Clean Management processing as defined in the Set Up Findings Report, Titan will perform the following tasks:

     -    Identify the programs changed since the last Clean Management review
     -    Extract the changed programs
     - Perform Post-Test Scan processing on the changed programs. Programs in the base inventory that utilize changed Copybooks will also be processed.
     - After receiving the extracted source, Titan will scan the source and produce the Message Files and Executive Summary report. Within one (1) week of receiving the extracted source, Titan will return the Message Files, and to the DC Government in electronic format and provide a hard copy of the Executive Summary Report Deliverables.
     -    In the event that the number of changed programs exceeds five hundred
          (500), Titan will return the Message Files to Titan in electronic format and provide a hard copy of the Executive Summary Report Deliverables within two (2) weeks of receiving the extracted source.

HELP DESK ASSISTANCE

     Titan will provide Help Desk assistance to the DC Government during the period when Titan is providing Clean Management services from March 15, 1999 through December 31, 1999. Help Desk assistance will terminate 30 days after the last Clean Management Interval processing. This assistance will be limited to telephone support and will be available Monday through Friday from 8:00 PM Eastern Time.

DELIVERABLES

     The deliverables to be created and made available to the DC Government under this Statement of Work are limited to the following:

--------------------------------------------------------------------------------
                DELIVERABLES                            RESPONSIBLILITY
(X = LEADS         X = PARTICIPATES                TITAN        DC GOVERNMENT
--------------------------------------------------------------------------------
CLEAN MANAGEMENT SETUP
--------------------------------------------------------------------------------
- Clean Management Training                          X               X
--------------------------------------------------------------------------------
- Facilitated Sessions                               X               X
--------------------------------------------------------------------------------
- Initial Clean Management procedures                X
--------------------------------------------------------------------------------
- Strategy and Findings Presentation                 X               X
--------------------------------------------------------------------------------
CLEAN MANAGEMENT INTERVAL PROCESSING
--------------------------------------------------------------------------------
- Identification of changed programs                 X               X
--------------------------------------------------------------------------------
- Extraction of changed programs                     X               X
--------------------------------------------------------------------------------
- Generated Message Files, Cross Reference           X
  Files, and Executive Summary
--------------------------------------------------------------------------------
- Strategy/Next Steps                                X               X
--------------------------------------------------------------------------------
ONGOING
--------------------------------------------------------------------------------
- Help Desk Assistance                               X               X
--------------------------------------------------------------------------------

SCHEDULE**


     PLANNED SCHEDULE                             SETUP         INTERVAL
     ---------------------------------------------------------------------
     ACTIVITY WEEK #                              1    2       3    4*   5
     CLEAN MANAGEMENT SETUP
     Kickoff Meeting                              J
     Clean Management Training                    J
     Inventory ldentification                     J
     Facilitated Strategy Sessions                J    J
     Prepare initial Clean Management                  C
     procedures
     Prepare Strategy and Findings                     C
     Presentation
     Present Findings Report                           J
     CLEAN MANAGEMENT INTERVAL
     PROCESSING
     Identification of changed programs                        J
     Inventory Extraction and Shipment                         J
     (Changed programs only)
     Receipt of Extracted Source                                   C
     Base inventory deliverables (Message                          C
     files, Cross Reference File, Executive
     Summary)
     Prepare Findings Presentation                                 C
     Present Findings Report                                             J
     Help Desk Assistance                                      C   C     C
     ---------------------------------------------------------------------

     * For less than 500 programs, the processing time is 1 week. For greater than 500 programs the processing time is 2 weeks.

     C = TITAN J =JOINT EFFORT

ASSUMPTIONS
     Titan's fixed price and schedule are based on the scope of work, assignment of responsibilitics, deliverables and assumptions presented in this Statement of Work. It is important to understand the assumptions upon which Titan based its price. The assumptions enable Titan to communicate the basis of its approach, work estimate, and delivery schedule. They providc a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

     If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our murual expectations of The project's cost, schedule and/or deliverables. If any of these do change, a Titan Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

For this Statement of Work, the assumptions include the following:

- For the code to be processed via the Clean Management process, the following assumptions apply:

          - The DC Government has already renovated the identified source or believes it to be Year 2000 ready

          - The source to be processed is MVS OS/VS COBOL, VS COBOL II, and/or MVS PL/1

          -    No pre-compilers are used

          - All missing inventory was resolved during the setup phase. There will be no missing inventory processing during THE periodic clean management reviews.

     - This Statement of work describes all the work to be performed and the deliverables that will be provided. Work or deliverables not contained IN this Statement of Work are considered out-of-scope and are excluded frorn this offering.

RESPONSIBILITIES

     TITAN RESPONSIBILITIES

     Titan's responsibilities are documented in the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work.

DC GOVERNMENT RESPONSIBILITIES
     In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, the DC Government will:

     -    Appoint a full-time Project Manager

     -    Provide all necessaCy system support stdff

     - provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines), and use of other office equipment for each Titan team member while on-site

     - Provide system access (logons, passwords) with a response time of no more than two (2) seconds. Provide documentation for the source to be part of the Clean Management Inventory.

COMPLETION CRITERIA
     This Statement of Work will be complete when Titan has provided the items listed in the above section titled Deliverables for which it is responsible.

INVESTMENT SUMMARY
     Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Titan will perform Clean Management setup and interval processing activities for a fixed price of [...***...] for each line-of-code scanned during the Clean Management interval processing.

     All ouE-of-scope work or variances to Titan's estimating assumptions, that require additional work or result in project delays will be presented to the DC Government in the form of a Project Impact Report for approval or acknowledgment.

     In addition, the DC Government will pay travel and living expenses for Titan on-site project team inernbcrs during the life of the project. These expenses will be billed at cost and invoiced bi-weekly throughout the term of the engagement. Titan will make every effba to minimize these expenses. Titan will adhere to the corporate policies of the DC Government with respect to all expenses.

     This Statement of Work constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merges and supersedes all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it cxpressly disclaims any reliance upon, any representation or qtatement not set forth herein or in the Agreement.

     This Statement of Work may be exccutcd in separatc counterparts, which together shall constitute a single instrument.

     The parties hereto have caused this Statement of Work to be executed by their respective duly Authorized Representatives.

     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature

     /s/ Vivek Kumar                    /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     VIVEK KUMAR                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     CONTRACTING OFFICER                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and          Corporation
     Procurement                        600 Maryland Ave., S.W.
     441 4th Street, NW                 Suite 450
     Washington, DC 20001               Washington, DC 20024

     EXHIBIT A - REPRESENTATIONS AND WARRANTIES


                        *CONFIDENTIAL TREATMENT REQUESTED

                 EXHIBIT A TO STATEMENT OF WORK FOR CLEAN MANAGEMENT
            REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

In connection with Year 2000 Clean Management Services, Titan represents, and warrants that it will provide the professional service resources set forth in the Statement of Work to perform such services pursuant to Client's direction, and that the individuals provided by Titan to perform such services will be qualified to perform the services that the Statement of Work contemplates they are to provide.

In the event of a breach of the foregoing warranty, Client's sole remedy shall be for Titan to perform again the services in respect of which the foregoing has been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 30 days of the performance of the services in respect of which the claim is made or said claim shall be waived.

The Titan resources providing services under the Statement of Work will work alongside Client's personnel and/or, at Clicnt's direction, third party personnel.

THE SERVICES PROVIDED HEREUNDER ARE DEPENDENT UPON THE INFORMATION SUPPLIED BY CLIENT TO TITAN WITH REGARD TO CLIENT'S YEAR 2000 PROJECT PRACTICES. IN LIGHT OF THIS, TITAN PROVIDES THE WARRANTY SET FORTH ABOVE. WITHOUT LIMITING THE FOREGOING, CLIENT RECOGNIXES THAT TITAN SPECIFICALLY DOES NOT WARRANT THAT, IN PERFORMING YEAR 2000 CLEAN MANAGEMENT SET-UP, IT WILL IDENTIFY ALL RISKS OR EXPOSURES IN THE YEAR 2000 PLAN, OR PROVIDE A COMPREHENSIVE LIST OF RECOMMENDATIONS. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND TITAN DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN SUCH EFFORT. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT TITAN DOES NOT WARRANT THAT THE CLEAN MANAGEMENT SET-UP WILL BE A COMPLETE SET-UP.

     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature

     /s/ Vivek Kumar                    /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     VIVEK KUMAR                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     CONTRACTING OFFICER                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and          Corporation
     Procurement                        600 Maryland Ave., S.W.
     441 4th Street, NW                 Suite 450
     Washington, DC 20001               Washington, DC 20024

                             TITAN PROPOSAL BP03-005

                                 RENOVATION ONLY

                                STATEMENT OF WORK

                                 RENOVATION ONLY

                                     FOR THE
                                GOVERNMENT OF THE
                              DISTRICT OF COLUMBIA

                             TITAN PROPOSAL BP03-005

                                  PREPARED BY:
                       TITAN SOFTWARE SYSTEMS CORPORATION
                       600 MARYLAND AVE., S.W., SUITE 450
                              WASHINGTON, DC 20024

STATEMENT OF WORK FOR YEAR 2000 RENOVATION ONLY FOR TITAN SOFTWARE SYSTEMS CORPORATION

This document and its attachments comprise Statement of Work for Year 2000
Renovation only made as of the             day of   , 1999 by the Government
of the District of Columbia ("DC Government" or "Client") and Titan Software Systems Corporation ("Titan"). Capitalized terms used but not defined in this Statement of Work shall have the meanings given to them in the Agreement.

SCOPE OF WORK

The DC Government wili utilize Titan's Renovation Only SERVICE offering to support its Year 2000 renovation efforts. Because the exact size of the Renovation Only inventory has yet to be defined, actual schedules will vary depending on the language mix and size of the Renovation Only inventory.

ACTIVITIES

The DC Government renovation only project consists of two phases - Specification and Renovation.

SPECIFICATION PHASE

Titan will conduct as many as three (3) meetings during the course of the Specification Phase. The focus of each meeting is outlined below. The first meeting is a Pre-Kickoff meeting, which is held to ensure that the DC Government understands the extraction process that will be scheduled to occur later that week. It is also an introduction to the second meeting, the Specification Workshop. The Workshop attendees are expected to be the Technical Application Owners responsible for the systems to be renovated. The final pre-scheduled meeting is the Kickoff Meeting, during which the Renovation Specification becomes the project team's primary focus.

     The planned meetings are:

   - Pre-Kickoff Meeting (The week before the project starts)
     - RencovateProcess Overview
     - Roles and Responsibilities
     - Project Schedule
     - Extraction Specification
         - Inventory Resolution
         - Extraction Guidelines
   - Specification Workshop (First week of the project)
     - Renovation Specification
         - Technical Approach

     - Complexity Analysis
     - DataMap Review Process
  - Renovation Results
     - Code Change Results
     - Renovation Rules
  - Kickoff Meeting (beginning of the first week)
     - Review Renovation Specification Progress
     - Resolve Missing Inventory
     - Confirm Schedule for Complexity Analysis
     - Review/Update Schedule

Titan will stage and extract the Renovation Inventory with the DC Government's assistance to identify the inventory according to the Schedule section of this Statement of Work. To assist the DC Government in this effort, Titan will provide Extraction Guidelines, summarized in Appendix I of this Statement of Work, to clarify the expected format and steps involved in the extraction process during the Pre-Kickoff meeting. This approach will maximize the ability of the DC Government to ensure that the Renovation Inventory sent to Titan is correct (matches production) and complete (no missing inventory).

During the Specification Workshop, Titan will provide a sample complexities list. The DC Government will determine which of these complexities exist, and where, in their Renovation Inventory. The DC Government will select an implementation strategy for each complexity from options provided by Titan. Titan will review the selected options for feasibility, compatibility, and efficiency.

Titan will identify any missing inventory, (Week 2). During Kickoff Week (Week
1), Titan's on-site Renovation Specialist will assist the DC Government in resolving any inventory identified by Titan as missing and support the development of the Renovation Specification. Titan must receive the missing inventory very early (by Tuesday) in week two (2). Titan will scan the Renovation Inventory, review the results, and create the unconfirmed DataMaps.

Application programs can be coded in such a way that makes it very difficult or even impossible to uncover date fields using any manual or automated technique without possessing application specific knowledge or documentation. To maximize application renovation success, given the challenges of finding all dates,
Titan:

     - Tracks discoverable date fields through their interaction with all other fields to uncover hidden date fields

     - Automates an integrated rapid analysis tool for technical domain analysis

     - Focuses and facilitates application domain analysis by providing a DataMap for the DC Government Application Specialist review, customization, and specification signoff

Titan will send the unconfirmed DataMaps to the DC Government for confirmation and augmentation of Titan's automated and technical domain discovery process. The DataMap provides a view into the application's use of data. It contains information about all records and parameters discovered through Titan's toolset, repository and technical analysis.

The DC Government will review and confirm the DataMap provided by Titan. The review and confirmation of this information allow the DC Government to influence the entire renovation effort before the start of the renovation process. During DataMap confirmation, limited individual date fields may be designated for renovation using expansion to address IG-specific complexities such as a date in a key field. DataMap confirmation includes:

     -    Reviewing, modifying and confirming all date field classifications

     -    Reviewing, modifying and confirming all date field dispositions

     -    Identifying any date fields not included in the DataMap

The key deliverable from this phase is the Renovation Specification, which the DC Government and Titan will create together. The Renovation Specification is a unique Titan feature that allows the DC Govemment to influence the specifics of its code renovation before any changes take place. The Renovation Specification consists of three parts:

     1. The renovation complexities (such as dates in key fields) and the selected resolution options

     2. The confirmed DataMap, which details the type and desired disposition for each date field in each record layout

     3. The Renovation Standards, which document the expected renovation results and which are included in Appendix 2 of this Statement of Work

The Renovation Specification will be the basis of all DC Government code renovation activities.

     RENOVATION PHASE

Titan will use its automated technology to renovate the DC Government's inventory using an interpretation strategy, and will return the following:

     - Renovated programs and copybooks based on the Renovation Specification, including internal line-of-code change records documenting the changes made to the programs and copybooks

     -    External change log

     -    Required Year 2000 called subroutines

At the beginning of the second week of Renovation, the DC Government may have to send an application-knowledgeable technical representative to Titan to review the initial renovation of the code. In particular, this person will review the actual code implementation of the confirmed DataMap and the selected options for resolving complexities defined in the Renovation Specification. The DC Government representative may review other elements of the renovation to gain an understanding of the Renovation process and how that will influence the results the DC Government will receive at the conclusion of the Renovation activities. The review is expected to last up to five (5) days. At the DC Government's option, the DC Government representative may remain at Titan and participate in the actual code renovation.

Titan will conduct a formal Code Turnover meeting with the DC Government to turn over the renovated code and to review the Renovation results and Deliverables. At this meeting, which is typically scheduled for the Monday following completion of code renovation, the DC Government will formally receive the renovated source code.

After the Code Turnover meeting, Titan will deliver and assist in the installation of its Year 2000 called subroutines specifically invoked by the renovated code. Titan will grant to the DC Government a non-exclusive, royalty-free license to use any called software routines. These routines are provided solely for The DC Government's (in its capacity as a contractor to the District of Columbia) use and internal benefit in connection with code that Titan has renovated. These routines will be delivered in source code format.

     WARRANTY SUPPORT
During Warranty Support, Titan will be responsible for correcting code that the DC Government identifies as not complying with the Renovation Specification and that the DC Government has not changed without Titan's consent. Warranty Support will be available at no charge for 90 days following delivery of the renovated inventory.

Titan will provide telephone support for calls from the designated DC Government liaison during the Warranty Support period. Titan will provide on-site support during this period to correct issues that cannot be resolved via telephone support. The DC Govemment will reimburse Titan for all travel and living expenses associated with any on-site Warranty Support.

Telephone support will be available from 8 a.m. to 7 p.m. ET, Monday through Friday. If the DC Government subscribes to the optional dial-in access service, the DC Government can submit problem reports electronically at any time (system maintenance periods excepted).

DELIVERABLES

--------------------------------------------------------------------------------
                DELIVERABLES                            RESPONSIBLILITY
(X = LEADS         X = PARTICIPATES)               TITAN        DC GOVERNMENT
--------------------------------------------------------------------------------
SPECIFICATION PHASE
- Extraction Guidelines for Renovation               X
--------------------------------------------------------------------------------
- Specification Workshop                             X               X
--------------------------------------------------------------------------------
- Extracted Renovation Inventory                     X               X
--------------------------------------------------------------------------------
- Unconfirmed DataMaps                               X
--------------------------------------------------------------------------------
- DataMap Training                                   X
--------------------------------------------------------------------------------
- Renovation Specification:
  - Renovation Complexities List                     X
--------------------------------------------------------------------------------
  - Identified Renovation Complexities                               X
--------------------------------------------------------------------------------
  - Renovation Complexity Options                    X
--------------------------------------------------------------------------------
  - Selected and Documented Renovation                               X
    Complexity Solutions
--------------------------------------------------------------------------------
  - Confirmed DataMap                                                X
--------------------------------------------------------------------------------
  - Renovation Standards                             X
--------------------------------------------------------------------------------
RENOVATION PHASE
- Updated Renovation Specification                   X               X
--------------------------------------------------------------------------------
- Renovated Programs and Copybooks with              X
  line-of-code comments regarding each
  change made, and any other renovated
  source components included in the
  Renovation Inventory
--------------------------------------------------------------------------------
- External Change Log                                X
--------------------------------------------------------------------------------
- Renovated Code Receipt                                             X
--------------------------------------------------------------------------------
- Required Year 2000 Called Subroutine(s)            X
--------------------------------------------------------------------------------
WARRANTY SUPPORT
- Renovated Code Support                             X
--------------------------------------------------------------------------------
- Final Check-Point Meeting                          X               X
--------------------------------------------------------------------------------


SCHEDULE

PLANNED SCHEDULE                             Specification         Renovation                    Warranty
-----------------------------------------------------------------------------------------------------------------------------------
ACTIVITY           WEEK #              1   2   3   4   5   6   7   8  9  10  11  12  13  14  15  16  17  18  19  20  21  22  23  24
Specification Workshop                 J
Complexity Identification List         C
Inventory Reconciliation               T
Source Components Extracted            J
Renovation Complexities List Provided  C
Renovation Complexities Identified     T   T   T
Missing Inventory Identified               C
Missing Inventory Resolved                 T
Complexity Solutions Selected              T   T
DataMap Created                            C
DataMap Confirmed                              T
Renovation Specification Developed     J   J   J
Renovation Specification Signed-off            T
Renovation Specification Reviewed/             J
Refined at ARC
Source Components Renovated                        C   C   C
Install Required Year 2000 Subroutines                        J
Review "?" Log Implement Findings                             J
Complete Require On-site Renovation                           C
Code Turnover                                                 J
Install Required Year 2000 Subroutines                        J
Warranty Period                                                    C  C  C   C   C   C   C   C   C   C   C   C   C   C
------------------------------------------------------------------------------------------------------------------------------

C = Titan
J = Joint Effort
T = DC Government

ASSUMPTIONS
Titan's proposed price and schedule are based on the scope of work, assignment of responsibilities, deliverables and assumptions presented within this Statement of Work. It is important to understand the assumptions upon which Titan based its price. The assumptions enable Titan to communicate the basis of its approach, work estimate, and delivery schedule. They provide a foundation on which to build mutual understanding, common expectations, and teamwork to achieve a successful project.

If the scope of work, assignment of responsibilities, deliverables or assumptions change, it may be necessary to modify our mutual expectations of the project's cost, schedule, and/or Deliverables If any of these do change, a Titan Project Impact Report (PIR) will be prepared to document the occurrence and to assess the impact to project targets (primarily cost and due date).

     -    The technical approach to the renovation is Interpretation.

     - The program high, medium, low complexity mix is 1:1:1, as described in Appendix 3 of this Statement of Work.

     -    Screens and reports will not be changed.

     - The Renovation Inventory is in compile-ready format without pre-compilers and pre-processors, other than SQL or CICS.

     - The contents of the Renovation Inveniory will not change after it is initially extracted and sent to Titan, except as modified through the missing inventory process.

     - Extracted source code and confirmed DataMaps are expected to be received according to the Schedule section of this Statement of Work. Late shipments or elements found by Titan to be missing from the program logic that result in delays will be charged to the DC Government as Project Impacts.

     -    Renovation will be limited to date fields and date-related fields.

     - The renovation of the DC Government's Renovation Inventory is based on the confirmed Renovation Specification.

     - The DC Government will include whole applications, rather than selected pieces, in the Renovation Inventory to allow the Titan toolset to detect hidden dates and resolve usage.

     - The DC Government will have one correction cycle to resolve missing inventory according to the Schedule section of this Statement of Work. Titan will handle additional correction cycles as Project Impacts.

     - The DC Government will complete the confirmation of DataMaps within five (5) days of DataMap receipt.

     - The DC Government will provide sign-off of all deliverables within five (5) working days of receipt. After five (5) working days, deliverables will be deemed accepted by the DC Government unless Titan is notified otherwise in writing.

     - Resolution of issues not specified in the Renovation Specification that result in renovation errors are outside the scope of this Statement of Work.

     - This Statement of Work describes all the work to be performed and the deliverables to be provided. Work or deliverables not contained in this Statement of Work are considered out-of-scope and are excluded from this offering.

RESPONSIBILITIES

     TITAN RESPONSIBILITIES
Titan's responsibilities are documented in the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work.

     DC GOVERNMENT RESPONSIBILITIES
In addition to the assignment of responsibilities detailed in the Activities and Deliverables sections of this Statement of Work, the DC Government will:

     -    Designate a Project Executive and a liaison to participate as needed

     - Provide Subject Matter Experts (SMEs) knowledgeable of the applications, file structures, and data included in the Renovation Inventory to participate primarily in developing the Renovation Specification and confirming the DataMap

     - Provide adequate work space, laser printers (with at least 2M memory), telephones (including speakerphones and analog lines) and use of other office equipment for each Titan team member while on-site

     - Ensure the Renovation Inventory source represents production and can be compiled

     - Assist in the extract source elements, as identified in the Scope of Work section of this Statement of Work, according to the Extraction Guidelines provided by Titan

     - Submit the initial Renovation Inventory, in a single shipment, to Titan per the Schedule section of this Statement of Work

     - Provide all information in an expedient manner to meet project schedules

     - Document any complexities that may have an impact on DataMap creation or the Renovation process in the Renovation Specification

     -    Execute all validation, implementation and data conversion activities

     - Provide a single point of contact (liaison) for the Warranty Support period

COMPLETION CRITERIA
This Statement of Work will be complete when Titan has provided the items listed in the above section titled Deliverables for which it is responsible.

INVESTMENT SUMMARY
Based on the scope of work, assignment of responsibilities, deliverables and assumptions described elsewhere in this Statement of Work, Titan will renovate the DC Government inventory for a fixed price of [...***...] per LOC. There will be Ninety (90) days of Warranty Support following the completion of 20XX testing.

The Agreement provides the terms and conditions underlying the services to be provided under this Statement of Work. This Statement of Work, and its terms and prices, are valid for six (6) weeks from the date on this Statement of Work. Titan has already started the activities associated with this SOW, and will continue according to the Workplan. This Statement of Work, including the Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Statement of Work. This Statement of Work and the Agreement merge and supersede all prior oral or written agreements, discussions, negotiations, commitments, writings or understandings, including without limitation any representations contained in any sales literature, brochures or other written descriptive or advertising material and is the complete and exclusive statement of the terms of the parties' agreement. Each of the parties acknowledges and agrees that, in executing this Statement of Work and the Agreement, it has not relied upon, and it expressly disclaims any reliance upon, any representation or statement not set forth herein or in the Agreement.

This Statement of Work may be executed in separate counterparts, which together shall constitute a single instrument.

To show their agreement to these terms, Titan and Client, acting through their Authorized Representatives, have signed and delivered this Statement of Work on the dates specified below.


     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature

     /s/ Vivek Kuman                    /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     Vivek Kuman                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     Contracting Officer                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and            Corporation
       Procurement                      600 Maryland Ave., S.W.
     441 4th Street, NW                 Suite 450
     Washington, DC 20001               Washington, DC 20024


                   *CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A
                         EXHIBIT A TO STATEMENT OF WORK
          REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

RENOVATION ONLY SERVICES [MONEY BACK GUARANTEE]

Titan represents and warrants to Client that any source code change made by Titan as part of the Year 2000 Services shall be consistent with the DataMap specifications and renovation specifications. In the event of a breach of the foregoing warranty Titan shall correct the change so as to bring it into compliance with that warranty or, at Client's option, Titan shall provide Client with a full money back refund with respect to the applicable Statement of Work for which such change relates, PROVIDED, HOWEVER, that such refund will only occur upon Client's permanently ceasing all use of, and returning to Titan all copies of, all of the Code that Titan has renovated for Client pursuant to such applicable Statement of Work. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 90 days of Client's receipt of the renovated Code from Titan or said claim shall be waived.

The services provided hereunder are dependent upon the information supplied by Client to Titan with regard to Client's Code, including without limitation Client's review of the DataMap. In light of this, and the changes which might be made by Client or any third party in any Code that Titan renovates or in Code that interacts with that Code, Titan provides the warranty set forth above for the time period set forth above and does not warrant that any Code will function without problems.

Client acknowledges and understands that Titan has notified Client that Code renovated by Titan pursuant to this SOW should be tested prior to being implemented into the Client's environment. Client recognizes that such testing is an important component of year 2000 services and is designed to reduce errors in the Code and to increase the likelihood that Code which needs to be renovated to address the Year 2000 problem has been identified and renovated. Client acknowledges that it will NOT be purchasing testing services from Titan; it is Client's responsibility to ensure an appropriate level of testing for its Code. In addition to any other disclaimer of warranty or limitation of liability otherwise contained in the Agreement or this Statement of Work, and without limiting the same, CLIENT RELEASES TITAN, ITS PARENTS, SUBSIDIARIES, AND AFFILIATES, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITY OF ANY NATURE WHATSOEVER RELATING TO THE TESTING OF (OR FAILURE TO TEST) SUCH CODE.

     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature

                                        /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
                                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
                                        Business Manager
     ------------------------------     -------------------------------
     Date                               Date
                                        22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and            Corporation
       Procurement                      600 Maryland Ave., S.W.
     441 4th Street, NW                 Suite 450
     Washington, DC 20001               Washington, DC 20024

EXHIBIT B

                         EXHIBIT B TO STATEMENT OF WORK
                    LICENSE RIGHTS TO CGADATE/CGACVT AND UDM

By this Exhibit B to the Statement of Work for Year 2000 Renovation only services, Titan hereby grants to Client a non-exclusive, royalty-free license to use for its own internal benefit in connection with the Code renovated by Titan pursuant to this Statement of Work and the Agreement, the software routines known as CGACVT and CGADATE (the "LICENSED ROUTINES") and the computer program known as the Universal Data Migrator ("UDM"). Titan shall deliver to Client the source code for the Licensed Routines and the object code for the UDM. Client shall ensure that use of the Licensed Routines and the UDM is made only by (i) Client's employees, (ii) individuals or entities which sell only the services of individuals with sufficient skills to work on Year 2000 service projects (subject to the execution of a non-disclosure agreement providing for the protection of the Licensed Routines and the UDM) which does not include, and Client shall not allow access to the Licensed Routines or the UDM by, any individual or entity that otherwise sells, markets or delivers Year 2000 services, or (iii) individuals or entities approved in advance in writing by Titan in its discretion. Client acknowledges and agrees that Titan has no obligation under this Agreement to provide support or updates to the Licensed Routines or the UDM. The Licensed Routines and the UDM shall constitute Private Information of Titan and shall be subject to the provisions of Article 8 (CONFIDENTIALITY) of the Agreement. In addition, Client shall keep the source code for the Licensed Routines in protected libraries in order to protect the proprietary nature of that software.

Client acknowledges and agrees that the making of any additions, changes or other modifications to the Licensed Routines or the UDM by anyone (other than by Titan's personnel within the scope of, and made as part of, the Year 2000 services provided under the Agreement and an express provision of a Statement of
Work) SHALL VOID ANY REPRESENTATION OR WARRANTY OF TITAN PURSUANT TO ARTICLE 9 OF THE AGREEMENT WITH REGARD TO THE LICENSED ROUTINES OR THE UDM AS WELL AS WITH REGARD TO RENOVATED SOFTWARE WHICH UTILIZES THAT LICENSED ROUTINE OR WITH
REGARD TO SOFTWARE RENOVATED USING THE UDM.


     GOVERNMENT OF THE DISTRICT OF      TITAN SOFTWARE SYSTEMS
     COLUMBIA:                          CORPORATION:
     Signature                          Signature

     /s/ Vivek Kumian                   /s/ Peggy A. Owens
     ------------------------------     -------------------------------
     Name                               Name
     Vivek Kuman                        Peggy A. Owens
     ------------------------------     -------------------------------
     Title                              Title
     Contracting Officer                Business Manager
     ------------------------------     -------------------------------
     Date                               Date
     7/28/99                            22 June 1999
     ------------------------------     -------------------------------
     District of Columbia               Titan Software Systems
     Office of Contracting and            Corporation
       Procurement                      600 Maryland Ave., S.W.
     441 4th Street, NW                 Suite 450
     Washington, DC 20001               Washington, DC 20024

APPENDIX 1: SOURCE EXTRACTION GUIDELINES

     - All source code should be compiled and linked in a staging environment prior to renovation extraction.

     - The DC Government is responsible for segregating, extracting, and shipping to Titan all production source components during the Pre-Kickoff Week.

     - The source to be extracted should consist only of the renovation inventory listed in the scope section of this Statement of Work.

     - The source to be extracted should be segregated into one PDS library for programs and one for copybooks.

     - This segregation of source data should consist of the following libraries:

          1. COBOL source programs (MVS OS/VS COBOL and VS COBOL II)
          2. COBOL copybooks (including screen MAPs, DCLGENs, etc.)

APPENDIX 2: RENOVATION STANDARDS

The Titan renovation process is carefully designed to transform programs according to the Renovation Specification with minimum disruption to the working logic of the program. This is to ensure the highest quality renovation and the lowest risk during testing. The renovation process may include data fields that are either expanded or interpreted (suppressed), which is determined by the Data Map.

This document describes the standard changes that will be made by the automated and manual renovation processes. Of course, there will be cases where additional analysis and manual code changes will be required. However, Titan will adhere to these standards whenever possible.

CHANGE CODING STANDARD

Any code to be changed will be commented out and retained in the program. All such comment lines will use a "*+" comment indicator, so that the commented code can easily be identified and later automatically removed. Changes by the Renovator will be identified as such. Any manual changes will include a comment line indicating the date and author of the changes. For example:

     Y2000+*+**      CGA/ARC:  FIELD TEST-YY EXPANDED      Y2000+
     Y2000+*+             03   TEST-YY PIC 99.             Y2000+
     Y2000C               03   TEST-YY PIC 9999.           Y2000C

The Change Marker "Y2000+" is used for added lines and "Y200OC" for changed lines. ARCDRIVE will insert a banner at the beginning of each renovated COBOL program:

        ************************************************************
Y2000+*+                                                              Y2000+
Y2000+*+ EDITED BY CGA/ARC RENOVATOR RENOALL V2.0a ON 1996-1-29 11:42 Y2000+
Y2000*+                                                               Y2000+
        ************************************************************


MAINTAIN SAME DATA FORMAT

Wherever possible, all renovated fields should retain the same basic format as in the original code, except for an expanded area. For example:

     MMDDYY              becomes MMDDYYYY
     YYMMDD              becomes YYYYMMDD
     YYDDD COMP-3        becomes YYYYDDD COMP-3
     etc.

This is important to maintain the program logic that may depend on the format.

CENTURY ADDITION TO YEAR

For expanded dates, year fields will be expanded to include the century, either as a two-digit (19/20) or one-digit (0/1) prefix. The century field will not be a separate field. For example:

           01 TEST-YY                       PIC 99

     will become

           01 TEST-YY                       PIC 9999.





This is necessary to support comparisons and calculations that may involve the expanded field. ARCDRIVE also supports the use of single digit century fields (0 = 1900, 1 = 2000).

DATA NAMES

There will be no change to the data names, even if the field contains
"YY". This is necessary to preserve the references to the field throughout the program and in related programs.

EXISTING CENTURY FIELDS

Existing Century fields will be moved to become a redefinition of the first two digits of the expanded year fields. For example:

                              03 DATE14.
                                      05        DATE14-CC PIC XX.
                                      05        DATE14-YY PTC XX.
                                      05        DATE14-MM PIC XX.
                                      05        DATE14-DD Pic XX.

will become:


     Standard (A disposition)
                             03 DATE14.
     Y2000+*+**     CGA/ARC A263  CENTURY DATE14-CC MOVED/REMOVED              Y2000+
                    *+            05 DATE14-CC                 PIC XX.         Y2000C
     Y2000+*+**     CGA/ARC A262: FIELD DATE14-YY EXPANDED                     Y2000+
     Y2000+*+                     05 DATE14-YY                 PIC XX.         Y2000+
                                  05 DATE14-YY                 PIC XXXX.       Y2000C
     Y2000+                       05 FILLER REDEFINES DATE14-YY.               Y2000+
     Y2000+                          07 DATE14-CC              PIC X(2).       Y2000+
     Y2000+                          07 FILLER                 PIC X(2).       Y2000+
                                  05 DATE14-MM                 PIC XX.
                                  05 DATE14-DD                 PIC XX.

     Z    disposition
                                  03 DATE14.
     Y2000+*+**            CGA/ARC A263: CENTURY DATE14-CC MOVEED/REMOVED      Y2000+
                                  05 DATE14-CC   21C XX.                       Y2000C
     Y2000+*+**            CGA/ARC A262: FIELD DATE14-YY EXPANDED              Y2000+
     Y2000+*+                     05 DATE14-YY                 Pic XX.         Y2000+
                                  05 DATE14-YY                 PIC XXXX.       Y2000C
     Y2000+                       05 FILLER REDEFINES DATE14-YY.               Y2000+
     Y2000+                          07 DATE14-CC              PIC X(2).       Y2000+
     Y2000+                          07 FILLER                 PIC X(2).       Y2000+
                                  05 DATE14-MM                  PIC XX.
                                  05 DATE14-DD                 PIC XX.

     This is necessary to support the use of the year as a single numeric field for comparisons and calculations. Of course, any manipulation of the century field will be flagged for manual review, since such logic is likely outdated.

     NOTE: This also applies to an interpretation solution. The year must be expanded since there is a "de facto" expansion already in the program.

     MOVES BETWEEN SUPPRESSED (INTERPRETED) AND EXPANDED FIELDS
     A MOVE between a suppressed and expanded (or vice versa) field will generate a call to a conversion routine that will insert or remove the century. For example:

     *+** CGA/ARC: DATE FORMAT CONVERSION - 'SX'
          *+        MOVE CARD-DATE TO IW-CURRENT-DATE
          MOVE CARD-DATE TO CGACVT-SUP1
          MOVE 5 TO CGACVT-POS1
          CALL CGACVT USING CGACVT-EXPAND CGACVT-AREA
          MOVE CGACVT-EXF1 TO IW-CURRENT-DATE.

     In the case of moving from an expanded field to a suppressed (interpreted) field, a COBOL move may be sufficient to remove the century by truncation. In this case, no CALL is required:

     *+** CGA/ARC: DATE CONV BY TRUNCATION - 'XS'
     MOVE WS-DATE TO REPORT-DATE

     ARCDRIVE also supports conversions between expanded or suppressed dates with those of a single-digit century.

     If CALLs are required, a COPY CGACVTWS statement will be added at the end of WORKING-STOPAGE to define any work fields.

     COMPARISONS OR CALCULATIONS INVOLVING SUPPRESSED (INTERPRETED) FIELDS
     When suppressed fields are involved in a comparison or calculation, they will first be expanded to temporary variables. The temporary variables will be used in the comparison or calculation. For example:

     *+** CGA/ARC: EXPRESSION EXPANDED
      *+   IF TEST-YY1 > TEST-YY2
               MOVE 0 TO CGACVT-POS1
               MOVE TEST-YY1 TO CGACVT-SUP1
               MOVE 0 TO CGACVT-POS2
               MOVE TEST-YY2 CGACVT-SUP2
               CALL CGACVT USING CGACVT-EXPAND) CGACVT-AREA
               IF CGACVT-EXP1 > CGACVT-EXP2

     This logic is essential to properly compare or calculate suppressed fields.

     REFERENCES TO SYSTEM DATE
     References in COBOL programs to the system date will be replaced by CALLs to a support routine that returns the system date in the same format, including the century. The calls are:

     ACCEPT FROM DAY             CALL CGADATE USING CGA-ADAY-d  xxx
     ACCEPT FROM DATE            CALL CGADATE USINC CGA-ADATE-d xxx
     MOVE CURRENT-DATE           CALL CGADATE USING CGA-CDATE-d xxx

     Where "xxx" is the receiving variable and "d" is the receiving disposition ('S', 'X', or 'C'). These routines can also be adjusted to simulate an advanced system date without any special modification to the operating system. This is very useful in testing.

     EXPANSION (ALIGNMENT) OF GROUP FIELDS AND INTERMEDIATE AREAS
     When it is determined that a group field must be enlarged due to expanded fields, any field that the group is moved to or from will also be expanded. This is called "alignment".

     If the group field is a redefinition of another area, the new area size will be the maximum of the two. If necessary, the redefined area may also be padded. If the lengths of the two redefined areas were the same before expansion, padding will be added to make the new lengths equal.

     CORRECTION OF RECORD CONTAINS CLAUSE
     If a file record has been expanded, the size of the new record in the RECORD CONTAINS clause is adjusted.

 APPENDIX 3:  PROGRAM COMPLEXITY LEVELS

     The Complexity Level reflects the expected level of effort required to Renovate, Validate, and Implement a program. Complexity is based on the following criteria:

                               HIGH                MEDIUM             LOW
                         MEETS ONE OR MORE    MEETS ONE OR MORE
                         -------------------------------------------------------
                           >4,000               1,001-4,000        =1,000
                           >35                  3-35               =2
                           >7                   3-7                =2
                           >5                   2-5                =1
                         -------------------------------------------------------

     APPENDIX 4: KEY TERMS AND PHRASES

     ARC - Application Renovation Center - A factory for high productivity, high quality scanning and renovation of SMARTscan programs.

     CODE CHANGE STANDARDS - The standards used by the ARC to make the Year 2000 coding modifications in the COBOL program and copybooks.

     RENOVATION SPECIFICATION - A deliverable that forms the basis for all code renovation activities. It allows the DC Government to influence the specifics of code renovation. The Renovation Specification consists of three parts: the renovation complexities (such as dates in key fields) and the implementation options selected to resolve each; the confirmed DataMap, which details the type and disposition for each date field in each record layout; and the expected renovation results.

     COMPLEXITY - An environmental situation at the DC Government that cannot be positively discovered solely through clues available in program code. Knowledge and/or analysis by subject matter experts before code renovation allows for the proactive selection of a consistent implementation choice. For instance, a date in a data file key field may require that the field be expanded, or the use of a date field for logic switches such as 99/12/31 may mean this record never expires.

     DATAMAP - A repository of field information for each file and program-to-program interface (parameters) that is used as the basis for renovation. It highlight's the detected date fields, their type and disposition for the change of the century. This information is provided in an electronic and printed form. It can be very useful for identifying testing requirements as well as the basis or standard for renovation. The information contained in the DataMap must be used to renovate all components consistently (i.e., programs - all languages, copybooks, JCL, etc.)

     PIR - (Project Impact Report) A Titan form used to record events that impact project targets, or which impact the project team's ability to achieve those targets. To document client approval of time, budget, and schedule changes associated with the impact.

     PROGRAM - Any separately compilable entity

     UDM (Univergal Data Migrator) - A tool used to advance dates for testing, bridge files in production, audit date field formats.

     ARCDRIVE - A proprietary, rules-based artificial intelligence technology that detects and modifies problem dates consistently

     SMARTSCAN - refers to the MVS OS/VS COBOL and MVS VS COBOL II source code renovated by the ARCDRIVE tool

     APPENDIX 5: OPTIONAL SERVICES
     The DC Government may want to consider adding several optional services as an integral part of this Renovation project. The popular service packages are identified below. They enhance the value that Titan can add to the performance of the overall project. The package information below includes the package title followed by the major elements or efforts included in that package. Additional information is available to further describe each of these services.

     1.  Extraction Support Package
         - Resolve Inventory Versions
         - Compile Programs
         - Extract Source
     2.  Advanced Renovation Package
         - Establish Electronic Link to ARC
         - Perform Extended Renovations: JCL, Sorts
     3.  Additional Language Support Package
         - Perform ARCDRIVE-assisted Renovations
         - PL/1                           - Focus
         - Easytrieve                     - Natural
         - Telon
         - Perform Manual Renovations
         - Assembler                      - RPG
         - etc.

     1. Universal Data Migrator-SM-(UDM-SM-) Package
         - Generate DataMap Extracts
         - Perform UDM Use Training on How to:
         - Establish Bridges
         - Expand Baseline
         - Advance Baseline
         - Convert Production Data
         - Install Bridges
         - Audit Date Formats
         - Provide UDM Assistance
      2. Testing Methodology Package
         - Testing Methodology Process
         - Testing Process Training
         - Validate Phase Training
         - Baseline Training
         - Outline 20XX Acceptance Process
         - Testing Environment Set-up Training
      3. Extended Testing Support Package
         - Establish Testing Environment
         - Compile and Run Baseline
         - Identify and Develop Solutions to Testing and Implementation Complexities
         - Provide 19XX Testing Assistance
         - Provide 20XX Testing Assistance
       4. Project Management Assistance Package
         - Planning and Scheduling Assistance
         - Identify and Develop Solutions to Testing and Implementation Complexities
         - Assist with Managing Project Team
         - Assist in Maintaining Schedule and Scope Control

          - Orient Project Team to Year 2000 Project Processes
     5.  Resynchronization Package
          - Perform Configuration Management including Resynchronization

     1.  Full Service Package
          - Includes all above services, plus provide POST-TESTING Warranty (beyond renovation receipt)

[LOGO]

     October 7, 1999

     Office of the Chief Technology Officer
     Room 930S
     441 4th Street, NW
     Washington, DC 20001

     Attention:     Vivek Kumar
                    Contracting Officer

     Subject: AMENDMENT NO. 1 TO STATEMENT OF WORK BP03-002 PIN NO. TOOC9122720 ASSESSMENT, REMEDIATION OF Y2K APPLICATION

     Dear Mr. Kumar:

     Titan Corporation ("Titan") and District of Columbia Government ("DC Government") enter into this Anendment No. 1 ("Amendment") effective as of the 8th day of October 1999.

     WHEREAS, Titan and the DC Government entered into a certain document entitled "Purchase Notification No. P/N No. TCOOC9122720" dated as of 10 February 1999 (the "Agreement"),

     WHEREAS, Titan and the DC Government entered into, among other Statements of Work, Statement of Work BP03-002 for Pre-test Scan Smart Walk-Through dated 28 July 1999 ("SOW BP03-002"),

     WHEREAS, Titan and the DC Government desire to amend the SOW BP03-002 as set forth herein,

     NOW, THEREFORE, in consideration of the foregoing premises as well as the mutual obligations herein made and undertaken, the parties, intending to be legally bound, hereby covenant and agree as follows:

     1. Add the following language to SOW BP03-002 under the "Scope of Work" section: "Assembler source for which total lines of code is currently undetermined is priced at a cost of [...***...] per line of code. In addition, the parties understand and acknowledge that "Exhibit B-Software License" attached to SOW BP03-002, is not applicable to this Assembler source code. Moreover, such Assembler source code is not subject to the previously agreed to "Exhibit A Pre-test Scanning" representation and warranty. The only warranty language to govern the assembler source code is attached to this Amendment as Exhibit A entitled "Assembler QUICKCHECK."


                      *CONFIDENTIAL TREATMENT REQUESTED

     2. All terms and conditions of the Agreement and SOW BPO3-002 remain in full force and effect unless explicitly modified by this Amendment.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representatives to be effective as of the date set forth above.

Please indicate your acceptance of this Amendment by signing both copies of this Amendment and returning one fully executed original to the undersigned.

Very truly yours,

TITAN SOFTWARE SYSTEMS CORPORATION


By:  /s/ Peggy A. Owens
     -----------------------------
     Peggy A. Owens
     Business Manager


                                    Agreed and Accepted:

                                    OFFICE OF THE CHIEF TECHNOLOGY
                                    OFFICER

                                    By: /s/ Vivek Kumar
                                        ---------------------------------
                                        Vivek Kumar, Contracting Officer

                                    By: /s/ Suzanne Peck
                                        ----------------------------------
                                        Suzanne Peck, Chief Technology Officer

                     EXHIBIT A TO STATEMENT OF WORK BP03-002
          REPRESENTATIONS AND WARRANTIES RELATING TO YEAR 2000 SERVICES

                              ASSEMBLER QUICKCHECK-TM-

     In connection with Year 2000 QUICKCHECK SERVICES provided pursuant to the Statement of Work, Titan Software Systems Corporation ("Titan") represents and warrants that Titan will scan all data which the District of Columbia Government ("Client") sends to Titan (which has been extracted in accordance with the Extraction Guide) and that Titan will provide a Smart Analysis Report based on this source data which will substantially conform to the extract requirement.

     In the event of a breach of the foregoing warranty, Client's sole remedy shall be for Titan to perform again the services in respect of which the foregoing bas been breached to bring them into compliance with such warranty. Any claim for breach of the foregoing warranty must be made by written notice to Titan within 90 days of Client's receipt of the Smart Analysis Report from Titan or said claim shall be waived.

     CLIENT RECOGNIZES THAT THE SERVICES PROVIDED HEREUNDER ARE DEPENDENT UPON THE INFORMATION SUPPLIED BY CLIENT TO TITAN WITH REGARD TO CLIENT'S CODE. IN LIGHT OF THIS, TITAN PROVIDES THE WARRANTY SET FORTH ABOVE. WITHOUT LIMITING THE FOREGOING, CLIENT RECOGNIZES THAT TITAN SPECIFICALLY DOES NOT WARRANT THAT, IN PERFORMING THESE SERVICES, TITAN WILL IDENTIFY ALL CLIENT CODE WHICH MAY NOT PROPERLY HANDLE DATES DURING AND AFTER THE YEAR 2000. THE PARTIES RECOGNIZE AND AGREE THAT THOSE SERVICES DO NOT CONSTITUTE A RESPONSIBILITY PROJECT AND TITAN DOES NOT WARRANT ANY PARTICULAR OUTCOME; CLIENT SHALL REMAIN SOLELY RESPONSIBLE FOR THE RESULTS ACHIEVED IN SUCH EFFORT. IN PARTICULAR, THE PARTIES RECOGNIZE AND AGREE THAT TITAN DOES NOT WARRANT THAT THE VALIDATION OF CLIENT'S CODE WILL BE COMPLETE OR MEET ANY PARTICULAR SERVICES LEVEL OR QUALITY.

     EXCEPT AS SET FORTH IN THE PRECEDING PARAGRAPHS IN THIS
     EXHIBIT A AND IN SECTION 3.2 OF THE AGREEMENT, TITAN EXPRESSLY DISCLAIMS ANY AND ALL OTHER WARRANTIES.

TITAN SOFTWARE SYSTEMS               OFFICE OF THE CHIEF TECHNOLOGY
CORPORATION                          OFFICER
                                     GOVERNMENT OF THE DISTRICT OF
                                     COLUMBIA

By:  /s/ Peggy A. Owens              By:   /s/ Vivek Kumar
-------------------------------      ------------------------------
Name:  Peggy A. Owens                Name:   Vivek Kumar

Title:  Business Manager             Title: Contracting Officer

Date:  7 October 99                  Date:  10/12/99